As filed with the Securities and Exchange Commission on March 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09303 & 811-09923
Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
(Exact name of registrant as specified in charter)
555 Taxter Road, Suite 175
Elmsford, NY 10523
(Address of principal executive offices) (Zip code)
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)
(800) 930-3828
Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

December 31, 2010 www.kineticsfunds.com

Annual Report

The Internet Fund
 The Global Fund
 The Paradigm Fund
 The Medical Fund
 The Small Cap Opportunities Fund
 The Market Opportunities Fund
 The Water Infrastructure Fund
 The Multi-Disciplinary Fund
 The Tactical Paradigm Fund

Each a series of Kinetics Mutual Funds, Inc.

(Kinetics Mutual Funds, Inc. Logo)

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2010

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds’ Annual Report for the fiscal year ended December 31, 2010. On balance, the Kinetics Family of Mutual Funds had solid investment results for 2010, with gains of 17.37% for The Paradigm Fund, 13.86% for the Small-Cap Opportunities Fund, 11.31% for The Market Opportunities Funds, 21.18% for The Internet Fund, 4.30% for The Medical Fund, 20.30% for The Global Fund, 3.47% for The Tactical Paradigm Fund, and 13.04% for The Multi-Disciplinary Fund. The Water Infrastructure Fund declined by 4.60% for the same period. This compares with the 2010 returns of 15.06% and 16.91% for the S&P 500 Index(1) and for the NASDAQ Composite Index(2), respectively. The comparison of our funds to these two indices is merely for illustrative purposes and is not an indication that we are trying to replicate or exceed the performance of a certain index during a discrete short timeframe. Our investment goal is to provide you with commendable investment results, without regard as to how an index is positioned in relationship to our funds. We encourage you to use whatever index you feel appropriate for your own comparison purposes.

We have always maintained that our long-term investment results will be driven by the underlying business operations of the companies we own. In this regard, nothing has changed. As global investors continue to re-assess risk, those companies that have, typically, rebounded the most in price have been those which performed well operationally throughout the crisis. We still believe our Funds offer noteworthy value for long-term investors, as we believe the price recovery for our holdings is still in the earlier stages. Markets will have down periods, sometimes extreme, such as seen during 2008 - early 2009, but if your focus is upon the business fundamentals, you should, and hopefully will, in the longer term, be rewarded for your steadfastness.

We continue to inform our shareholders through our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, newsflashes, recent performance data, and online access to account information.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on companies that currently have, or which should soon have, sustainable high returns on equity. The Fund has produced attractive returns since its inception in an environment that should be described as difficult for equity investors. The Paradigm Fund is Kinetics’ flagship fund. For those interested in potentially less volatility, we encourage you to examine our Multi-Disciplinary Fund, listed below.

The Tactical Paradigm Fund seeks to provide long-term growth of capital by generally investing all of its assets in the Paradigm Portfolio, while also dynamically hedging market risk with futures, options and short sales of ETFs. The Tactical Paradigm Fund may also purchase or write options, either separately or in combination with each other, to adjust the market risk and return of its overall investment positions. Broadmark Asset Management, LLC, serves as the sub-adviser for the hedged portion of the Fund. We expect to close this fund in early 2011.

The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that have the potential for rewarding long-term investment results.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies.

The Internet Fund is a sector fund that focuses on companies engaged in the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one’s equity exposure. More recently, this fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.

The Global Fund’s mandate was changed in early April 2008 to an emphasis on global investments. This fund is truly a go-anywhere-fund and is presently finding exciting opportunities in the more developed markets.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges, or that act as facilitators, such as airports and publicly-traded toll roads.

The Water Infrastructure Fund is a sector fund that invests in global companies engaged in water infrastructure and water-specific natural resources, as well as related activities. This fund is now being managed in-house and is using an investment strategy similar to that of the Multi-Disciplinary Fund. As such, we hope to achieve very attractive long-term results with muted volatility.

The Multi-Disciplinary Fund is a fund that seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the fund may cause the manager to purchase equity securities.

Peter B. Doyle
President
Kinetics Mutual Funds, Inc.

(1)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

(2)	The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Dear Shareholders:

Perhaps in defiance of the vocal cottage industry of financial doomsayers, 2010 was a satisfactory year for the majority of the Kinetics Mutual Funds. The Funds (No-Load Class) experienced gains of 17.37% in the Paradigm Fund, 13.86% in the Small Cap Opportunities Fund, 11.31% in the Market Opportunities Fund, 4.30% in the Medical Fund, 21.18% in the Internet Fund, 13.04% in the Multi-Disciplinary Fund, 20.30% in the Global Fund, and 3.47% in the Tactical Paradigm Fund. The Water Infrastructure Fund, which was managed by an outside sub-adviser for the majority of 2010, posted a loss of 4.60%. The Water Infrastructure Fund is now being managed in-house by the Kinetics investment staff. The S&P 500 Index and the NASDAQ Composite Index had respective returns of 15.06% and 16.91% during the same period.

During 2010, in general terms, stock prices rose until April, then declined until August, and then rose again until year end. For the greater part of the year, the daily gains or losses in stock prices had much to do with the news released on a particular day. For institutional investors, a crowd that needs no encouragement, the financial crisis apparently reinforced the idea that one has to trade the market, lest one be seen as sleeping at the wheel. It appears the new religion in financial management is that fundamental buy-and-hold investing has been invalidated.

The performance of The Paradigm Fund and The Tactical Paradigm Fund can be attributed to investments in financial exchanges, holding companies (owner operated), Chinese infrastructure companies, Canadian oil sands companies, real estate investment trusts and gaming/casino companies with exposure to Macao. Global economic growth, low interest rates, stable inflation and stability of financial system were underlying factors for the investments’ financial performance.

The Global Fund’s performance benefitted from rising expectations for economic growth in developed and developing markets. The Fund’s investments also benefitted in change in investor sentiment from the previous two years, as investors looked to value companies on the basis of earnings, rather than perceptions of the financial system’s stability.

Decreasing option price volatility and narrowing corporate credit spreads generated a substantial portion of 2010 returns for The Multi-Disciplinary Fund. The Fund maintained a diverse option exposure across a variety of high quality corporations which was supplemented by income received from bonds of equally high quality companies in the energy, real estate and power generation industries. The Fund benefitted not only from the income of the options and bonds, but also price appreciation in the bonds as company fundamentals and the economy improved.

Performance for The Small Cap Opportunities Fund was largely driven by allocations to financial exchanges, holding companies, real estate developers, media companies and Chinese infrastructure businesses. Overall economic and stock market performance was heavily influenced by the fiscal and monetary policies implemented by the United States government. As a result of such low interest rates and high capital spending policies, domestic businesses experienced recovering earnings and increased margins.

The Market Opportunities Fund embraced a systemic financial recovery in 2010 as allocations to financial exchanges, asset management companies and various critical financial intermediary businesses dictated Fund performance for the year. Increases in investor confidence, financial activity and economic output are factors that underpinned the Fund’s returns.

The Water Infrastructure Fund’s performance was the result of premiums received on option positions, income and price appreciation in fixed income positions and price appreciation in equity positions. The exposure was diversified across water related industries including water utilities, water purification, water transportation (pipes and pumps) and water rights companies. The option and fixed income positions provided stability and income to the Fund during volatile periods of the year, while the equity positions provided additional upside when markets stabilized.

The performance of The Medical Fund for 2010 was driven by allocations into discounted pharmaceuticals and biotechnology companies. Gains came from both equity appreciation and strong dividend yields. In addition, due to discounts to intrinsic valuations, merger and acquisition activity within companies held by the Fund continued at a brisk pace, dramatically unlocking value.

For The Internet Fund, while the number of holdings that advanced for the year vastly exceeded those that fell, the performance of media companies and other content providers had a notable contribution to the Fund’s overall return during 2010. This was likely due to the market recognizing that such companies possess high earnings leverage, in which the marginal increase in revenue after development costs translates into pure profit. Additionally, a number of the Fund’s holdings in international Internet-related companies appreciated considerably, reflective of the vast growth potential that these companies possess.

Yogi Berra once quipped: “It’s tough to make predictions, especially about the future,” and this is a view to which we fully subscribe. Leaving aside the high frictional costs of trading, the idea that one can “out trade” other market participants defies all common sense and basic mathematics; yet, it is embraced by a majority of investors. For perspective, consider a 3x3 Rubik’s Cube, a seemingly simple puzzle. A 3x3 cube has six sides, with nine mini-cubes to a side. Thus, it has 54 mini-cubes in total. Without some basic instructions as to how to solve the puzzle, one can spend a fair amount of time coming up with a solution for a scrambled cube. Even with some instruction, the cube is not so simple. Just ask Erno Rubik, the cube’s inventor, who spent over a month trying to solve it the first time he scrambled his original cube in 1974. There are over 43 quintillion scrambled starting positions on a 3x3 Rubik’s Cube (a quintillion, which is a real number, is a billion times a billion). Serious mathematicians have spent the better part of 30 years trying to determine the minimum number of moves it would take to complete the cube from every starting position. With the help of Google’s computers, and over 35 years of computing power, they have come up with an answer, 20. Keep in mind that the faces of the mini-cubes on a Rubik’s Cube are fixed. The notion that an investor can out-guess all the other market participants, or that economists have great insight into the direction of the overall economy, defies all mathematical logic once you consider all the variables that need to be calculated, variables that are constantly shifting.

Domestic equity fund flows suggest that headlines and volatility (all of the daily guessing) continue to make investors hesitant to commit funds to developed market (U.S., Europe, Japan) equities. In accordance with current investor trends ( a good contrarian indicator), the reasons to own equities in 2011 are at least as compelling as they were at the start of 2010: generally attractive valuations, low interest rates, rising corporate profits and dividends, sizable stock buybacks, and, finally, accretive merger activity.

A recent cover of Barron’s Magazine (January 24, 2011) had a caricature of Warren Buffett under the headline, “Mr. Moneybags.” Mr. Buffett is seen smiling broadly as he clutches dollar bills, as more dollars seemingly fall from the sky all around him. The article on Berkshire Hathaway, the company headed by Mr. Buffet since 1965, is, for the most part, very positive. It goes into detail about the company’s attractive valuation (“shares trade at just 1.15 times projected year-end 2011 book”), its prodigious earnings (2011 after-tax profits may exceed $12 billion), and its masterstroke November 2009 acquisition of Burlington Northern, which may have added over $10 billion worth of value to Berkshire in little more than a year’s time. The article also notes that Berkshire’s stock price is little changed in the last year, despite its impressive and improving operating results. We have owned Berkshire for well over 10 years in various accounts, and it was an original position in our Paradigm Fund. While it is somewhat gratifying to read positive things about companies we own, we also found the article amusing, because Barron’s had another cover story on Berkshire Hathaway, in December of 1999. That article, which was not as flattering, was titled, “What’s Wrong, Warren?” The article goes on to say, “But there’s more to Berkshire’s weak showing than just operating and investment performance. To be blunt, Buffett, who turns 70 in 2000, is viewed by an increasing number of investors as too conservative, even passé. Buffett, Berkshire’s chairman and chief executive, may be the world’s greatest investor, but he hasn’t anticipated or capitalized on the boom in technology stocks in the past few years.” The article did quote a number of investors who liked the stock, then trading at 1.5 times book value and expected to earn $2 billion after tax. From the end of 1999, Berkshire’s stock price, which had higher valuation metrics than today, appreciated 118.8% through the end of 2010. Over the same time period, the S&P 500 Index rose just 4.59% and the tech-heavy NASDAQ Composite declined by 29.9%. Over the same time period our flagship fund, the Paradigm Fund, rose by 151.9%. Our success or failure is ultimately predicated on the underlying business operations of the companies we own. A perusal of our long-term results should encourage our investors.

We believe a very important dynamic is taking place in the financial industry, one that should ultimately benefit fundamental buy-and-hold investors such as Kinetics. Exchange traded funds (ETFs) are growing rapidly in popularity. It is estimated that ETFs now have close to $1 trillion invested in them, with close to a 1,000 different funds. ETFs were designed to be a passive investment strategy, but with so many choices they have become an active strategy, with high turnover among the owners, who are jumping from one ETF to another. Companies that are typically deemed desirable for inclusion in an ETF are those with great liquidity. For example, Berkshire would probably not be included in an ETF because Warren Buffett owns a significant stake, as do other long-term holders of the stock. Thus, it is not that “liquid”, even though it is massive in size. In effect, the designers of ETFs are bypassing companies that are largely owned by their original founders in favor of managements that are more transitory in nature. Basic psychology would suggest that owners make better decisions and take better care of their property than do agents brought in from the outside to run the business for a short time before moving on to their next career endeavor. We believe that it is not just a coincidence that ETFs have grown in popularity while companies comparable to Berkshire have become better values. Similarly to the response to the temporary underperformance in 1999, we believe this is likely to end poorly for those making that bet. We recently read that 67% of the world’s billionaires started from scratch, building up great enterprises over time through hard work and diligence. Most of the world’s billionaires still have sizable positions in the companies they control. These are the companies largely excluded from ETFs.

We thank you for your continued support and will continue to work diligently in helping you reach your financial goals.

The Kinetics Investment Team

Peter B. Doyle
Chief Investment Strategist

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment program, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Water Infrastructure Fund invest in a single industry, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet and biotechnology stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries and have experienced extreme price and volume fluctuations. International investing [for The Global Fund, The Water Infrastructure Fund, The Paradigm Fund, The Market Opportunities Fund, The Small Cap Opportunities Fund, The Internet Fund and The Tactical Paradigm Fund] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share price for these Funds is expected to be more volatile than that of a U.S.-only fund. Past performance is no guarantee of future performance.

Because smaller companies [for The Global Fund, The Small Cap Opportunities Fund and The Water Infrastructure Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for all Funds] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the Funds in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies.

Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all or generally all of their investable assets in a corresponding portfolio series of Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The NASDAQ Composite (NASDAQ) and the Standard & Poor’s 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor, Inc. is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor, Inc. is an affiliate of Kinetics Asset Management, Inc., Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com.

January 1, 2011 — Kinetics Asset Management, Inc.

How a $10,000 Investment Has Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

S&P 500 Index — The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite Index — The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

S&P Global Water Index — The S&P Global Water Index is comprised of fifty of the largest publicly traded companies in water-related businesses that meet specific investability requirements. The index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. The securities that comprise the S&P Global Water Index may differ substantially from the securities in The Water Infrastructure Fund’s portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 BuyWrite Index (BXM) — The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The securities that comprise the CBOE S&P 500 BuyWrite Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 PutWrite Index (PUT) — The CBOE S&P 500 Put-Write Index (PUT) is a benchmark index designed to track the performance of a passive program that sells near-term, at-the-money S&P 500 Index puts. The securities that comprise the CBOE S&P 500 Put-Write Index may differ substantially from the securities in The Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2000 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite

One Year	21.18%	20.89%	13.94%	20.26%	15.06%	16.91%

Five Years	8.97%	8.84%	7.56%	N/A	2.29%	3.76%

Ten Years	4.89%	N/A	N/A	N/A	1.41%	0.71%

Since Inception No Load Class (10/21/96)	15.55%	N/A	N/A	N/A	5.96%	5.53%

Since Inception Advisor Class A (4/26/01)	N/A	5.04%	4.40%	N/A	2.13%	2.78%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	6.23%	−1.58%	1.58%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2000 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite

One Year	20.30%	20.04%	19.24%	20.26%	15.06%	16.91%

Five Years	3.81%	N/A	N/A	N/A	2.29%	3.76%

Ten Years	4.57%	N/A	N/A	N/A	1.41%	0.71%

Since Inception No Load Class (12/31/99)	−4.88%	N/A	N/A	N/A	0.41%	−3.81%

Since Inception Advisor Class A (5/19/08)	N/A	2.28%	−0.02%	N/A	−2.49%	2.04%

Since Inception Advisor Class C (5/19/08)	N/A	N/A	N/A	1.52%	−2.49%	2.04%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2000 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite

One Year	17.37%	17.11%	10.39%	16.45%	17.62%	15.06%	16.91%

Five Years	3.71%	3.44%	2.22%	2.91%	3.89%	2.29%	3.76%

Ten years	9.25%	N/A	N/A	N/A	N/A	1.41%	0.71%

Since Inception No Load Class (12/31/99)	8.76%	N/A	N/A	N/A	N/A	0.41%	−3.81%

Since Inception Advisor Class A (4/26/01)	N/A	9.24%	8.57%	N/A	N/A	2.13%	2.78%

Since Inception Advisor Class C (6/28/02)	N/A	N/A	N/A	9.75%	N/A	4.91%	7.24%

Since Inception Institutional Class (5/27/05)	N/A	N/A	N/A	N/A	5.65%	2.99%	4.48%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2000 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite

One Year	4.30%	4.13%	−1.86%	3.55%	15.06%	16.91%

Five Years	6.49%	6.27%	5.01%	N/A	2.29%	3.76%

Ten Years	0.91%	N/A	N/A	N/A	1.41%	0.71%

Since Inception No Load Class (9/30/99)	7.67%	N/A	N/A	N/A	1.65%	−0.31%

Since Inception Advisor Class A (4/26/01)	N/A	2.11%	1.49%	N/A	2.13%	2.78%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	2.66%	−1.58%	1.58%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2000 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite

One Year	13.86%	13.56%	7.04%	13.00%	14.10%	15.06%	16.91%

Five Years	3.10%	2.84%	1.63%	N/A	3.28%	2.29%	3.76%

Ten Years	8.81%	N/A	N/A	N/A	N/A	1.41%	0.71%

Since Inception No Load Class (3/20/00)	9.20%	N/A	N/A	N/A	N/A	0.47%	−5.00%

Since Inception Advisor Class A (12/31/01)	N/A	6.37%	5.67%	N/A	N/A	3.01%	3.48%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	−4.93%	N/A	−1.58%	1.58%

Since Inception Institutional Class (8/12/05)	N/A	N/A	N/A	N/A	3.65%	2.54%	3.92%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
January 31, 2006 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite

One Year	11.31%	11.11%	4.71%	10.54%	11.54%	15.06%	16.91%

Since Inception No Load Class (1/31/06)	4.19%	N/A	N/A	N/A	N/A	1.79%	2.89%

Since Inception Advisor Class A (1/31/06)	N/A	3.92%	2.68%	N/A	N/A	1.79%	2.89%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	−2.36%	N/A	−1.58%	1.58%

Since Inception Institutional Class (5/19/08)	N/A	N/A	N/A	N/A	−4.16%	−2.49%	2.04%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Water Infrastructure Fund
June 29, 2007 — December 31, 2010

Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		S&P Global
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Water Index

One Year	−4.60%	−4.80%	−10.29%	−5.15%	−4.38%	15.05%	15.95%

Since Inception No Load Class (6/29/07)	−4.42%	N/A	N/A	N/A	N/A	−2.83%	−1.12%

Since Inception Advisor Class A (6/29/07)	N/A	−4.64%	−6.23%	N/A	N/A	−2.83%	−1.12%

Since Inception Advisor Class C (6/29/07)	N/A	N/A	N/A	−5.11%	N/A	−2.83%	−1.12%

Since Inception Institutional Class (6/29/07)	N/A	N/A	N/A	N/A	−4.17%	−2.83%	−1.12%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Multi-Disciplinary Fund
February 11, 2008 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ	CBOE	CBOE
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	Buy	PUT

One Year	13.04%	12.64%	6.17%	12.13%	13.19%	15.06%	16.91%	5.86%	9.02%

Since Inception No Load Class (2/11/08)	4.72%	N/A	N/A	N/A	N/A	0.11%	4.75%	0.43%	3.60%

Since Inception Advisor Class A (2/11/08)	N/A	4.45%	2.33%	N/A	N/A	0.11%	4.75%	0.43%	3.60%

Since Inception Advisor Class C (2/11/08)	N/A	N/A	N/A	3.94%	N/A	0.11%	4.75%	0.43%	3.60%

Since Inception Institutional Class (2/11/08)	N/A	N/A	N/A	N/A	4.92%	0.11%	4.75%	0.43%	3.60%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

*	Effective 12/31/2010, The Multi-Disciplinary Fund has replaced the CBOE S&P 500 Buy Write Index (BXM) with the CBOE S&P 500 PutWrite Index (PUT). The portfolio management team believes that CBOE S&P 500 PutWrite Index (PUT) is more representative of the Fund than the CBOE S&P 500 Buy Write Index (BXM).

The Tactical Paradigm Fund
December 31, 2009 — December 31, 2010

	Ended 12/31/2010
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite

One Year	3.47%	3.08%	−2.85%	2.53%	3.51%	15.06%	16.91%

Since Inception No Load Class (12/31/09)	3.47%	N/A	N/A	N/A	N/A	15.06%	16.91%

Since Inception Advisor Class A (12/31/09)	N/A	3.08%	−2.85%	N/A	N/A	15.06%	16.91%

Since Inception Advisor Class C (12/31/09)	N/A	N/A	N/A	2.53%	N/A	15.06%	16.91%

Since Inception Institutional Class (12/31/09)	N/A	N/A	N/A	N/A	3.51%	15.06%	16.91%

(1)	Reflects front-end sales charge of 5.75%.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example
December 31, 2010

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2010 and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line and second line items of the table below provide information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Fund or both. The Adviser for the Master Portfolios has directed a certain amount of the Master Portfolio’s trades to brokers believed to provide the best execution and, as a result, the Master Portfolios have generated direct brokerage credits to reduce certain service provider fees. Each Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between the Fund and any other series of Kinetics Mutual Funds, Inc. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two series of Kinetics Mutual Funds, Inc. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The third and fourth line items of the table below provide information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one’s ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. In if these transactional costs were included, one’s costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
The Internet Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,266.57	1.94%	$11.08
No Load Class Actual — after expense reimbursement	$1,000.00	$1,266.57	1.89%	$10.80
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.43	1.94%	$9.86
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,265.17	2.19%	$12.50
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,265.17	2.14%	$12.22
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.17	2.19%	$11.12
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,261.99	2.69%	$15.34
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,261.99	2.64%	$15.05
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.64	2.69%	$13.64
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,011.90	2.64%	$13.39
The Global Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,295.51	3.90%	$22.57
No Load Class Actual — after expense reimbursement	$1,000.00	$1,295.51	1.39%	$8.04
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,005.55	3.90%	$19.71
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,292.50	4.15%	$23.98
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,292.50	1.64%	$9.48

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,004.28	4.15%	$20.97
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,287.88	4.65%	$26.82
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,287.88	2.14%	$12.34
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,001.76	4.65%	$23.46
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
The Paradigm Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,276.11	1.76%	$10.10
No Load Class Actual — after expense reimbursement	$1,000.00	$1,276.11	1.64%	$9.41
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.33	1.76%	$8.94
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,274.38	2.01%	$11.52
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,274.38	1.89%	$10.83
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.07	2.01%	$10.21
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,271.00	2.51%	$14.37
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,271.00	2.39%	$13.68
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.55	2.51%	$12.73
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,277.03	1.71%	$9.81
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,277.03	1.44%	$8.26
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.59	1.71%	$8.69
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Medical Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,118.64	1.99%	$10.63
No Load Class Actual — after expense reimbursement	$1,000.00	$1,118.64	1.39%	$7.42
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.17	1.99%	$10.11
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,117.34	2.24%	$11.95
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,117.34	1.64%	$8.75
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,114.18	2.74%	$14.60
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,114.18	2.14%	$11.40
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.39	2.74%	$13.89
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
The Small Cap Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,229.44	1.84%	$10.34
No Load Class Actual — after expense reimbursement	$1,000.00	$1,229.44	1.64%	$9.22

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.93	1.84%	$9.35
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,227.68	2.09%	$11.74
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,227.68	1.89%	$10.61
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.67	2.09%	$10.61
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,224.81	2.59%	$14.52
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,224.81	2.39%	$13.40
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.15	2.59%	$13.14
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,230.44	1.79%	$10.06
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,230.44	1.44%	$8.10
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Market Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,219.99	1.93%	$10.80
No Load Class Actual — after expense reimbursement	$1,000.00	$1,219.99	1.64%	$9.18
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.48	1.93%	$9.80
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,216.98	2.18%	$12.18
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,216.98	1.89%	$10.56
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.22	2.18%	$11.07
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,214.46	2.68%	$14.96
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,214.46	2.39%	$13.34
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.70	2.68%	$13.59
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,221.06	1.88%	$10.52
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,221.06	1.44%	$8.06
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.73	1.88%	$9.55
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Water Infrastructure Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,115.10	2.26%	$12.05
No Load Class Actual — after expense reimbursement	$1,000.00	$1,115.10	1.64%	$8.74
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.81	2.26%	$11.47
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,113.63	2.51%	$13.37
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,113.63	1.89%	$10.07

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.55	2.51%	$12.73
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,110.41	3.01%	$16.01
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,110.41	2.39%	$12.71
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,010.03	3.01%	$15.25
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,115.34	2.21%	$11.78
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,115.34	1.44%	$7.68
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.06	2.21%	$11.22
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Multi-Disciplinary Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,129.40	5.19%	$27.86
No Load Class Actual — after expense reimbursement	$1,000.00	$1,129.40	1.49%	$8.00
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$999.04	5.19%	$26.15
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,126.51	5.44%	$29.16
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,126.51	1.74%	$9.33
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$997.78	5.44%	$27.39
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,124.64	5.94%	$31.81
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,124.64	2.24%	$12.00
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$995.26	5.94%	$29.87
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,128.75	5.14%	$27.58
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,128.75	1.29%	$6.92
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$999.29	5.14%	$25.90
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56
The Tactical Paradigm Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,122.24	6.20%	$33.17
No Load Class Actual — after expense reimbursement	$1,000.00	$1,122.24	2.29%	$12.25
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$993.95	6.20%	$31.16
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.66	2.29%	$11.62
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,120.43	6.45%	$34.47
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,120.43	2.54%	$13.58
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$992.69	6.45%	$32.40
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,012.40	2.54%	$12.88
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,116.93	6.95%	$37.08
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,116.93	3.04%	$16.22

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2010

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/10)	(12/31/10)	Expense Ratio	(7/1/10 to 12/31/10)
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$990.17	6.95%	$34.86
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,009.88	3.04%	$15.40
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,122.63	6.15%	$32.90
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,122.63	2.09%	$11.18
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$994.20	6.15%	$30.91
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.67	2.09%	$10.61

Note:	Each Fund records its proportionate share of the respective Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions includes Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Fund’s annualized expense ratio before expense reimbursement and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Allocation of The Tactical Paradigm Fund Assets
December 31, 2010

The Tactical Paradigm Fund

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
The Tactical Paradigm Fund
Schedule of Investments — December 31, 2010

Identifier	OTHER INVESTMENTS — 95.91%	Value

	Other Investments — 95.91%
	Kinetics Paradigm Portfolio[m]	1,531,791

	TOTAL OTHER INVESTMENTS	1,531,791

	TOTAL INVESTMENTS — 95.91%	$1,531,791

Percentages are stated as a percent of net assets.

m —	Please see The Paradigm Portfolio’s Portfolio of Investments for a detailed schedule of investments.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
The Tactical Paradigm Fund
Schedule of Futures Contracts — December 31, 2010

			Unrealized
			Appreciation/
Identifier	SHORT FUTURES CONTRACTS	Contracts	(Depreciation)

ESH1	S&P 500 EMINI Futures Contract, Expiring March 2011 (Multiplier of 50, underlying Face Amount at Market Value $689,150)	11	$(12,387)

	TOTAL SHORT FUTURES CONTRACTS		$(12,387)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Assets & Liabilities
December 31, 2010

	The Internet	The Global
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$115,255,930	$5,296,841
Receivable from Adviser	4,846	15,419
Receivable for Master Portfolio interest sold	223,059	—
Receivable for Fund shares sold	10,918	3,850
Prepaid expenses and other assets	17,220	14,434

Total assets	115,511,973	5,330,544

LIABILITIES:
Payable for Master Portfolio interest purchased	—	3,850
Payable to Directors and Officers	1,659	86
Payable for Fund shares repurchased	233,977	—
Payable for service fees	24,549	1,105
Payable for distribution fees	702	179
Accrued expenses and other liabilities	77,296	12,814

Total liabilities	338,183	18,034

Net assets	$115,173,790	$5,312,510

NET ASSETS CONSIST OF:
Paid in capital	$92,326,294	$6,069,102
Accumulated net investment income (loss)	54,100	(23,401)
Accumulated net realized loss on investments and foreign currency	(23,778,966)	(1,300,750)
Net unrealized appreciation on:
Investments and foreign currency	46,572,362	567,559

Net Assets	$115,173,790	$5,312,510

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$113,085,292	$4,541,173
Shares outstanding	3,035,874	971,739
Net asset value per share (offering and redemption price)	$37.25	$4.67

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$1,892,151	$707,176
Shares outstanding	51,571	151,095
Net asset value per share (redemption price)	$36.69	$4.68

Offering price per share ($36.69 divided by .9425 and $4.68 divided by .9425)	$38.93	$4.97

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$196,347	$64,161
Shares outstanding	5,486	13,818
Net asset value per share (offering and redemption price)	$35.79	$4.64

*	Each Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Assets & Liabilities
December 31, 2010

	The Paradigm	The Medical
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$1,208,791,332	$30,676,424
Receivable from Adviser	115,672	15,182
Receivable for Master Portfolio interest sold	282,871	21,655
Receivable for Fund shares sold	2,143,090	5,589
Prepaid expenses and other assets	34,981	15,568

Total assets	1,211,367,946	30,734,418

LIABILITIES:
Payable to Directors and Officers	18,867	483
Payable for Fund shares repurchased	2,425,961	27,244
Payable for service fees	230,235	6,520
Payable for distribution fees	189,310	1,384
Accrued expenses and other liabilities	351,918	22,809

Total liabilities	3,216,291	58,440

Net assets	$1,208,151,655	$30,675,978

NET ASSETS CONSIST OF:
Paid in capital	$1,957,688,385	$30,643,234
Accumulated net investment income (loss)	(9,775,040)	28,164
Accumulated net realized loss on investments and foreign currency	(1,021,368,388)	(677,876)
Net unrealized appreciation on:
Investments and foreign currency	281,606,698	682,456

Net Assets	$1,208,151,655	$30,675,978

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$687,056,274	$25,776,928
Shares outstanding	29,478,131	1,322,932
Net asset value per share (offering and redemption price)	$23.31	$19.48

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$226,263,752	$4,207,003
Shares outstanding	9,860,177	220,773
Net asset value per share (redemption price)	$22.95	$19.06

Offering price per share ($22.95 divided by .9425 and $19.06 divided by .9425)	$24.35	$20.22

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$152,570,975	$692,047
Shares outstanding	6,855,733	36,613
Net asset value per share (offering and redemption price)	$22.25	$18.90

CALCULATION OF NET ASSET VALUE PER SHARE —
INSTITUTIONAL CLASS:
Net assets	$142,260,654
Shares outstanding	6,119,270
Net asset value per share (offering and redemption price)	$23.25

*	Each Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Assets & Liabilities
December 31, 2010

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$155,118,505	$58,518,497
Receivable from Adviser	16,799	14,631
Receivable for Master Portfolio interest sold	340,854	78,889
Receivable for Fund shares sold	44,761	13,110
Prepaid expenses and other assets	22,233	24,724

Total assets	155,543,152	58,649,851

LIABILITIES:
Payable to Directors and Officers	2,562	903
Payable for Fund shares repurchased	385,615	92,000
Payable for service fees	31,518	12,429
Payable for distribution fees	5,518	6,655
Accrued expenses and other liabilities	71,877	27,134

Total liabilities	497,090	139,121

Net assets	$155,046,062	$58,510,730

NET ASSETS CONSIST OF:
Paid in capital	$314,478,990	$88,209,920
Accumulated net investment loss	(1,089,215)	(2,114,296)
Accumulated net realized loss on investments and foreign currency	(188,919,026)	(34,818,280)
Net unrealized appreciation on:
Investments and foreign currency	30,575,313	7,233,386

Net Assets	$155,046,062	$58,510,730

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$130,278,539	$38,562,142
Shares outstanding	5,587,064	3,366,208
Net asset value per share (offering and redemption price)	$23.32	$11.46

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$11,509,161	$14,167,453
Shares outstanding	500,776	1,239,468
Net asset value per share (redemption price)	$22.98	$11.43

Offering price per share ($22.98 divided by .9425 and $11.43 divided by .9425)	$24.38	$12.13

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$3,450,477	$5,569,269
Shares outstanding	152,152	492,787
Net asset value per share (offering and redemption price)	$22.68	$11.30

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$9,807,885	$211,866
Shares outstanding	418,279	18,459
Net asset value per share (offering and redemption price)	$23.45	$11.48

*	Each Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Assets & Liabilities
December 31, 2010

	The Water	The Multi-
	Infrastructure	Disciplinary
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$24,122,101	$4,097,779
Receivable from Adviser	13,293	6,662
Receivable for Master Portfolio interest sold	146,515	—
Receivable for Fund shares sold	80,528	8,000
Prepaid expenses and other assets	15,425	26,299

Total assets	24,377,862	4,138,740

LIABILITIES:
Payable for Master Portfolio interest purchased	—	8,000
Payable to Directors and Officers	399	28
Payable for Fund shares repurchased	227,043	—
Payable for service fees	4,471	791
Payable for distribution fees	3,938	145
Accrued expenses and other liabilities	18,049	14,136

Total liabilities	253,900	23,100

Net assets	$24,123,962	$4,115,640

NET ASSETS CONSIST OF:
Paid in capital	$32,389,675	$3,890,144
Accumulated net investment loss	(33,240)	(12,853)
Accumulated net realized gain (loss) on investments, foreign currency and written option contracts	(9,416,641)	2,997
Net unrealized appreciation on:
Investments and foreign currency	20,727	69,225
Written option contracts	1,163,441	166,127

Net Assets	$24,123,962	$4,115,640

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$7,001,497	$3,489,290
Shares outstanding	835,279	333,411
Net asset value per share (offering and redemption price)	$8.38	$10.47

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$10,100,308	$355,903
Shares outstanding	1,209,401	34,093
Net asset value per share (redemption price)	$8.35	$10.44

Offering price per share ($8.35 divided by .9425 and $10.44 divided by .9425)	$8.86	$11.08

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$2,839,723	$128,001
Shares outstanding	344,069	12,309
Net asset value per share (offering and redemption price)	$8.25	$10.40

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$4,182,434	$142,446
Shares outstanding	496,582	13,564
Net asset value per share (offering and redemption price)	$8.42	$10.50

*	Each Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Assets & Liabilities
December 31, 2010

The Tactical
Paradigm
Fund

ASSETS:
Investments in the Master Portfolios, at value*	$1,531,791
Deposit at brokers for futures	56,046
Receivable from Adviser	3,910
Due from broker-variation margin	825
Prepaid expenses and other assets	24,152

Total assets	1,616,724

LIABILITIES:
Payable to Sub-Adviser	885
Payable to Directors and Officers	19
Payable for service fees	337
Payable for distribution fees	2,636
Accrued expenses and other liabilities	15,670

Total liabilities	19,547

Net assets	$1,597,177

NET ASSETS CONSIST OF:
Paid in capital	$1,542,457
Accumulated net investment loss	(10,975)
Accumulated net realized loss on investments, foreign currency, written option contracts and future contracts	(326,571)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	404,653
Futures contracts	(12,387)

Net Assets	$1,597,177

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$49,847
Shares outstanding	4,850
Net asset value per share (offering and redemption price)	$10.28

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$502,267
Shares outstanding	49,043
Net asset value per share (redemption price)	$10.24

Offering price per share ($10.24 divided by .9425)	$10.86

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$1,024,355
Shares outstanding	100,210
Net asset value per share (offering and redemption price)	$10.22

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$20,708
Shares outstanding	2,022
Net asset value per share (offering and redemption price)	$10.24

*	Each Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Operations
For the Year Ended December 31, 2010

	The Internet	The Global
	Fund	Fund

INVESTMENT LOSS ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$850,831	$92,408
Interest	54,676	1
Income from securities lending	106,235	2,043
Other income	99,868	—
Expenses allocated from Master Portfolio	(1,461,843)	(119,398)

Net investment loss from Master Portfolio	(350,233)	(24,946)

EXPENSES:
Distribution fees — Advisor Class A	2,841	1,204
Distribution fees — Advisor Class C	1,093	322
Shareholder servicing fees — Advisor Class A	2,841	1,204
Shareholder servicing fees — Advisor Class C	365	107
Shareholder servicing fees — No Load Class	264,081	11,061
Transfer Agent fees and expenses	172,690	20,215
Reports to shareholders	72,171	3,501
Administration fees	36,254	1,669
Professional fees	17,217	7,625
Directors’ and Officers’ fees and expenses	7,293	355
Registration fees	39,557	40,711
Fund accounting fees	5,256	242
Other expenses	5,327	236

Total expenses	626,986	88,452
Less, expense reimbursement	(64,197)	(137,533)

Net expenses	562,789	(49,081)

Net investment income (loss)	(913,022)	24,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	3,608,256	621,170
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	18,108,751	246,651
Written option contracts	(5,403)	—

Net gain on investments	21,711,604	867,821

Net increase in net assets resulting from operations	$20,798,582	$891,956

† Net of Foreign Taxes Withheld of:	$33,821	$10,402

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Operations
For the Year Ended December 31, 2010

	The Paradigm	The Medical
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$23,133,845	$581,765
Interest	1,681,570	58
Income from securities lending	2,082,596	24,147
Expenses allocated from Master Portfolio	(16,706,025)	(434,646)

Net investment income from Master Portfolio	10,191,986	171,324

EXPENSES:
Distribution fees — Advisor Class A	563,355	10,946
Distribution fees — Advisor Class C	1,153,688	5,099
Shareholder servicing fees — Advisor Class A	563,355	10,946
Shareholder servicing fees — Advisor Class C	384,562	1,703
Shareholder servicing fees — No Load Class	1,794,385	65,568
Shareholder servicing fees — Institutional Class	257,319	—
Transfer Agent fees and expenses	696,038	32,486
Reports to shareholders	347,584	11,576
Administration fees	426,920	11,005
Professional fees	74,582	11,363
Directors’ and Officers’ fees and expenses	83,835	2,163
Registration fees	93,940	39,882
Fund accounting fees	59,730	1,552
Other expenses	71,038	1,370

Total expenses	6,570,331	205,659
Less, expense waiver for Institutional Class service fees	(192,989)	—
Less, expense reimbursement	(1,524,125)	(189,372)

Net expenses	4,853,217	16,287

Net investment income	5,338,769	155,037

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(106,442,949)	(220,195)
Net change in unrealized appreciation of:
Investments and foreign currency	278,030,932	1,376,200

Net gain on investments	171,587,983	1,156,005

Net increase in net assets resulting from operations	$176,926,752	$1,311,042

† Net of Foreign Taxes Withheld of:	$1,193,928	$28,223

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Operations
For the Year Ended December 31, 2010

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$2,249,570	$1,090,688
Interest	20,973	36
Income from securities lending	100,654	81,141
Expenses allocated from Master Portfolio	(2,336,881)	(841,186)

Net investment income from Master Portfolio	34,316	330,679

EXPENSES:
Distribution fees — Advisor Class A	31,127	39,161
Distribution fees — Advisor Class C	28,274	41,919
Shareholder servicing fees — Advisor Class A	31,127	39,161
Shareholder servicing fees — Advisor Class C	9,425	13,973
Shareholder servicing fees — No Load Class	337,810	94,441
Shareholder servicing fees — Institutional Class	26,349	171
Transfer Agent fees and expenses	104,089	41,861
Reports to shareholders	41,150	13,810
Administration fees	56,967	20,534
Professional fees	21,999	13,639
Directors’ and Officers’ fees and expenses	11,001	4,065
Registration fees	52,988	48,179
Fund accounting fees	8,024	2,884
Other expenses	10,510	3,375

Total expenses	770,840	377,173
Less, expense waiver for Institutional Class service fees	(19,761)	(129)
Less, expense reimbursement	(356,797)	(167,828)

Net expenses	394,282	209,216

Net investment income (loss)	(359,966)	121,463

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(588,589)	(336,643)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	20,471,453	6,205,603
Written option contracts	—	(37,822)

Net gain on investments	19,882,864	5,831,138

Net increase in net assets resulting from operations	$19,522,898	$5,952,601

† Net of Foreign Taxes Withheld of:	$66,129	$39,957

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Operations
For the Year Ended December 31, 2010

	The Water	The Multi-
	Infrastructure	Disciplinary
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$423,323	$85
Interest	173,690	111,245
Income from securities lending	52,546	54
Expenses allocated from Master Portfolio	(380,207)	(53,600)

Net investment income from Master Portfolio	269,352	57,784

EXPENSES:
Distribution fees — Advisor Class A	28,794	418
Distribution fees — Advisor Class C	21,516	892
Shareholder servicing fees — Advisor Class A	28,794	418
Shareholder servicing fees — Advisor Class C	7,172	297
Shareholder servicing fees — No Load Class	18,216	4,663
Shareholder servicing fees — Institutional Class	8,643	227
Transfer Agent fees and expenses	31,734	20,392
Reports to shareholders	14,338	158
Administration fees	9,190	2,192
Professional fees	10,794	9,460
Directors’ and Officers’ fees and expenses	1,816	100
Registration fees	47,795	46,603
Fund accounting fees	1,299	119
Other expenses	1,175	40

Total expenses	231,276	85,979

Less, expense waiver for Institutional Class service fees	(6,482)	(170)
Less, expense reimbursement	(137,029)	(104,577)

Net expenses	87,765	(18,768)

Net investment income	181,587	76,552

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(2,178,542)	3,717
Written option contracts expired or closed	(296,275)	98,444
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(357,260)	35,546
Written option contracts	1,163,441	115,719

Net gain (loss) on investments	(1,668,636)	253,426

Net increase (decrease) in net assets resulting from operations	$(1,487,049)	$329,978

† Net of Foreign Taxes Withheld of:	$31,416	$—

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Operations
For the Year Ended December 31, 2010

The Tactical
Paradigm
Fund

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
Dividends†	$26,366
Interest	1,784
Income from securities lending	1,717
Expenses allocated from Master Portfolio	(17,220)

Net investment income from Master Portfolio	12,647

EXPENSES:
Distribution fees — Advisor Class A	1,165
Distribution fees — Advisor Class C	6,176
Shareholder servicing fees — Advisor Class A	1,165
Shareholder servicing fees — Advisor Class C	2,058
Shareholder servicing fees — No Load Class	235
Shareholder servicing fees — Institutional Class	42
Sub-Advisory fees	9,119
Custodian fees and expenses	3,276
Transfer Agent fees and expenses	20,301
Reports to shareholders	148
Administration fees	2,412
Professional fees	10,011
Directors’ and Officers’ fees and expenses	90
Registration fees	7,473
Fund accounting fees	25,671
Interest expense	54

Total expenses	89,396
Less, expense waiver for Institutional Class service fees	(32)
Less, expense reimbursement	(67,156)

Net expenses	22,208

Net investment loss	(9,561)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency allocated from Master Portfolio	(260,660)
Written option contracts expired or closed	30,716
Futures contracts	(97,336)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency allocated from Master Portfolio	404,653
Futures contracts	(12,387)

Net gain on investments	64,986

Net increase in net assets resulting from operations	$55,425

† Net of Foreign Taxes Withheld of:	$1,299

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$(913,022)	$(492,158)	$24,135	$21,456
Net realized gain (loss) on sale of investments and foreign currency	3,608,256	3,597,660	621,170	(418,155)
Net change in unrealized appreciation of investments, foreign currency and written options	18,103,348	32,089,184	246,651	1,899,110

Net increase in net assets resulting from operations	20,798,582	35,194,686	891,956	1,502,411

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	—	(127,292)	(43,877)	(19,692)

Total distributions	—	(127,292)	(43,877)	(19,692)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	—	(930)	(5,645)	(1,275)

Total distributions	—	(930)	(5,645)	(1,275)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	—	(145)	(303)	(22)

Total distributions	—	(145)	(303)	(22)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	3,021,151	4,869,857	1,128,676	2,868,282
Redemption fees	170	1,370	102	6,702
Proceeds from shares issued to holders in reinvestment of dividends	—	123,697	43,193	19,427
Cost of shares redeemed	(15,163,154)	(10,313,179)	(1,733,680)	(1,808,229)

Net increase (decrease) in net assets resulting from capital share transactions	(12,141,833)	(5,318,255)	(561,709)	1,086,182

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	1,362,470	489,536	289,022	312,466
Redemption fees	16	201	14	—
Proceeds from shares issued to holders in reinvestment of dividends	—	825	1,741	417
Cost of shares redeemed	(412,504)	(225,140)	(50,310)	(101,796)

Net increase in net assets resulting from capital share transactions	949,982	265,422	240,467	211,087

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	43,167	302	24,258	21,000
Redemption fees	—	—	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	43	303	22
Cost of shares redeemed	—	(33,452)	(6,489)	—

Net increase (decrease) in net assets resulting from capital share transactions	43,167	(33,107)	18,072	21,022

TOTAL INCREASE IN NET ASSETS:	9,649,898	29,980,379	538,961	2,799,713
NET ASSETS:
Beginning of year	105,523,892	75,543,513	4,773,549	1,973,836

End of year*	$115,173,790	$105,523,892	$5,312,510	$4,773,549

*Including undistributed net investment
income (loss) of:	$54,100	$(912,146)	$(23,401)	$(8,321)

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	92,334	175,734	281,577	878,509
Shares issued in reinvestments of dividends and distributions	—	4,000	9,289	4,994
Shares redeemed	(461,380)	(401,239)	(433,433)	(557,975)

Net increase (decrease) in shares outstanding	(369,046)	(221,505)	(142,567)	325,528

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	39,616	17,431	69,249	84,996
Shares issued in reinvestments of dividends and distributions	—	27	373	107
Shares redeemed	(12,363)	(8,671)	(12,056)	(36,346)

Net increase in shares outstanding	27,253	8,787	57,566	48,757

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,472	12	6,225	6,943
Shares issued in reinvestments of dividends and distributions	—	2	65	6
Shares redeemed	—	(1,599)	(1,651)	—

Net increase (decrease) in shares outstanding	1,472	(1,585)	4,639	6,949

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income	$5,338,769	$9,664,271	$155,037	$234,571
Net realized loss on sale of investments, foreign currency	(106,442,949)	(281,292,053)	(220,195)	(152,213)
Net change in unrealized appreciation of investments and foreign currency	278,030,932	685,169,758	1,376,200	4,225,736

Net increase in net assets resulting from operations	176,926,752	413,541,976	1,311,042	4,308,094

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(10,863,592)	(6,864,283)	(141,862)	(175,656)
Net realized gains	—	—	—	(22,795)

Total distributions	(10,863,592)	(6,864,283)	(141,862)	(198,451)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(3,108,298)	(741,228)	(12,747)	(28,347)
Net realized gains	—	—	—	(4,778)

Total distributions	(3,108,298)	(741,228)	(12,747)	(33,125)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(1,760,303)	—	(688)	(618)
Net realized gains	—	—	—	(507)

Total distributions	(1,760,303)	—	(688)	(1,125)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(2,558,528)	(1,674,477)	N/A	N/A
Net realized gains	—	—	N/A	N/A

Total distributions	(2,558,528)	(1,674,477)	N/A	N/A

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	102,887,659	228,538,793	10,282,693	8,877,756
Redemption Fees	13,160	96,505	132	5,196
Proceeds from shares issued to holders in reinvestment of dividends	10,197,239	6,669,240	140,271	196,171
Cost of shares redeemed	(340,164,186)	(392,483,046)	(6,758,118)	(6,974,443)

Net increase (decrease) in net assets resulting from capital share transactions	(227,066,128)	(157,178,508)	3,664,978	2,104,680

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	26,261,163	52,590,755	1,196,355	2,336,497
Redemption Fees	4,893	—	177	1,395
Proceeds from shares issued to holders in reinvestment of dividends	2,635,918	642,068	7,167	18,350
Cost of shares redeemed	(85,179,916)	(123,719,278)	(1,492,863)	(1,638,705)

Net increase (decrease) in net assets resulting from capital share transactions	(56,277,942)	(70,486,455)	(289,164)	717,537

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	8,298,564	15,759,105	356,622	354,523
Redemption Fees	712	532	—	4
Proceeds from shares issued to holders in reinvestment of dividends	1,536,819	—	441	689
Cost of shares redeemed	(47,196,534)	(44,568,229)	(139,626)	(307,788)

Net increase (decrease) in net assets resulting from capital share transactions	(37,360,439)	(28,808,592)	217,437	47,428

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS :
Proceeds from shares sold	49,106,216	52,022,093	N/A	N/A
Redemption Fees	541	2,858	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	2,167,870	1,564,877	N/A	N/A
Cost of shares redeemed	(53,388,379)	(95,494,884)	N/A	N/A

Net decrease in net assets resulting from capital share transactions	(2,113,752)	(41,905,056)	N/A	N/A

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(164,182,230)	105,883,377	4,748,996	6,945,038
NET ASSETS:
Beginning of year	1,372,333,885	1,266,450,508	25,926,982	18,981,944

End of year*	$1,208,151,655	$1,372,333,885	$30,675,978	$25,926,982

*Including undistributed net investment
income (loss) of:	$(9,775,040)	$2,487,370	$28,164	$29,613

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	4,985,324	13,500,735	545,733	503,291
Shares issued in reinvestments of dividends and distributions	439,158	331,473	7,182	10,374
Shares redeemed	(16,845,311)	(24,319,939)	(355,336)	(421,096)

Net increase (decrease) in shares outstanding	(11,420,829)	(10,487,731)	197,579	92,569

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	1,278,667	3,318,616	64,338	140,646
Shares issued in reinvestments of dividends and distributions	115,297	32,395	375	993
Shares redeemed	(4,218,313)	(8,280,037)	(80,705)	(102,207)

Net increase (decrease) in shares outstanding	(2,824,349)	(4,929,026)	(15,992)	39,432

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	417,554	1,011,821	19,193	22,768
Shares issued in reinvestments of dividends and distributions	69,320	—	23	37
Shares redeemed	(2,404,604)	(2,955,060)	(7,443)	(19,133)

Net increase (decrease) in shares outstanding	(1,917,730)	(1,943,239)	11,773	3,672

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	2,381,963	3,148,491	N/A	N/A
Shares issued in reinvestments of dividends and distributions	93,604	77,932	N/A	N/A
Shares redeemed	(2,583,750)	(5,875,213)	N/A	N/A

Net decrease in shares outstanding	(108,183)	(2,648,790)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$(359,966)	$(509,988)	$121,463	$(62,027)
Net realized loss on sale of investments and foreign currency	(588,589)	(45,656,563)	(336,643)	(7,399,154)
Net change in unrealized appreciation of investments, foreign currency and written options	20,471,453	143,852,458	6,167,781	30,077,593

Net increase in net assets resulting from operations	19,522,898	97,685,907	5,952,601	22,616,412

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(2,187,430)	—	(1,939,475)	(20,768)

Total distributions	(2,187,430)	—	(1,939,457)	(20,768)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(165,531)	—	(677,980)	(9,381)

Total distributions	(165,531)	—	(677,980)	(9,381)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(35,675)	—	(243,526)	(2,890)

Total distributions	(35,675)	—	(243,526)	(2,890)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(163,727)	—	(11,629)	(10)

Total distributions	(163,727)	—	(11,629)	(10)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	14,985,968	36,310,875	2,555,924	7,876,163
Redemption fees	3,294	8,109	309	47,139
Proceeds from shares issued to holders in reinvestment of dividends	2,097,736	—	1,892,329	20,440
Cost of shares redeemed	(62,304,199)	(64,086,132)	(9,242,637)	(14,496,784)

Net decrease in net assets resulting from capital share transactions	(45,217,201)	(27,767,148)	(4,794,075)	(6,553,042)

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	2,116,520	4,027,254	2,148,005	3,438,842
Redemption fees	717	472	4,256	8,744
Proceeds from shares issued to holders in reinvestment of dividends	132,990	—	533,060	7,753
Cost of shares redeemed	(6,197,572)	(7,399,034)	(7,979,700)	(10,299,115)

Net decrease in net assets resulting from capital share transactions	(3,947,345)	(3,371,308)	(5,294,379)	(6,843,776)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	411,674	1,109,508	594,179	1,574,137
Redemption fees	—	101	2,058	7
Proceeds from shares issued to holders in reinvestment of dividends	21,022	—	208,569	2,366
Cost of shares redeemed	(1,792,550)	(1,004,506)	(1,567,544)	(2,210,676)

Net increase (decrease) in net assets resulting from capital share transactions	(1,359,854)	105,103	(762,738)	(634,166)

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	1,069,997	9,645,168	193,362	10,807
Redemption fees	14	269	—	—
Proceeds from shares issued to holders in reinvestment of dividends	111,423	—	603	10
Cost of shares redeemed	(12,224,759)	(86,994,949)	(11,602)	—

Net increase (decrease) in net assets resulting from capital share transactions	(11,043,325)	(77,349,512)	182,363	10,817

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(44,597,190)	(10,696,958)	(7,588,838)	8,563,196
NET ASSETS:
Beginning of year	199,643,252	210,340,210	66,099,568	57,536,372

End of year*	$155,046,062	$199,643,252	$58,510,730	$66,099,568

*Including undistributed net investment
income (loss) of:	$(1,089,215)	$870,062	$(2,114,296)	$57,267

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	663,539	2,125,038	234,324	840,758
Shares issued in reinvestments of dividends and distributions	90,071	—	165,414	1,569
Shares redeemed	(2,905,365)	(4,028,266)	(841,037)	(1,774,870)

Net decrease in shares outstanding	(2,151,755)	(1,903,228)	(441,299)	(932,543)

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	103,386	229,236	192,473	407,710
Shares issued in reinvestments of dividends and distributions	5,792	—	46,719	657
Shares redeemed	(302,155)	(464,677)	(736,967)	(1,235,063)

Net decrease in shares outstanding	(192,977)	(235,441)	(497,775)	(826,696)

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	19,435	60,451	54,608	177,257
Shares issued in reinvestments of dividends and distributions	928	—	18,490	211
Shares redeemed	(87,406)	(63,523)	(146,542)	(276,951)

Net decrease in shares outstanding	(67,043)	(3,072)	(73,444)	(99,483)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap Opportunities Fund		The Market Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	49,716	659,244	17,668	1,019
Shares issued in reinvestments of dividends and distributions	4,757	—	53	1
Shares redeemed	(580,939)	(4,901,031)	(1,020)	—

Net increase (decrease) in shares outstanding	(526,466)	(4,241,787)	16,701	1,020

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income	$181,587	$46,129	$76,552	$7,052
Net realized gain (loss) on sale of investments, foreign currency and written option contracts expired or closed	(2,474,817)	(1,419,347)	102,161	99,097
Net change in unrealized appreciation of investments, foreign currency and written options	806,181	3,683,013	151,265	99,028

Net increase (decrease) in net assets resulting from operations	(1,487,049)	2,309,795	329,978	205,177

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(60,253)	(1,817)	(75,832)	(7,818)
Net realized gains	—	—	(97,584)	(14,757)

Total distributions	(60,253)	(1,817)	(173,416)	(22,575)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(56,524)	—	(7,026)	(559)
Net realized gains	—	—	(9,873)	(1,623)

Total distributions	(56,524)	—	(16,899)	(2,182)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(3,967)	—	(3,169)	(116)
Net realized gains	—	—	(3,569)	(1,672)

Total distributions	(3,967)	—	(6,738)	(1,788)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(44,989)	(7,282)	(4,248)	(947)
Net realized gains	—	—	(3,925)	(1,587)

Total distributions	(44,989)	(7,282)	(8,173)	(2,534)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	3,810,415	3,525,885	2,878,206	695,920
Redemption fees	101	635	51	—
Proceeds from shares issued to holders in reinvestment of dividends	54,002	1,579	122,312	20,528
Cost of shares redeemed	(3,555,293)	(3,951,117)	(554,675)	(3,410)

Net increase (decrease) in net assets resulting from capital share transactions	309,225	(423,018)	2,445,894	713,038

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	6,375,421	7,953,554	309,589	—
Redemption fees	1,662	997	—	—
Proceeds from shares issued to holders in reinvestment of dividends	50,605	—	16,899	2,182
Cost of shares redeemed	(5,936,700)	(6,109,558)	(79,254)	—

Net increase in net assets resulting from capital share transactions	490,988	1,844,993	247,234	2,182

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	1,279,796	1,341,247	15,000	5,000
Redemption fees	—	101	—	—
Proceeds from shares issued to holders in reinvestment of dividends	2,625	—	6,667	1,696
Cost of shares redeemed	(943,226)	(542,169)	(5,570)	(7,169)

Net increase (decrease) in net assets resulting from capital share transactions	339,195	799,179	16,097	(473)

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	3,936,264	2,665,048	26,000	—
Redemption fees	278	500	—	—
Proceeds from shares issued to holders in reinvestment of dividends	1,972	4,823	8,173	2,534
Cost of shares redeemed	(2,421,527)	(153,009)	—	—

Net increase in net assets resulting from capital share transactions	1,516,987	2,517,362	34,173	2,534

TOTAL INCREASE IN NET ASSETS:	1,003,613	7,039,212	2,868,150	893,379
NET ASSETS:
Beginning of year	23,120,349	16,081,137	1,247,490	354,111

End of year*	$24,123,962	$23,120,349	$4,115,640	$1,247,490

*Including undistributed net investment
income (loss) of:	$(33,240)	$3,244	$(12,853)	$705

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	448,551	439,147	278,898	81,319
Shares issued in reinvestments of dividends and distributions	6,441	177	11,816	2,082
Shares redeemed	(429,862)	(495,881)	(52,420)	(380)

Net increase (decrease) in shares outstanding	25,130	(56,557)	238,294	83,021

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	752,587	992,317	29,903	—
Shares issued in reinvestments of dividends and distributions	6,068	—	1,635	222
Shares redeemed	(721,854)	(828,509)	(7,901)	—

Net increase in shares outstanding	36,801	163,808	23,637	222

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	151,009	169,781	1,486	538
Shares issued in reinvestments of dividends and distributions	318	—	650	173
Shares redeemed	(117,149)	(68,264)	(538)	(829)

Net increase (decrease) in shares outstanding	34,178	101,517	1,598	(118)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Water Infrastructure Fund		The Multi-Disciplinary Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	470,451	311,808	2,512	—
Shares issued in reinvestments of dividends and distributions	234	540	790	256
Shares redeemed	(300,650)	(18,661)	—	—

Net increase in shares outstanding	170,035	293,687	3,302	256

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets

	The Tactical Paradigm Fund
	For the	December 31, 2009ˆ
	Year Ended	through
	December 31,	December 31,
	2010	2009

OPERATIONS:
Net investment income (loss)	$(9,561)	$—
Net realized gain (loss) on sale of investments, futures contracts and written option contracts expired or closed	(327,280)	—
Net change in unrealized appreciation (depreciation) of investments and futures contracts	392,266	—

Net increase in net assets resulting from operations	55,425	—

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(322)	—

Total distributions	(322)	—

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(3,297)	—

Total distributions	(3,297)	—

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(3,330)	—

Total distributions	(3,330)	—

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(220)	—

Total distributions	(220)	—

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	175,120	20,000
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	322	—
Cost of shares redeemed	(140,689)	—

Net increase in net assets resulting from capital share transactions	34,753	20,000

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	524,174	20,000
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	3,297	—
Cost of shares redeemed	(69,714)	—

Net increase in net assets resulting from capital share transactions	457,757	20,000

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	1,237,717	20,000
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	783	—
Cost of shares redeemed	(262,309)	—

Net increase in net assets resulting from capital share transactions	976,191	20,000

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	—	20,000
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	220	—
Cost of shares redeemed	—	—

Net increase in net assets resulting from capital share transactions	220	20,000

TOTAL INCREASE IN NET ASSETS:	1,517,177	80,000
NET ASSETS:
Beginning of period	80,000	—

End of period*	$1,597,177	$80,000

*Including undistributed net investment
loss of:	$(10,975)	$—

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Statements of Changes in Net Assets — (Continued)

	The Tactical Paradigm Fund
	For the	December 31, 2009ˆ
	Year Ended	through
	December 31,	December 31,
	2010	2009

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	17,694	2,000
Shares issued in reinvestments of dividends and distributions	31	—
Shares redeemed	(14,875)	—

Net increase in shares outstanding	2,850	2,000

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	53,568	2,000
Shares issued in reinvestments of dividends and distributions	323	—
Shares redeemed	(6,848)	—

Net increase in shares outstanding	47,043	2,000

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	124,174	2,000
Shares issued in reinvestments of dividends and distributions	77	—
Shares redeemed	(26,041)	—

Net increase in shares outstanding	98,210	2,000

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	—	2,000
Shares issued in reinvestments of dividends and distributions	22	—
Shares redeemed	—	—

Net increase in shares outstanding	22	2,000

ˆ	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements
December 31, 2010

1.  Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Water Infrastructure Fund (“Water Infrastructure”), The Multi-Disciplinary Fund (“Multi-Disciplinary”) and The Tactical Paradigm Fund (“Tactical Paradigm”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Water Infrastructure), February 11, 2008 (Multi-Disciplinary) and December 31, 2009 (Tactical Paradigm) (each, a “Fund” and together, the “Funds”). Each series (excluding Tactical Paradigm), unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). Tactical Paradigm seeks its investment objective by investing generally all of its investable assets in the Paradigm Portfolio while also being permitted to hedge market risk with futures, options and short sales of ETFs. Tactical Paradigm may also purchase or write options in combination with each other to adjust market risk and return of its overall investment positions. Broadmark Asset Management, LLC, serves as the sub-adviser for the hedged portion of Tactical Paradigm.

On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Water Infrastructure and February 11, 2008 with respect to Multi-Disciplinary), each series (excluding Tactical Paradigm) in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio (excluding Tactical Paradigm) which had the same investment objective as the Feeder Fund. Tactical Paradigm seeks its investment objective by investing generally all of its investable assets in the Paradigm Portfolio while also being permitted to hedge market risk with futures, options and short sales of ETFs. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

Each Feeder Fund’s respective interest in the corresponding Master Portfolio, and Tactical Paradigm’s interest in the Paradigm Portfolio, as of December 31, 2010 is as follows:

Interest in
Master Portfolio

Internet Fund	99.990%
Global Fund	99.887%
Paradigm Fund	96.901%
Medical Fund	99.949%
Small Cap Fund	99.983%
Market Opportunities Fund	99.982%
Water Infrastructure Fund	99.583%
Multi-Disciplinary Fund	97.380%
Tactical Paradigm Fund	00.123%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2010, each of the Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a service fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2010, each of the Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a service fee of 0.25% of average daily net assets. Advisor Class C shares do not have a sales charge.

As of December 31, 2010, each of the Funds offers No Load Class shares. No Load Class shares are subject to a service fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2010, the Paradigm, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm Funds offer Institutional Class shares. Institutional Class shares are subject to a service fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge.

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the sales charge on the Advisor Class A shares, the service fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

the exchange privileges of each class of shares. Shares of each Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolio’s financial statements to obtain information about the investment objective of the corresponding Feeder Funds. Tactical Paradigm seeks to provide long-term growth of capital. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2.  Significant Accounting Policies

Security Valuation
Master Portfolio securities and securities held directly by Tactical Paradigm that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Purchased non-exchange traded options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and ask are not readily available, the independent pricing service may provide a price determined by a matrix pricing method, which will take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2010, 0.00%, 0.00% and 0.00% of the net assets of the Internet Portfolio, Paradigm Portfolio and Medical Portfolio, respectively, were fair valued securities. The other Master Portfolios and Tactical Paradigm did not hold any fair valued securities at December 31, 2010.

Repurchase Agreements
Each Master Portfolio and Tactical Paradigm may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust and the Company’s policy that the Master Portfolio and Tactical Paradigm receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio or Tactical Paradigm in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio or Tactical Paradigm may be delayed or limited.

Written Option Accounting
The Master Portfolios and Tactical Paradigm may write (sell) call or put options for trading or hedging purposes. When the Master Portfolio or Tactical Paradigm writes an option, an amount equal to the premium received by the Master Portfolio or Tactical Paradigm is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio or Tactical Paradigm may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio or Tactical Paradigm enters into a closing purchase transaction, the Master Portfolio or Tactical Paradigm realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio or Tactical Paradigm realizes a gain or loss from the sale of the security

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

(or closing of the short sale). As collateral for uncovered written options, the Master Portfolio and Tactical Paradigm are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Futures Contracts
Each Master Portfolio and Tactical Paradigm may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. At the time a Master Portfolio or Tactical Paradigm purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin”. Thereafter, a the Master Portfolio or Tactical Paradigm may need to make subsequent deposits, known as “variation margin”, to reflect changes in the level of the stock index which are recorded for financial statement purposes as unrealized gains or losses.

Foreign Currency Translations
The books and records of the Master Portfolios and Tactical Paradigm are maintained in U.S. dollars. For the Master Portfolios and Tactical Paradigm, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Tactical Paradigm do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios and Tactical Paradigm do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Restricted and Illiquid Securities
The Master Portfolios and Tactical Paradigm may invest in restricted securities. These securities are valued by the Master Portfolios and Tactical Paradigm after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Tactical Paradigm have no right to require registration of unregistered securities. At December 31, 2010 the following Master Portfolio held securities restricted to institutional investors (144A Securities):

		Percentage of
Restricted Securities	Market Value	Net Assets

The Multi-Disciplinary Portfolio	$106,750	2.54%

None of the other Master Portfolios or Tactical Paradigm held restricted Securities at December 31, 2010.

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2010, the following Master Portfolios held illiquid securities:

	Market	Percentage of
	Value	Net Assets

The Internet Portfolio	$502	0.00%
The Paradigm Portfolio	0	0.00
The Medical Portfolio	0	0.00

When-Issued Securities
The Master Portfolios and Tactical Paradigm may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Tactical Paradigm record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios and Tactical Paradigm maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. Tactical Paradigm also records its proportionate share of the Paradigm Portfolio’s expenses on a daily basis. In addition, each Fund accrues its own separate expenses. Any cap on expenses includes Fund-specific expenses as well as the expenses allocated from a Master Portfolio.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2010, open tax years include the tax years ended December 31, 2007 through 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.  Investment Adviser

The Company has entered into an investment advisory agreement (the “Advisory Agreement”) with Kinetics Asset Management, Inc. (the “Adviser”), with whom certain officers and directors of the Company are affiliated, to furnish advisory services to Tactical Paradigm. The Trust has entered into Investment Advisory Agreements (the “Agreements”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. For its advisory services, the Adviser is entitled to receive 0.65% of Tactical Paradigm’s average daily net assets and 1.25% of each Master Portfolio’s average daily net assets.

The former sub-adviser to the Water Infrastructure Portfolio, Brennan Investment Partners, LLC, received its compensation from the Adviser at the annual rate of 0.35% of the average daily net assets of the Water Infrastructure Portfolio. On July 16, 2010, Brennan Investment Partners, LLC ceased serving as sub-adviser for Water Infrastructure. The sub-adviser to Tactical Paradigm, Broadmark Asset Management, LLC (the “Sub-Adviser”), receives compensation from the Adviser at the annual rate of 0.65% of the average daily net assets of Tactical Paradigm pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.

For the year ended December 31, 2010, the Tactical Paradigm Fund incurred expenses of $9,119 pursuant to the Advisory Agreement.

The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate. The Adviser may discontinue the voluntary waiver/reimbursement at any time; these waivers/reimbursements are not subject to recapture.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

For the year ended December 31, 2010, the rate earned by the Adviser from the Master Portfolios and from Tactical Paradigm and the waived fees/reimbursed expenses for the Funds are as follows:

	Internet	Global

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$64,197	$137,533
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$—	$—

	Paradigm	Medical

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$1,524,125	$189,372
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$192,989	$—

		Market
	Small Cap	Opportunities

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$356,797	$167,828
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$19,761	$129

		Multi-
	Water Infrastructure	Disciplinary

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$137,029	$104,577
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$6,482	$170

	Tactical
	Paradigm

Annual Advisory Rate	1.25%
Annual Sub-Advisory Rate	0.65%
Expenses Reimbursed by Adviser through voluntary waiver	$67,156
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$32

The Adviser receives a shareholder servicing fee from the No Load Class, Class A and Class C shares of each Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Fund’s average daily net assets attributable to No Load Class, Class A and Class C shares, respectively.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of each Fund’s average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Fund’s average daily net assets attributable to Institutional Class shares until at least May 1, 2011. For the year ended December 31, 2010, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of Paradigm, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.

For the year ended December 31, 2010, the Funds were allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2010, payments under the 12b-1 Plan for the Advisor Class A shares of Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water, Multi-Disciplinary and Tactical Paradigm were limited to 0.25% of the average daily net asset value of such shares of such Funds. During the year ended December 31, 2010, the Advisor Class A shares of Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm incurred expenses of $2,841, $1,204, $563,355, $10,946, $31,127, $39,161, $28,794, $418 and $1,165, respectively, pursuant to the 12b-1 Plan. Under the second Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares. During the year ended December 31, 2010, Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm Advisor Class C Shares incurred expenses of $1,093, $322, $1,153,688, $5,099, $28,274, $41,919, $21,516, $892 and $6,176, respectively, pursuant to the 12b-1 Plan.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Kinetics Funds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. For the year ended December 31, 2010, the Distributor received $1,646, $800, $40,499, $2,003, $2,074, $3,329, $12,605, $215 and $0 from sales loads from Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm, respectively.

4.  Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2010, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE (DECREASE)
		Accumulated
		Net	Accumulated
		Investment	Net Realized
	Paid-in-Capital	Income (Loss)	Gain (Loss)

The Internet Fund	$(138,451,652)	$1,879,268	$136,572,384
The Global Fund	(2,025,608)	10,610	2,014,998
The Paradigm Fund	(3,181)	689,542	(686,361)
The Medical Fund	—	(1,189)	1,189
The Small Cap Opportunities Fund	—	953,052	(953,052)
The Market Opportunities Fund	(78,705)	579,584	(500,879)
The Water Infrastructure Fund	(4,029)	(52,338)	56,367
The Multi-Disciplinary Fund	(53)	165	(112)
The Tactical Paradigm Fund	(6,464)	5,755	709

5.  Income Taxes

At December 31, 2010 Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary, and Tactical Paradigm had $0, $30,374, $8,405,276, $28,164, $1,730,963, $0, $0, $4,312 and $0, respectively, of undistributed net investment income on a tax basis.

At December 31, 2010 none of the Funds had accumulated gains on a tax basis.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

At December 31, 2010, the Funds had accumulated net realized capital loss carryforwards expiring in the following years:

Fund	2018	2017	2016	2015	2014	2013	2011

Internet	$—	$—	$—	$—	$16,077,777	$6,777,871	$—
Global	—	408,711	—	—	—	4,885	887,154
Paradigm	115,811,157	445,505,345	417,659,386	—	—	—	—
Medical	406,228	116,113	—	—	—	—	—
Small Cap	8,371,154	96,486,615	78,193,634	—	—	—	—
Market Opportunities	2,108,533	6,623,055	25,221,869	40,803	21	—	—
Water Infrastructure	2,203,647	4,868,599	2,008,692	—	—	—	—
Multi-Disciplinary	—	—	—	—	—	—	—
Tactical Paradigm	317,091	—	—	—	—	—	—

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2010, Internet and Global utilized $2,812,299 and $609,896, respectively, of capital loss carryforwards.

At December 31, 2010, the following Funds deferred, on a tax basis, post-October losses and straddle losses of:

		Post-October
Fund	Post-October Losses	Currency Losses

Internet	$—	$5,825
Global	—	2,005
Paradigm	—	40,806
Medical	—	—
Small Cap	—	810
Market Opportunities	100,268	—
Water Infrastructure	262,091	11,042
Multi-Disciplinary	1,228	169
Tactical Paradigm	20,870	60

The tax components of dividends paid during the years ended December 31, 2010 and December 31, 2009, are:

	Internet		Global
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2010	$—	$—	$49,825	$—
2009	$128,367	$—	$20,989	$—

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

	Paradigm		Medical
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2010	$18,290,721	$—	$155,297	$—
2009	$9,279,988	$—	$232,701	$—

	Small Cap		Market Opportunities
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2010	$2,552,363	$—	$2,872,610	$—
2009	$—	$—	$33,049	$—

	Water Infrastructure		Multi-Disciplinary
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2010	$165,733	$—	$196,148	$9,078
2009	$9,099	$—	$29,079	$—

Tactical Paradigm
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution

2010	$7,169	$—
2009	$—	$—

6.  Securities Transactions for Tactical Paradigm

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other

Tactical Paradigm	$—	$—	$—	$—

For the year ended December 31, 2010, Tactical Paradigm wrote the following options:

	Number	Premium
	of Contracts	Amount

Tactical Paradigm
Outstanding at the Beginning of Year	—	$—
Options Written	464	96,399
Options Closed	(464)	(96,399)

Outstanding at December 31, 2010	—	$—

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

7.  Summary of Fair Value Exposure of Tactical Paradigm

Various inputs are used in determining the value of Tactical Paradigm’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Tactical Paradigm
The following is a summary of the inputs used to value the Tactical Paradigm net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Other Investments	$1,531,791	$—	$—	$1,531,791
Total Investments in Securities	1,531,791	—	—	1,531,791
Short Futures Contracts*	$(12,387)	$—	$—	$(12,387)

*	Short futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

8.  Disclosures about Derivative Instruments and Hedging Activities of Tactical Paradigm

Tactical Paradigm has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why Tactical Paradigm uses derivatives, how derivatives are accounted for, and how derivative instruments affect Tactical Paradigm’s results of operations and financial position.

The Sub-Adviser will attempt to reduce market risk through its use of hedging activities, including use of derivatives. When equity market risk is perceived to be high, and opportunity low, net exposure will be reduced by selling futures, option combos or short-selling ETFs against the value of Tactical Paradigm’s investment in the Paradigm Portfolio. Conversely, when perceived risks are low and opportunities high, Tactical Paradigm will have a low to zero exposure to hedging vehicles.

Tactical Paradigm
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2010:

	Assets			Liabilities
Equity Contracts	Description		Fair Value	Description	Fair Value

Futures Contractsˆ	Due from broker- variation margin(a	)	$825	—	$—

			$825		$—

ˆ  Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(a)	Represents variation margin on the last day of the reporting period.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain (Loss) on Derivatives

Equity Contracts

Futures Contracts	$(97,336)
Purchased Options	(37,789)
Written Options	30,716

Total	$(104,409)

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Change in Unrealized Appreciation (Depreciation) on Derivatives

Equity Contracts

Futures Contracts	$(12,387)

Total	$(12,387)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Tactical Paradigm has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2010: written option contracts (464 contracts) were opened and $96,399 premiums were received and 124 short future contracts were opened during the period.

9.  New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the update will have on its financial statement disclosures.

10.  Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

On December 6, 2010, the Board of Directors/Trustees approved the liquidation of the Tactical Paradigm Fund, subject to shareholder approval.

11.  Tax Information (Unaudited)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Income Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

Global, Paradigm, Medical, Market Opportunities, Water Infrastructure and Tactical Paradigm designate 100%, 100%, 100%, 33%, 100%, and 100%, respectively, of dividends declared after December 31, 2010 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm hereby designate 100%, 100%, 100%, 100%, 100%, 100%, 96% and 100%, respectively, as ordinary income distributions and 4% for Multi-Disciplinary Fund as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2010, which is designated as qualifying for the dividends-received deduction, is as follows: Global 1%, Paradigm 43%, Medical 100%, Market Opportunities 17%, Water Infrastructure 82% and Tactical Paradigm 100%.

Paradigm, Water Infrastructure, Multi-Disciplinary and Tactical Paradigm designate 8%, 30%, 47% and 5%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2010 as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

Multi-Disciplinary designates 56% of its ordinary income distribution as a short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(C).

12.  Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Mutual Funds, Inc. votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Notes to Financial Statements — (Continued)
December 31, 2010

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13.  Information about the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Internet Fund
	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2009	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$30.74	$30.35	$29.76	$20.71	$20.50

Income from Investment Operations:
Net investment income (loss)(2)	(0.28)	(0.36)	(0.51)	(0.14)	(0.21)
Net realized and unrealized gain (loss) on investments	6.79	6.70	6.54	10.21	10.09

Total from investment operations	6.51	6.34	6.03	10.07	9.88

Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)	0.01
Less Distributions:
From net investment income	—	—	—	(0.04)	(0.04)
From net realized gains	—	—	—	—	—

Total distributions	—	—	—	(0.04)	(0.04)

Net Asset Value, End of Period	$37.25	$36.69	$35.79	$30.74	$30.35

Total Return(4)	21.18%	20.89%	20.26%	48.61%	48.23%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$113,085	$1,892	$196	$104,666	$738
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.95%	2.20%	2.70%	1.98%	2.23%
After expense reimbursement(7)	1.89%	2.14%	2.64%	1.89%	2.14%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.91)%	(1.16)%	(1.66)%	(0.64)%	(0.89)%
After expense reimbursement(7)	(0.85)%	(1.10)%	(1.60)%	(0.55)%	(0.80)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
ˆ  Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Internet Fund
Advisor Class C	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A	Advisor Class C		No Load Class	Advisor Class A
For the	For the	For the	For the	For the	For the	February 16, 2007ˆ		For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	through		Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,		December 31,	December 31,
2009	2008	2008	2008	2007	2007	2007		2006	2006

$20.20	$35.94	$35.66	$35.31	$28.62	$28.24	$28.66		$24.66	$24.40

(0.31)	0.29	0.22	0.08	0.30	0.23	0.07		(0.08)	(0.14)

9.91	(15.47)	(15.33)	(15.15)	7.37	7.49	6.87		4.15	4.09

9.60	(15.18)	(15.11)	(15.07)	7.67	7.72	6.94		4.07	3.95

—	0.00 (3)	0.00 (3)	—	0.00 (3)	—	0.00	(3)	0.00 (3)	—

(0.04)	(0.05)	(0.05)	(0.04)	(0.35)	(0.30)	(0.29)		(0.11)	(0.11)
—	—	—	—	—	—	-		—	—

(0.04)	(0.05)	(0.05)	(0.04)	(0.35)	(0.30)	(0.29)		(0.11)	(0.11)

$29.76	$20.71	$20.50	$20.20	$35.94	$35.66	$35.31		$28.62	$28.24

47.51%	(42.24)%	(42.37)%	(42.67)%	26.81%	27.35%	24.22	%(5)	16.50%	16.18%

$120	$75,112	$318	$113	$166,787	$637	$294		$137,012	$235

2.73%	2.03%	2.28%	2.78%	1.99%	2.24%	2.73	%(6)	1.98%	2.23%
2.64%	1.90%	2.15%	2.65%	1.98%	2.23%	2.72	%(6)	1.85%	2.10%

(1.39)%	0.90%	0.65%	0.15%	0.94%	0.70%	0.22	%(6)	(0.42)%	(0.67)%
(1.30)%	1.03%	0.78%	0.28%	0.95%	0.71%	0.23	%(6)	(0.29)%	(0.54)%
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Global Fund
	No Load Class	Advisor Class A	Advisor Class C		No Load Class
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,
	2010	2010	2010		2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$3.92	$3.93	$3.90		$2.36

Income from Investment Operations:
Net investment income (loss)	0.02 (2)	0.01 (2)	(0.01	)(2)	0.02(2)
Net realized and unrealized gain (loss) on investments	0.78	0.78	0.77		1.55

Total from investment operations	0.80	0.79	0.76		1.57

Redemption Fees	0.00 (3)	0.00 (3)	—		0.01
Less Distributions:
From net investment income	(0.05)	(0.04)	(0.02)		(0.02)
From net realized gains	—	—	—		—

Total distributions	(0.05)	(0.04)	(0.02)		(0.02)

Net Asset Value, End of Period	$4.67	$4.68	$4.64		$3.92

Total Return(4)	20.30%	20.04%	19.24%		66.86%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$4,541	$707	$64		$4,370
Ratio of operating expenses to average net assets:
Before expense reimbursement	4.17%	4.42%	4.92%		5.32%
After expense reimbursement(7)	1.39%	1.64%	2.14%		1.39%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.26)%	(2.51)%	(3.01)%		(3.27)%
After expense reimbursement(7)	0.52%	0.27%	(0.23)%		0.66%
Portfolio turnover rate	N/A	N/A	N/A		N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Global Fund
Advisor Class A	Advisor Class C		No Load Class	Advisor Class A		Advisor Class C		No Load Class	No Load Class
For the	For the		For the	May 19, 2008ˆ		May 19, 2008ˆ		For the	For the
Year Ended	Year Ended		Year Ended	through		through		Year Ended	Year Ended
December 31,	December 31,		December 31,	December 31,		December 31,		December 31,	December 31,
2009	2009		2008	2008		2008		2007	2006

$2.36	$2.37		$4.90	$4.56		$4.56		$5.00	$4.43

0.01 (2)	(0.00	)(2)(3)	0.07 (2)	0.03	(2)	0.02	(2)	0.22	0.13

1.57	1.53		(2.56)	(2.18)		(2.17)		(0.01)	0.62

1.58	1.53		(2.49)	(2.15)		(2.15)		0.21	0.75

—	—		0.00 (3)	—		—		0.00 (3)	0.00 (3)

(0.01)	(0.00	)(3)	(0.05)	(0.05)		(0.04)		(0.31)	(0.18)
—	—		—	—		—		—	—

(0.01)	(0.00	)(3)	(0.05)	(0.05)		(0.04)		(0.31)	(0.18)

$3.93	$3.90		$2.36	$2.36		$2.37		$4.90	$5.00

67.11%	65.08%		(50.72)%	(47.12	)%(5)	(47.14	)%(5)	4.27%	16.90%

$368	$36		$1,863	$106		$5		$3,138	$3,991

5.57%	6.07%		5.98%	8.28	%(6)	8.78	%(6)	3.84%	3.09%
1.64%	2.14%		1.41%	1.65	%(6)	2.15	%(6)	1.48%	1.39%

(3.52)%	(4.02)%		(2.72)%	(5.16	)%(6)	(5.66	)%(6)	1.87%	1.30%
0.41%	(0.09)%		1.85%	1.47	%(6)	0.97	%(6)	4.23%	3.00%
N/A	N/A		N/A	N/A		N/A		N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Paradigm Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$20.18	$19.88	$19.33	$20.13

Income from Investment Operations:
Net investment income (loss)(2)	0.11	0.06	(0.04)	0.16
Net realized and unrealized gain (loss) on investments	3.39	3.33	3.22	3.38

Total from investment operations	3.50	3.39	3.18	3.54

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.37)	(0.32)	(0.26)	(0.42)
From net realized gains	—	—	—	—

Total distributions	(0.37)	(0.32)	(0.26)	(0.42)

Net Asset Value, End of Year	$23.31	$22.95	$22.25	$23.25

Total Return(4)	17.37%	17.11%	16.45%	17.62%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$687,056	$226,264	$152,571	$142,261
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.76%	2.01%	2.51%	1.71%
After expense reimbursement(5)	1.64%	1.89%	2.39%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.43%	0.18%	(0.32)%	0.48%
After expense reimbursement(5)	0.55%	0.30%	(0.20)%	0.75%
Portfolio turnover rate	N/A	N/A	N/A	N/A

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Includes adviser reimbursement from net realized losses on the disposal of investments in violation of restrictions and trading errors. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Institutional Class for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

The Paradigm Fund
No Load Class	Advisor Class A	Advisor Class C	Institutional Class	No Load Class		Advisor Class A
For the	For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,		December 31,
2009	2009	2009	2009	2008		2008

$14.42	$14.16	$13.80	$14.44	$30.99		$30.52

0.15	0.10	0.02	0.18	0.12		0.06

5.78	5.68	5.51	5.78	(16.62	)(6)	(16.34	)(6)

5.93	5.78	5.53	5.96	(16.50)		(16.28)

0.00 (3)	—	0.00 (3)	0.00 (3)	0.01		0.00	(3)

(0.17)	(0.06)	—	(0.27)	—		—
—	—	—	—	(0.08)		(0.08)

(0.17)	(0.06)	—	(0.27)	(0.08)		(0.08)

$20.18	$19.88	$19.33	$20.13	$14.42		$14.16

41.02%	40.64%	39.97%	41.31%	(53.17	)%(6)	(53.30	)%(6)

$825,278	$252,106	$169,578	$125,372	$740,983		$249,424

1.73%	1.98%	2.48%	1.68%	1.72%		1.97%
1.64%	1.89%	2.39%	1.44%	1.66%		1.91%

0.78%	0.53%	0.03%	0.83%	0.46%		0.21%
0.87%	0.62%	0.12%	1.07%	0.52%		0.27%
N/A	N/A	N/A	N/A	N/A		N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Paradigm Fund
	Advisor Class C		Institutional Class		No Load Class	Advisor Class A
	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,
	2008		2008		2007	2007

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$29.90		$30.97		$25.79	$25.43

Income from Investment Operations:
Net investment income (loss)(2)	(0.05)		0.18		0.11	0.04
Net realized and unrealized gain (loss) on investments	(15.97	)(6)	(16.63	)(6)	5.35	5.27

Total from investment operations	(16.02)		(16.45)		5.46	5.31

Redemption Fees	0.00	(3)	0.00	(3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—		—		(0.13)	(0.09)
From net realized gains	(0.08)		(0.08)		(0.13)	(0.13)

Total distributions	(0.08)		(0.08)		(0.26)	(0.22)

Net Asset Value, End of Year	$13.80		$14.44		$30.99	$30.52

Total Return(4)	(53.54	)%(6)	(53.11	)%(6)	21.15%	20.87%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$147,915		$128,129		$2,910,518	$544,046
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.47%		1.67%		1.68%	1.93%
After expense reimbursement(5)	2.41%		1.46%		1.68%	1.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.29)%		0.51%		0.39%	0.14%
After expense reimbursement(5)	(0.23)%		0.72%		0.39%	0.14%
Portfolio turnover rate	N/A		N/A		N/A	N/A

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Includes adviser reimbursement from net realized losses on the disposal of investments in violation of restrictions and trading errors. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Institutional Class for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

The Paradigm Fund
Advisor Class C	Institutional Class	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2007	2007	2006	2006	2006	2006

$24.98	$25.76	$20.33	$20.08	$19.76	$20.31

(0.10)	0.17	0.14	0.08	(0.03)	0.19

5.15	5.34	5.52	5.43	5.33	5.49

5.05	5.51	5.66	5.51	5.30	5.68

0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—

(0.00)	(0.17)	(0.16)	(0.12)	(0.04)	(0.19)
(0.13)	(0.13)	(0.04)	(0.04)	(0.04)	(0.04)

(0.13)	(0.30)	(0.20)	(0.16)	(0.08)	(0.23)

$29.90	$30.97	$25.79	$25.43	$24.98	$25.76

20.20%	21.37%	27.81%	27.42%	26.82%	27.96%

$320,962	$804,755	$1,337,761	$183,031	$116,226	$507,314

2.43%	1.63%	1.79%	2.04%	2.54%	1.74%
2.43%	1.48%	1.63%	1.88%	2.38%	1.43%

(0.36)%	0.44%	0.44%	0.19%	(0.31)%	0.48%
(0.36)%	0.59%	0.60%	0.35%	(0.15)%	0.79%
N/A	N/A	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Medical Fund
	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2009	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$18.77	$18.36	$18.27	$15.23	$14.90

Income from Investment Operations:
Net investment income (loss)(2)	0.10	0.05	(0.04)	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.72	0.71	0.69	3.51	3.44

Total from investment operations	0.82	0.76	0.65	3.71	3.59

Redemption Fees	0.00 (3)	0.00 (3)	—	0.01	0.01
Less Distributions:
From net investment income	(0.11)	(0.06)	(0.02)	(0.16)	(0.12)
From net realized gains	—	—	—	(0.02)	(0.02)

Total distributions	(0.11)	(0.06)	(0.02)	(0.18)	(0.14)

Net Asset Value, End of Period	$19.48	$19.06	$18.90	$18.77	$18.36

Total Return(4)	4.30%	4.13%	3.55%	24.47%	24.17%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$25,777	$4,207	$692	$21,126	$4,347
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	2.25%	2.75%	2.15%	2.40%
After expense reimbursement(7)	1.39%	1.64%	2.14%	1.39%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.06)%	(0.31)%	(0.81)%	0.42%	0.17%
After expense reimbursement(7)	0.55%	0.30%	(0.20)%	1.17%	0.92%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Medical Fund
Advisor Class C	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A	Advisor Class C		No Load Class	Advisor Class A
For the	For the	For the	For the	For the	For the	February 16, 2007ˆ		For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	through		Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,		December 31,	December 31,
2009	2008	2008	2008	2007	2007	2007		2006	2006

$14.83	$19.82	$19.39	$19.34	$17.83	$17.47	$18.29		$16.64	$16.34

0.07	0.19	0.13	0.05	0.10	0.05	(0.04)		0.06	0.01

3.41	(4.25)	(4.15)	(4.13)	2.67	2.62	1.79		2.40	2.35

3.48	(4.06)	(4.02)	(4.08)	2.77	2.67	1.75		2.46	2.36

0.00 (3)	0.01	0.04	0.02	0.01	0.00 (3)	0.00	(3)	0.00 (3)	—

(0.02)	(0.16)	(0.13)	(0.07)	(0.10)	(0.06)	(0.01)		(0.04)	—
(0.02)	(0.38)	(0.38)	(0.38)	(0.69)	(0.69)	(0.69)		(1.23)	(1.23)

(0.04)	(0.54)	(0.51)	(0.45)	(0.79)	(0.75)	(0.70)		(1.27)	(1.23)

$18.27	$15.23	$14.90	$14.83	$19.82	$19.39	$19.34		$17.83	$17.47

23.50%	(20.42)%	(20.49)%	(20.97)%	15.47%	15.16%	9.55	%(5)	14.81%	14.49%

$454	$15,727	$2,941	$314	$13,917	$1,427	$148		$15,527	$711

2.90%	2.26%	2.51%	3.01%	2.41%	2.66%	3.19	%(6)	2.28%	2.53%
2.14%	1.41%	1.66%	2.16%	1.40%	1.65%	2.15	%(6)	1.44%	1.69%

(0.33)%	0.18%	(0.07)%	(0.57)%	(0.51)%	(0.76)%	(1.30	)%(6)	(0.51)%	(0.76)%
0.42%	1.03%	0.78%	0.28%	0.50%	0.25%	(0.26	)%(6)	0.33%	0.08%
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Small Cap Opportunities Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class	No Load Class	Advisor Class A
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$20.83	$20.53	$20.28	$20.90	$13.17	$13.01

Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.09)	(0.20)	0.00 (3)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	2.93	2.87	2.84	2.95	7.70	7.60

Total from investment operations	2.89	2.78	2.64	2.95	7.66	7.52

Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.40)	(0.33)	(0.24)	(0.40)	—	—
From net realized gains	—	—	—	—	—	—

Total distributions	(0.40)	(0.33)	(0.24)	(0.40)	—	—

Net Asset Value, End of Year	$23.32	$22.98	$22.68	$23.45	$20.83	$20.53

Total Return(4)	13.86%	13.56%	13.00%	14.10%	58.16%	57.80%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$130,279	$11,509	$3,450	$9,808	$161,205	$14,244
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.86%	2.11%	2.61%	1.81%	1.86%	2.11%
After expense reimbursement(5)	1.64%	1.89%	2.39%	1.44%	1.64%	1.89%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.42)%	(0.67)%	(1.17)%	(0.37)%	(0.48)%	(0.73)%
After expense reimbursement(5)	(0.20)%	(0.45)%	(0.95)%	0.00%	(0.26)%	(0.51)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

The accompanying notes are an integral part of these financial statements.

The Small Cap Opportunities Fund
Advisor Class C	Institutional Class	No Load Class		Advisor Class A		Advisor Class C		Institutional Class		No Load Class	Advisor Class A
For the	For the	For the		For the		For the		For the		For the	For the
Year Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
December 31,	December 31,	December 31,		December 31,		December 31,		December 31,		December 31,	December 31,
2009	2009	2008		2008		2008		2008		2007	2007

$12.92	$13.19	$31.92		$31.63		$31.57		$31.92		$26.92	$26.71

(0.16)	(0.01)	0.05		(0.01)		(0.12)		0.10		0.01	(0.07)

7.52	7.72	(18.53	)(6)	(18.34	)(6)	(18.26	)(6)	(18.56	)(6)	5.29	5.25

7.36	7.71	(18.48)		(18.35)		(18.38)		(18.46)		5.30	5.18

0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)	0.00 (3)

—	—	—		—		—		—		(0.23)	(0.19)
—	—	(0.27)		(0.27)		(0.27)		(0.27)		(0.07)	(0.07)

—	—	(0.27)		(0.27)		(0.27)		(0.27)		(0.30)	(0.26)

$20.28	$20.90	$13.17		$13.01		$12.92		$13.19		$31.92	$31.63

56.97%	58.45%	(57.88	)%(6)	(58.00	)%(6)	(58.20	)%(6)	(57.82	)%(6)	19.65%	19.36%

$4,445	$19,749	$126,971		$12,090		$2,871		$68,408		$729,278	$36,390

2.61%	1.81%	1.79%		2.04%		2.54%		1.74%		1.71%	1.96%
2.39%	1.44%	1.67%		1.92%		2.42%		1.47%		1.69%	1.94%

(1.23)%	(0.43)%	0.09%		(0.16)%		(0.66)%		0.14%		0.00%	(0.25)%
(1.01)%	(0.06)%	0.21%		(0.04)%		(0.54)%		0.41%		0.02%	(0.23)%
N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Small Cap Opportunities Fund
	Advisor Class C		Institutional Class	No Load Class	Advisor Class A	Institutional Class
	February 16, 2007ˆ		For the	For the	For the	For the
	through		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007		2007	2006	2006	2006

PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$28.70		$26.91	$21.02	$20.89	$21.00

Income from Investment Operations:
Net investment income (loss)(2)	(0.21)		0.07	0.03	(0.03)	0.08
Net realized and unrealized gain on investments	3.33		5.29	5.92	5.88	5.91

Total from investment operations	3.12		5.36	5.95	5.85	5.99

Redemption Fees	0.02		0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.20)		(0.28)	(0.05)	(0.03)	(0.08)
From net realized gains	(0.07)		(0.07)	—	—	—

Total distributions	(0.27)		(0.35)	(0.05)	(0.03)	(0.08)

Net Asset Value, End of Period	$31.57		$31.92	$26.92	$26.71	$26.91

Total Return(4)	10.94	%(5)	19.91%	28.37%	28.03%	28.52%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$4,942		$316,709	$268,875	$12,144	$209,592
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.47	%(6)	1.66%	1.83%	2.08%	1.78%
After expense reimbursement(7)	2.45	%(6)	1.49%	1.58%	1.83%	1.38%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.76	)%(6)	0.05%	(0.14)%	(0.39)%	(0.09)%
After expense reimbursement(7)	(0.75	)%(6)	0.22%	0.11%	(0.14)%	0.31%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

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KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Market Opportunities Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$10.84	$10.80	$10.69	$10.86	$7.22

Income from Investment Operations:
Net investment income (loss)(2)	0.04	0.01	(0.04)	0.06	0.00 (3)
Net realized and unrealized gain (loss) on investments	1.18	1.19	1.17	1.19	3.62
Payment by adviser(8)	—	—	—	—	—

Total from investment operations	1.22	1.20	1.13	1.25	3.62

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	0.01
Less Distributions:
From net investment income	(0.60)	(0.57)	(0.52)	(0.63)	(0.01)
From net realized gains	—	—	—	—	—

Total distributions	(0.60)	(0.57)	(0.52)	(0.63)	(0.01)

Net Asset Value, End of Period	$11.46	$11.43	$11.30	$11.48	$10.84

Total Return(4)	11.31%	11.11%	10.54%	11.54%	50.21%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$38,562	$14,167	$5,569	$212	$41,254
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.92%	2.17%	2.67%	1.87%	1.93%
After expense reimbursement(7)	1.64%	1.89%	2.39%	1.44%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.06%	(0.19)%	(0.69)%	0.11%	(0.25)%
After expense reimbursement(7)	0.34%	0.09%	(0.41)%	0.54%	0.04%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement contributed 0.38%, 0.37%, 0.38% and 0.44% to the returns of the No Load Class, the Advisor Class A, the Advisor Class C, and the Institutional Class, respectively, for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

The Market Opportunities Fund
Advisor Class A	Advisor Class C	Institutional Class	No Load Class		Advisor Class A		Advisor Class C		Institutional Class		No Load Class
For the	For the	For the	For the		For the		For the		May 19, 2008ˆ		For the
Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended		through		Year Ended
December 31,	December 31,	December 31,	December 31,		December 31,		December 31,		December 31,		December 31,
2009	2009	2009	2008		2008		2008		2008		2007

$7.22	$7.17	$7.21	$16.12		$16.07		$16.01		$13.71		$12.05

(0.02)	(0.06)	0.02	0.11		0.08		0.02		0.08		0.04

3.61	3.59	3.64	(9.02)		(8.97)		(8.91)		(6.55)		4.05
—	—	—	0.06		0.06		0.06		0.06		—

3.59	3.53	3.66	(8.85)		(8.83)		(8.83)		(6.41)		4.09

0.00 (3)	0.00 (3)	—	0.01		0.00	(3)	0.00	(3)	—		0.01

(0.01)	(0.01)	(0.01)	(0.06)		(0.02)		(0.01)		(0.09)		(0.03)
—	—	—	—		—		—		—		—

(0.01)	(0.01)	(0.01)	(0.06)		(0.02)		(0.01)		(0.09)		(0.03)

$10.80	$10.69	$10.86	$7.22		$7.22		$7.17		$7.21		$16.12

49.66%	49.17%	50.70%	(54.82	)%(8)	(54.91	)%(8)	(55.13	)%(8)	(46.77	)%(5)(8)	34.03%

$18,770	$6,055	$19	$34,246		$18,514		$771		$5		$63,004

2.18%	2.68%	1.88%	1.82%		2.07%		2.57%		1.82	%(6)	1.91%
1.89%	2.39%	1.44%	1.66%		1.91%		2.41%		1.44	%(6)	1.74%

(0.50)%	(1.00)%	(0.20)%	0.78%		0.53%		0.03%		0.94	%(6)	0.12%
(0.21)%	(0.71)%	0.24%	0.94%		0.69%		0.19%		1.32	%(6)	0.29%
N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Market Opportunities Fund
	Advisor Class A	Advisor Class C		No Load Class		Advisor Class A
	For the	February 16, 2007ˆ		January 31, 2006ˆ		January 31, 2006ˆ
	Year Ended	through		through		through
	December 31,	December 31,		December 31,		December 31,
	2007	2007		2006		2006

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$12.04	$12.99		$10.00		$10.00

Income from Investment Operations:
Net investment income (loss)	0.00 (2)	(0.05	)(2)	0.04		0.02
Net realized and unrealized gain on investments	4.04	3.07		2.05		2.05

Total from investment operations	4.04	3.02		2.09		2.07

Redemption Fees	0.00 (3)	0.00	(3)	0.00	(3)	—
Less Distributions:
From net investment income	(0.01)	—		(0.04)		(0.03)
From net realized gains	—	—		—		—

Total distributions	(0.01)	—		(0.04)		(0.03)

Net Asset Value, End of Period	$16.07	$16.01		$12.05		$12.04

Total Return(4)	33.54%	23.25	%(5)	20.85	%(5)	20.68	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$43,907	$8,790		$7,994		$9,591
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.16%	2.66	%(6)	2.68	%(6)	2.93	%(6)
After expense reimbursement(7)	1.99%	2.49	%(6)	1.46	%(6)	1.71	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.14)%	(0.60	)%(6)	(0.76	)%(6)	(1.01	)%(6)
After expense reimbursement(7)	0.03%	(0.43	)%(6)	0.46	%(6)	(0.21	)%(6)
Portfolio turnover rate	N/A	N/A		N/A		N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

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KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Water Infrastructure Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$8.86	$8.82	$8.71	$8.90

Income from Investment Operations:
Net investment income (loss)(2)	0.07	0.05	0.01	0.09
Net realized and unrealized gain (loss) on investments	(0.48)	(0.47)	(0.46)	(0.48)

Total from investment operations	(0.41)	(0.42)	(0.45)	(0.39)

Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	(0.07)	(0.05)	(0.01)	(0.09)
From net realized gains	—	—	—	—

Total distributions	(0.07)	(0.05)	(0.01)	(0.09)

Net Asset Value, End of Year	$8.38	$8.35	$8.25	$8.42

Total Return(4)	(4.60)%	(4.80)%	(5.15)%	(4.38)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,001	$10,100	$2,840	$4,182
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.17%	2.42%	2.92%	2.12%
After expense reimbursement(5)	1.64%	1.89%	2.39%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.33%	0.08%	(0.42)%	0.38%
After expense reimbursement(5)	0.86%	0.61%	0.11%	1.06%
Portfolio turnover rate	N/A	N/A	N/A	N/A

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Water Infrastructure Fund
No Load Class		Advisor Class A	Advisor Class C	Institutional Class	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
For the		For the	For the	For the	For the	For the	For the	For the
Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009		2009	2009	2009	2008	2008	2008	2008

$7.61		$7.59	$7.54	$7.63	$10.17	$10.17	$10.16	$10.18

0.04		0.02	(0.02)	0.05	0.10	0.07	0.03	0.12

1.21		1.21	1.19	1.23	(2.66)	(2.65)	(2.65)	(2.67)

1.25		1.23	1.17	1.28	(2.56)	(2.58)	(2.62)	(2.55)

0.00	(3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)	—	0.00 (3)

(0.00	)(3)	—	—	(0.02)	—	—	—	—
—		—	—	—	—	—	—	—

(0.00	)(3)	—	—	(0.02)	—	—	—	—

$8.86		$8.82	$8.71	$8.90	$7.61	$7.59	$7.54	$7.63

16.46%		16.21%	15.52%	16.94%	(25.17)%	(25.37)%	(25.79)%	(25.05)%

$7,176		$10,339	$2,700	$2,905	$6,598	$7,661	$1,571	$251

2.36%		2.61%	3.11%	2.31%	2.20%	2.45%	2.95%	2.15%
1.64%		1.89%	2.39%	1.44%	1.65%	1.90%	2.40%	1.45%

(0.26)%		(0.51)%	(1.01)%	(0.21)%	0.55%	0.30%	(0.20)%	0.60%
0.46%		0.21%	(0.29)%	0.66%	1.10%	0.85%	0.35%	1.30%
N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Water Infrastructure Fund
	No Load Class		Advisor Class A		Advisor Class C		Institutional Class
	June 29, 2007ˆ		June 29, 2007ˆ		June 29, 2007ˆ		June 29, 2007ˆ
	through		through		through		through
	December 31,		December 31,		December 31,		December 31,
	2007		2007		2007		2007

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$10.00		$10.00		$10.00		$10.00

Income from Investment Operations:
Net investment income(2)	0.06		0.05		0.02		0.06
Net realized and unrealized gain on investments	0.20		0.20		0.21		0.21

Total from investment operations	0.26		0.25		0.23		0.27

Redemption Fees	—		0.00	(3)	0.00	(3)	—
Less Distributions:
From net investment income	(0.04)		(0.03)		(0.02)		(0.04)
From net realized gains	(0.05)		(0.05)		(0.05)		(0.05)

Total distributions	(0.09)		(0.08)		(0.07)		(0.09)

Net Asset Value, End of Period	$10.17		$10.17		$10.16		$10.18

Total Return(4)	2.64	%(5)	2.55	%(5)	2.33	%(5)	2.76	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$2,385		$2,459		$1,201		$103
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.62	%(6)	3.87	%(6)	4.37	%(6)	3.58	%(6)
After expense reimbursement(7)	1.74	%(6)	1.99	%(6)	2.49	%(6)	1.54	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.73	)%(6)	(0.98	)%(6)	(1.48	)%(6)	(0.69	)%(6)
After expense reimbursement(7)	1.15	%(6)	0.90	%(6)	0.40	%(6)	1.35	%(6)
Portfolio turnover rate	N/A		N/A		N/A		N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Multi-Disciplinary Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$9.86	$9.85	$9.80	$9.89	$8.22

Income from Investment Operations:
Net investment income (loss)(2)	0.35	0.33	0.27	0.37	0.09
Net realized and unrealized gain (loss) on investments	0.91	0.89	0.90	0.91	1.79

Total from investment operations	1.26	1.22	1.17	1.28	1.88

Redemption Fees	0.00 (3)	—	—	—	—
Less Distributions:
From net investment income	(0.35)	(0.33)	(0.27)	(0.37)	(0.08)
From net realized gains	(0.30)	(0.30)	(0.30)	(0.30)	(0.16)

Total distributions	(0.65)	(0.63)	(0.57)	(0.67)	(0.24)

Net Asset Value, End of Period	$10.47	$10.44	$10.40	$10.50	$9.86

Total Return(4)	13.04%	12.64%	12.13%	13.19%	22.90%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$3,489	$356	$128	$142	$938
Ratio of operating expenses to average net assets:
Before expense reimbursement	6.11%	6.36%	6.86%	6.06%	13.11%
After expense reimbursement(7)	1.49%	1.74%	2.24%	1.29%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.19)%	(1.44)%	(1.94)%	(1.14)%	(10.69)%
After expense reimbursement(7)	3.43%	3.18%	2.68%	3.63%	0.93%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Multi-Disciplinary Fund
			No Load Class		Advisor Class A		Advisor Class C		Institutional Class
Advisor Class A	Advisor Class C	Institutional Class	For The Period		For The Period		For The Period		For The Period
For the	For the	For the	February 11, 2008ˆ		February 11, 2008ˆ		February 11, 2008ˆ		February 11, 2008ˆ
Year Ended	Year Ended	Year Ended	through		through		through		through
December 31,	December 31,	December 31,	December 31,		December 31,		December 31,		December 31,
2009	2009	2009	2008		2008		2008		2008

$8.20	$8.17	$8.23	$10.00		$10.00		$10.00		$10.00

0.06	0.02	0.10	0.01		(0.01)		(0.05)		0.02

1.80	1.78	1.81	(1.79)		(1.79)		(1.78)		(1.79)

1.86	1.80	1.91	(1.78)		(1.80)		(1.83)		(1.77)

—	—	—	—		—		—		—

(0.05)	(0.01)	(0.09)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)
(0.16)	(0.16)	(0.16)	—		—		—		—

(0.21)	(0.17)	(0.25)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)

$9.85	$9.80	$9.89	$8.22		$8.20		$8.17		$8.23

22.73%	22.03%	23.25%	(17.76	)%(5)	(17.97	)%(5)	(18.30	)%(5)	(17.65	)%(5)

$103	$105	$101	$99		$84		$88		$82

13.36%	13.86%	13.06%	17.58	%(6)	17.83	%(6)	18.33	%(6)	17.53	%(6)
1.74%	2.24%	1.29%	1.49	%(6)	1.74	%(6)	2.24	%(6)	1.29	%(6)

(10.94)%	(11.44)%	(10.64)%	(15.99	)%(6)	(16.24	)%(6)	(16.74	)%(6)	(15.94	)%(6)
0.68%	0.18%	1.13%	0.10	%(6)	(0.15	)%(6)	(0.65	)%(6)	0.30	%(6)
N/A	N/A	N/A	N/A		N/A		N/A		N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Financial Highlights

	The Tactical Paradigm Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Period	$10.00	$10.00	$10.00	$10.00

Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.04)	(0.09)	0.00 (3)
Net realized and unrealized gain on investments	0.37	0.35	0.34	0.35

Total from investment operations	0.35	0.31	0.25	0.35

Redemption Fees	—	—	—	—
Less Distributions:
From net investment income	(0.07)	(0.07)	(0.03)	(0.11)
From net realized gains	—	—	—	—

Total distributions	(0.07)	(0.07)	(0.03)	$(0.11)

Net Asset Value, End of Period	$10.28	$10.24	$10.22	$10.24

Total Return(4)	3.47%	3.08%	2.53%	3.51%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$50	$502	$1,024	$21
Ratio of operating expenses to average net assets:
Before expense reimbursement	7.08%	7.33%	7.83%	7.03%
After expense reimbursement(7)	2.29%	2.54%	3.04%	2.09%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(4.95)%	(5.20)%	(5.70)%	(4.90)%
After expense reimbursement(7)	(0.16)%	(0.41)%	(0.91)%	0.04%
Portfolio turnover rate	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

The Tactical Paradigm Fund
No Load Class		Advisor Class A		Advisor Class C		Institutional Class
December 31, 2009ˆ		December 31, 2009ˆ		December 31, 2009ˆ		December 31, 2009ˆ
through		through		through		through
December 31, 2009		December 31, 2009		December 31, 2009		December 31, 2009

$10.00		$10.00		$10.00		$10.00

—		—		—		—

—		—		—		—

—		—		—		—

—		—		—		—

—		—		—		—
—		—		—		—

—		—		—		—

$10.00		$10.00		$10.00		$10.00

0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

$20		$20		$20		$20

0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)

0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
N/A		N/A		N/A		N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm

To the Shareholders of and Board of Directors
Kinetics Mutual Funds, Inc.
Elmsford, New York

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Water Infrastructure Fund, The Multi-Disciplinary Fund, and The Tactical Paradigm Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the “Funds”), as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2010, the results of their operations, the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2011

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2010

The Internet Portfolio

The Global Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2010 — (Continued)

The Paradigm Portfolio

The Medical Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2010 — (Continued)

The Small Cap Opportunities Portfolio

The Market Opportunities Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2010 — (Continued)

The Water Infrastructure Portfolio

The Multi-Disciplinary Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 99.09%	Shares	Value

	Administrative and Support Services — 0.42%
CTRP	Ctrip.com International Ltd. — ADR*	6,000	$242,700
IILG	Interval Leisure Group, Inc.*	200	3,228
ID	L-1 Identity Solutions, Inc.*	20,000	238,200

			484,128

	Amusement, Gambling, and Recreation Industries — 0.97%
DIS	The Walt Disney Co.ˆ	29,691	1,113,709

	Asset Management — 0.26%
URB/A CN	Urbana Corp. — Class A*	240,000	296,892

	Broadcasting (except Internet) — 11.09%
LBTYK	Liberty Global, Inc. — Series C*ˆ	100,707	3,412,960
LCAPA	Liberty Media Corp. — Capital Series A*	23,580	1,475,165
LINTA	Liberty Media Corp. — Interactive — Class A*	174,500	2,751,865
2008 HK	Phoenix Satellite Television Holdings Limited	5,006,000	1,700,267
SNI	Scripps Networks Interactive — Class A	65,000	3,363,750
SIRI	Sirius XM Radio, Inc.*ˆ	46,000	75,440

			12,779,447

	Computer and Electronic Product Manufacturing — 6.59%
AAPL	Apple, Inc.*	5,000	1,612,800
EMC	EMC Corporation*ˆ	95,530	2,187,637
JDSU	JDS Uniphase Corporation*	40,260	582,965
NTAP	NetApp, Inc.*ˆ	45,000	2,473,200
QCOM	QUALCOMM Inc.	15,000	742,350

			7,598,952

	Credit Intermediation and Related Activities — 2.48%
BR	Broadridge Financial Solutions, Inc.	100,000	2,193,000
NTRS	Northern Trust Corp.	2,000	110,820
TREE	Tree.com, Inc.*	10,033	94,712
WU	The Western Union Company	25,000	464,250

			2,862,782

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Data Processing, Hosting and Related Services — 0.55%
ACXM	Acxiom Corporation*	30,150	$517,073
CSGP	CoStar Group, Inc.*ˆ	2,000	115,120

			632,193

	Data Processor — 2.68%
MA	Mastercard, Inc. — Class A	6,000	1,344,660
VRSK	Verisk Analytics, Inc. — Class A*ˆ	10,000	340,800
V	Visa, Inc. — Class Aˆ	20,000	1,407,600

			3,093,060

	Defense — 5.42%
CACI	CACI International, Inc. — Class A*	55,000	2,937,000
MANT	ManTech International Corporation — Class A*	80,000	3,306,400

			6,243,400

	Educational Services — 0.32%
EDU	New Oriental Education & Technology Group, Inc. — ADR*ˆ	3,550	373,566

	European Exchanges — 1.37%
NAT BB	Compagnie Nationale a Portefeuille	26,685	1,305,134
DB1 GR	Deutsche Boerse AG	4,000	276,883

			1,582,017

	Gaming — 0.74%
200 HK	Melco International Development Limited	1,500,000	856,834

	Global Exchanges — 4.96%
388 HK	Hong Kong Exchanges & Clearing Limited	68,800	1,560,498
JSE SJ	JSE Limited	51,000	611,613
8697 JP	Osaka Securities Exchange Co., Ltd.	94	474,110
SGX SP	Singapore Exchange Limited	468,200	3,071,839

			5,718,060

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Holding Company — 0.54%
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	2,000	$21
IEP	Icahn Enterprises LP	17,900	627,574

			627,595

	Management of Companies and Enterprises — 0.22%
SATS	EchoStar Corporation — Class A*	10,000	249,700

	Motion Picture and Sound Recording Industries — 9.05%
DWA	DreamWorks Animation SKG, Inc. — Class A*	130,000	3,831,100
SINA	SINA Corporation*ˆ	30,000	2,064,600
TWX	Time Warner, Inc.	86,666	2,788,045
WMG	Warner Music Group Corp.*ˆ	310,000	1,745,300

			10,429,045

	Non-Store Retailers — 8.90%
EBAY	eBay, Inc.*	81,290	2,262,301
HSNI	HSN, Inc.*ˆ	200	6,128
IACI	IAC/InterActiveCorp*	60,740	1,743,238
OSTK	Overstock.com, Inc.*ˆ	1,000	16,480
RBA	Ritchie Bros. Auctioneers, Incorporatedˆ	162,000	3,734,100
SOHU	Sohu.com Inc.*ˆ	18,000	1,142,820
BID	Sotheby’sˆ	30,000	1,350,000

			10,255,067

	Other Exchanges — 0.79%
ASX AU	ASX Ltd.	12,600	485,592
FTIS LI	Financial Technologies (India) Ltd. — GDR	144,000	421,920

			907,512

	Other Information Services — 10.64%
BIDU	Baidu.com, Inc. — ADR*	90,930	8,777,473
EXPE	Expedia, Inc.ˆ	4,000	100,360
GOOG	Google Inc. — Class A*	3,200	1,900,704
NTES	NetEase.com Inc. — ADR*	11,320	409,218

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Other Information Services (Continued)
YHOO	Yahoo! Inc.*ˆ	60,000	$997,800
YOKU	Youku.com, Inc. — ADR*ˆ	2,160	75,621

			12,261,176

	Performing Arts, Spectator Sports, and Related Industries — 0.10%
LYV	Live Nation Entertainment, Inc.*ˆ	10,294	117,558

	Prepackaged Software — 0.84%
CHKP	Check Point Software Technologies Ltd.*	21,000	971,460

	Professional, Scientific, and Technical Services — 5.23%
JRJC	China Finance Online Company — ADR*ˆ	10,000	65,300
CTSH	Cognizant Technology Solutions Corporation — Class A*	39,000	2,858,310
INFY	Infosys Technologies Limited — ADRˆ	30,000	2,282,400
ICGE	Internet Capital Group, Inc.*	15,000	213,300
MWW	Monster Worldwide, Inc.*ˆ	2,000	47,260
PCLN	Priceline.com Incorporated*	500	199,775
SAPE	Sapient Corporation	20,000	242,000
UNTD	United Online, Inc.ˆ	10,000	66,000
WYY	WidePoint Corp.*	39,062	51,562

			6,025,907

	Publishing Industries (except Internet) — 14.30%
MFE	McAfee, Inc.*	15,000	694,650
ROVI	Rovi Corporation*ˆ	109,350	6,780,794
SYMC	Symantec Corporation*	30,000	502,200
SSP	The E.W. Scripps Company — Class A*	752,000	7,632,800
WPO	The Washington Post Company — Class Bˆ	2,000	879,000

			16,489,444

	Rental and Leasing Services — 1.48%
CDCO	Comdisco Holding Company, Inc.*	194,400	1,701,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 3.66%
CME	CME Group, Inc.ˆ	6,230	$2,004,503
ICE	IntercontinentalExchange Inc.*ˆ	11,670	1,390,481
LAB	LaBranche & Co. Inc.*	193,490	696,564
MKTX	MarketAxess Holdings, Inc.	6,000	124,860

			4,216,408

	Special Purpose Entity — 0.00%
ADPAO	Adelphia Contingent Value Vehicle CVV Services ACC-4 Int*+	250,827	502
ADPAL	Adelphia Recovery Trust Ser ACC-6 E/F Int*+	4,878,645	0

			502

	Telecommunications — 3.56%
CHU	China Unicom (Hong Kong) Limited — ADRˆ	156,460	2,229,555
215 HK	Hutchison Telecommunications Hong Kong Holdings Limited	2,300,000	704,251
HTHKY	Hutchison Telecommunications Hong Kong Holdings Limited — ADRˆ	45,000	200,250
SNSH	Sunshine PCS Corporation — Class A*	149	4,798
VOD	Vodafone Group Plc — ADRˆ	36,570	966,545

			4,105,399

	U.S. Equity Exchanges — 1.12%
NDAQ	The NASDAQ OMX Group, Inc.*ˆ	29,440	698,022
NYX	NYSE Euronext	19,830	594,503

			1,292,525

	Warehousing and Storage — 0.81%
IRM	Iron Mountain Incorporated	37,147	929,046

	TOTAL COMMON STOCKS (cost $65,916,697)		114,214,384

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier	ESCROW NOTES — 0.00%	Amount	Value

	Special Purpose Entity — 0.00%
006ESCBG1	Adelphia Communications Corp.*+	$200,000	$0
006ESC958	Adelphia Communications Corp. Preferred*+	190,000	0

	TOTAL ESCROW NOTES (cost $0)		0

	RIGHTS — 1.33%	Shares

	Rental and Leasing Services — 1.33%
CDCOR	Comdisco Holding Company, Inc.
	Expiration Date: 12/31/2050
	Strike Price: $1.00#*ˆ	12,240,699	1,530,087

	TOTAL RIGHTS (cost $3,253,775)		1,530,087

	SHORT-TERM INVESTMENTS — 0.52%

	Money Market Funds — 0.52%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	600,620	600,620

	TOTAL SHORT-TERM INVESTMENTS (cost $600,620)		600,620

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM SECURITIES LENDING — 32.46%

	Investment Companies — 32.46%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.29%[b]	37,416,974	37,416,974

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $37,416,974)		37,416,974

	TOTAL INVESTMENTS — 133.40% (cost $107,188,066)		$153,762,065

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $35,839,537 at December 31, 2010.

# —	Contingent value right (contingent upon profitability of company).

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $502 or 0.00% of net assets.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.
GDR —	Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 99.75%	Shares	Value

	Asset Management — 1.70%
8739 JP	SPARX Group Co., Ltd.*	800	$90,159

	Banks — 1.57%
8053 JP	Sumitomo Corp.	5,900	83,497

	Beverage and Tobacco Product Manufacturing — 1.19%
ZWC PW	Grupa Zywiec S.A.	200	38,238
ZWACK HB	Zwack Unicum Nyrt.	400	24,609

			62,847

	Chemical Manufacturing — 11.28%
GSK	GlaxoSmithKline plc — ADRˆ	3,000	117,660
LYB	LyondellBasell Industries NV — Class A*	2,500	86,000
MRK GR	Merck KGaA	500	39,989
SNY	Sanofi-Aventis — ADRˆ	4,000	128,920
SHPGY	Shire PLC — ADRˆ	1,500	108,570
SQM	Sociedad Quimica y Minera de Chile SA — ADRˆ	2,000	116,840

			597,979

	Commercial Banking — 0.53%
MFG	Mizuho Financial Group, Inc. — ADRˆ	7,500	28,125

	Computer and Electronic Product Manufacturing — 3.67%
6954 JP	Fanuc Ltd.	400	61,436
6592 JP	Mabuchi Motor Co., Ltd.	500	25,773
6594 JP	Nidec Corporation	500	50,561
6506 JP	YASKAWA Electric Corporation	6,000	56,756

			194,526

	Consumer Retailing — 2.34%
BRK-U CN	The Brick Group Income Fund — Class A*	45,000	124,007

	Credit Intermediation and Related Activities — 7.41%
8309 JP	Chuo Mitsui Trust Holdings, Inc.	15,000	62,261
8511 JP	Japan Securities Finance Co., Ltd.	12,000	88,090
MTU	Mitsubishi UFJ Financial Group, Inc. — ADRˆ	6,000	32,460
8512 JP	Osaka Securities Finance Co. Ltd.	11,800	24,562
OTP HB	OTP Bank Nyrt.*	1,000	24,128

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Credit Intermediation and Related Activities (Continued)
SMFG	Sumitomo Mitsui Financial Group, Inc. — ADRˆ	5,000	$35,550
8403 JP	The Sumitomo Trust and Banking Co., Ltd.	20,000	126,124

			393,175

	Crop Production — 1.10%
KWS GR	KWS Saat AG	300	58,270

	Data Processing, Hosting and Related Services — 0.72%
SUM CN	Solium Capital Inc.*	25,000	38,343

	Food and Beverage Stores — 1.25%
TSCO LN	Tesco plc	10,000	66,261

	Food Manufacturing — 2.55%
BARN SW	Barry Callebaut AG	100	82,834
1334 JP	Maruha Nichiro Holdings, Inc.	10,000	16,628
2897 JP	Nissin Foods Holdings Co., Ltd.	1,000	35,842

			135,304

	Food Services and Drinking Places — 0.43%
LIQ-U CN	Liquor Stores Income Fund*	1,500	22,900

	Funds, Trusts, and Other Financial Vehicles — 4.97%
AER CN	Groupe Aeroplan, Inc.	8,000	109,987
2337 JP	Ichigo Group Holdings Co., Ltd.*	200	28,009
JAZ-U CN	Jazz Air Income Fund*	11,775	61,581
1615 JP	TOPIX Banks ETF	40,000	64,047

			263,624

	Global Exchanges — 0.95%
8697 JP	Osaka Securities Exchange Co., Ltd.	10	50,437

	Insurance Carriers and Related Activities — 2.00%
MUV2 GR	Muenchener Rueckversicherungs-Gesellschaft AG	700	106,123

	Machinery Manufacturing — 0.70%
KWG GR	KHD Humboldt Wedag International AG	3,978	36,929

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Medical Equipment and Supplies Manufacturing — 1.68%
NOBN VX	Nobel Biocare Holding AG	3,500	$65,995
STMN SW	Straumann Holding AG	100	22,888

			88,883

	Merchant Wholesalers, Durable Goods — 2.32%
CFAO FP	CFAO	1,000	43,524
1911 JP	Sumitomo Forestry Co., Ltd.	5,000	43,909
8113 JP	Unicharm Corporation	900	35,805

			123,238

	Merchant Wholesalers, Nondurable Goods — 3.82%
EDEN FP	Edenred*	5,000	118,364
5002 JP	Showa Shell Sekiyu K.K.	4,000	36,655
3402 JP	Toray Industries, Inc.	8,000	47,789

			202,808

	Mining (except Oil and Gas) — 2.99%
ELT AU	Elementos Limited*	7,424	2,696
ORE AU	Orocobre Ltd.*	30,000	100,950
TTT	Terra Nova Realty Corp.*	7,000	54,670

			158,316

	Oil and Gas Extraction — 0.27%
MAU FP	Establissements Maurel et Prom	1,000	14,098

	Other Information Services — 2.08%
CPU AU	Computershare Limited	10,000	110,257

	Pharmaceutical and Biotechnology — 5.53%
AZN	AstraZeneca PLC — ADRˆ	1,000	46,190
CSL AU	CSL Limited	3,100	115,064
NVS	Novartis AG — ADRˆ	1,000	58,950
ROG VX	Roche Holding AG	500	73,262

			293,466

	Professional, Scientific, and Technical Services — 4.13%
ALKB DC	Alk-Abello A/S	800	46,109
BSLN SW	Basilea Pharmaceutica AG*	750	52,139
8601 JP	Daiwa Securities Group Inc.	10,000	51,484

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Professional, Scientific, and Technical Services (Continued)
ICLL AV	Intercell AG*	2,000	$31,002
PTS CN	Points International Ltd.*	55,000	38,168

			218,902

	Rail Transportation — 2.17%
CNI	Canadian National Railway Company	1,000	66,470
CP	Canadian Pacific Railway Limited	750	48,607

			115,077

	Real Estate — 3.48%
4321 JP	Kenedix, Inc.*	100	30,447
8802 JP	Mitsubishi Estate Company Ltd.	4,000	74,196
8801 JP	Mitsui Fudosan Co., Ltd.	4,000	79,764

			184,407

	Retail Trade — 3.81%
CA FP	Carrefour SA	1,200	49,470
CO FP	Casino Guichard-Perrachon SA	500	48,742
MEO GR	Metro AG	700	50,400
3382 JP	Seven & I Holdings Co., Ltd.	2,000	53,455

			202,067

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 1.02%
NMR	Nomura Holdings, Inc. — ADRˆ	8,500	54,230

	Space Research and Technology — 0.97%
BA/ LN	BAE Systems plc	10,000	51,450

	Support Activities for Transportation — 5.00%
AIO AU	Asciano Group*	45,000	73,411
BXB AU	Brambles Limited	12,000	87,388
9706 JP	Japan Airport Terminal Co., Ltd.	4,500	69,448
WTE-U CN	Westshore Terminals Income Fund	1,500	34,668

			264,915

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Telecommunications — 3.57%
NTT	Nippon Telegraph & Telephone Corporation — ADRˆ	2,500	$57,350
VOD	Vodafone Group Plc — ADR	5,000	132,150

			189,500

	Transportation Equipment — 0.78%
BRE IM	Brembo S.p.A.	4,000	41,292

	Transportation Equipment Manufacturing — 1.19%
1211 HK	BYD Company Limited — Class H	12,000	63,066

	Utilities — 4.15%
EGPW IM	Enel Green Power SpA*	50,000	105,635
SSE LN	Scottish and Southern Energy plc	6,000	114,593

			220,228

	Wholesale Trade — 6.43%
8001 JP	ITOCHU Corporation	7,100	71,883
8002 JP	Marubeni Corporation	10,500	73,845
8058 JP	Mitsubishi Corporation	3,050	82,571
8031 JP	Mitsui & Co., Ltd.	4,700	77,629
2768 JP	Sojitz Corporation	16,000	35,078

			341,006

	TOTAL COMMON STOCKS (cost $4,721,765)		5,289,712

	WARRANTS — 0.00%

	Oil and Gas and Consumable Fuels — 0.00%
B4PM666	Maurel Et Prom Cw14
	Expiration Date: 6/30/2014 Strike Price: $14.20*	1,000	231

	TOTAL WARRANTS (cost $0)		231

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

	INVESTMENTS PURCHASED WITH
Identifier	THE CASH PROCEEDS FROM SECURITIES LENDING — 10.40%	Shares	Value

	Investment Companies — 10.40%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.29%[b]	551,370	$551,370

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $551,370)		551,370

	TOTAL INVESTMENTS — 110.15% (cost $5,273,135)		$5,841,313

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $533,095 at December 31, 2010.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.

ETF —	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 96.40%	Shares	Value

	Air Transportation — 0.86%
670 HK	China Eastern Airlines Corporation Limited — Class H*	6,982,000	$3,539,147
1055 HK	China Southern Airlines Company Limited — Class H*	11,685,000	7,155,800

			10,694,947

	Asset Management — 5.14%
BX	The Blackstone Group LP	173,576	2,456,100
BAM	Brookfield Asset Management Inc. — Class Aˆ	1,487,009	49,502,530
CNS	Cohen & Steers, Inc.ˆ	148,608	3,878,669
EV	Eaton Vance Corp.ˆ	176,518	5,336,139
PZN	Pzena Investment Management, Inc. — Class A	166,825	1,226,164
URB/A CN	Urbana Corp. — Class A*	398,178	492,567
806 HK	Value Partners Group Limited	1,194,000	1,198,178

			64,090,347

	Beverage and Tobacco Product Manufacturing — 1.89%
168 HK	Tsingtao Brewery Co. Limited — Class H	4,498,000	23,552,465

	Broadcasting (except Internet) — 0.32%
SNI	Scripps Networks Interactive — Class A	75,973	3,931,602

	Chemical Manufacturing — 2.45%
NVO	Novo-Nordisk A/S — ADRˆ	52,983	5,964,296
SIAL	Sigma-Aldrich Corp.ˆ	369,705	24,607,565

			30,571,861

	Credit Intermediation and Related Activities — 2.10%
BK	The Bank of New York Mellon Corp.	399,325	12,059,615
FMCC	Federal Home Loan Mortgage Corporation*ˆ	5,499,770	1,676,330
FNMA	Federal National Mortgage Association*ˆ	4,942,512	1,482,754
NTRS	Northern Trust Corp.	18,118	1,003,918
SBKFF	State Bank of India — GDRˆ	54,125	6,807,296
STT	State Street Corporation	69,072	3,200,796
UCBH	UCBH Holdings, Inc.*ˆ	112,751	474

			26,231,183

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Data Processor — 0.90%
MA	Mastercard, Inc. — Class A	49,000	$10,981,390
V	Visa, Inc. — Class Aˆ	4,363	307,068

			11,288,458

	Defense — 0.48%
CACI	CACI International, Inc. — Class A*ˆ	111,136	5,934,662

	European Exchanges — 0.53%
BME SM	Bolsas y Mercados Espanoles	31,300	745,766
DB1 GR	Deutsche Boerse AG	85,062	5,888,059

			6,633,825

	Funds, Trusts, and Other Financial Vehicles — 0.54%
GDX	Market Vectors Gold Miners ETFˆ	109,201	6,712,585

	Gaming — 7.93%
LVS	Las Vegas Sands Corp.*ˆ	1,015,241	46,650,324
200 HK	Melco International Development Limited	1,863,000	1,064,188
MGM	MGM Mirage*ˆ	759,661	11,280,966
WYNN	Wynn Resorts Limited	384,385	39,914,539

			98,910,017

	General Merchandise Stores — 0.73%
SHLD	Sears Holdings Corporation*ˆ	124,047	9,148,466

	Global Exchanges — 11.34%
388 HK	Hong Kong Exchanges & Clearing Limited	3,748,190	85,015,168
JSE SJ	JSE Limited	470,543	5,642,944
8697 JP	Osaka Securities Exchange Co., Ltd.	3,889	19,615,045
SGX SP	Singapore Exchange Limited	4,758,003	31,217,038

			141,490,195

	Holding Company — 8.77%
BRK/A	Berkshire Hathaway Inc. — Class A*	228	27,462,600
BRK/B	Berkshire Hathaway Inc. — Class B*ˆ	191,111	15,309,902
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	23,520	251
IEP	Icahn Enterprises LPˆ	368,735	12,927,849
LUK	Leucadia National Corporation	1,827,372	53,322,715
WSC	Wesco Financial Corporation	1,191	438,776

			109,462,093

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Insurance Carriers and Related Activities — 3.97%
LFC	China Life Insurance Co., Limited — ADRˆ	136,494	$8,349,338
MKL	Markel Corporation*	32,732	12,376,951
MBI	MBIA Inc.*ˆ	475,800	5,704,842
2328 HK	PICC Property & Casualty Co. Ltd. — Class H*	2,538,000	3,676,652
2318 HK	Ping An Insurance Group Company of China Limited — Class H	1,084,745	12,127,463
PWF CN	Power Financial Corporation	234,000	7,232,043

			49,467,289

	Mining (except Oil and Gas) — 6.73%
AAUKY	Anglo American PLC — ADRˆ	1,298,013	33,891,119
CCJ	Cameco Corporationˆ	110,146	4,447,696
FNV CN	Franco-Nevada Corporation	922,362	30,853,626
RIO	Rio Tinto Plc — ADRˆ	181,190	12,984,075
1171 HK	Yanzhou Coal Mining Company Limited — Class H	570,000	1,741,650

			83,918,166

	Motion Picture and Sound Recording Industries — 1.59%
DWA	DreamWorks Animation SKG, Inc. — Class A*ˆ	272,086	8,018,375
TWX	Time Warner, Inc.	151,702	4,880,253
WMG	Warner Music Group Corp.*ˆ	1,232,967	6,941,604

			19,840,232

	Non-Store Retailers — 0.77%
BID	Sotheby’s	214,505	9,652,725

	Oil and Gas Extraction — 10.30%
CNQ	Canadian Natural Resources Ltd.ˆ	756,560	33,606,395
COS-U CN	Canadian Oil Sands Trust*ˆ	1,186,924	31,536,571
CVE	Cenovus Energy Inc.	209,469	6,962,750
ECA	EnCana Corporationˆ	223,523	6,508,990
IMO	Imperial Oil Ltd.ˆ	192,905	7,816,511
NXY	Nexen Inc.	349,272	7,998,329
SD	SandRidge Energy, Inc.*ˆ	102,397	749,546
SU	Suncor Energy, Inc.	870,926	33,347,756

			128,526,848

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Other Exchanges — 1.81%
ASX AU	ASX Ltd.	488,800	$18,837,880
X CN	TMX Group Inc.	100,355	3,730,384

			22,568,264

	Pharmaceutical and Biotechnology — 0.11%
SNY	Sanofi-Aventis — ADRˆ	41,199	1,327,844

	Pipeline Transportation — 0.10%
135 HK	Kunlun Energy Co., Ltd.	800,200	1,241,562

	Plastics and Rubber Products Manufacturing — 0.67%
JAH	Jarden Corporation	271,913	8,393,954

	Port and Harbor Operations — 0.03%
3382 HK	Tianjin Port Development Holdings Ltd.	1,512,000	357,925

	Rail Transportation — 3.33%
CSX	CSX Corp.	235,029	15,185,224
NSC	Norfolk Southern Corp.	191,030	12,000,504
UNP	Union Pacific Corp.	155,277	14,387,967

			41,573,695

	Real Estate — 10.98%
ALX	Alexander’s, Inc. — REITˆ	5,091	2,098,918
1 HK	Cheung Kong (Holdings) Limited	1,063,240	16,401,101
FCE/A	Forest City Enterprises, Inc. — Class A*ˆ	829,561	13,845,373
GGP	General Growth Properties, Inc. — REITˆ	2,676,870	41,437,947
10 HK	Hang Lung Group Limited	202,500	1,331,277
12 HK	Henderson Land Development Company Limited	2,700,000	18,410,354
HHC	The Howard Hughes Corporation*ˆ	309,272	16,830,582
823 HK	The Link — REIT	4,453,000	13,835,420
TPL	Texas Pacific Land Trustˆ	147,325	5,374,416
VNO	Vornado Realty Trust — REIT	26,154	2,179,413
4 HK	Wharf Holdings Ltd.	673,000	5,177,722

			136,922,523

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 5.70%
CBOE	CBOE Holdings Inc.ˆ	363,965	$8,320,240
CME	CME Group, Inc.	87,709	28,220,371
ICE	IntercontinentalExchange Inc.*ˆ	286,211	34,102,041
LAB	LaBranche & Co. Inc.*	140,000	504,000

			71,146,652

	Support Activities for Transportation — 3.42%
995 HK	Anhui Expressway Co. Ltd. — Class H	3,235,000	2,838,450
694 HK	Beijing Capital International Airport Company Limited — Class H	27,464,000	14,663,390
357 HK	Hainan Meilan International Airport Company Limited — Class H	2,587,720	3,295,907
177 HK	Jiangsu Expressway Company Ltd. — Class H	3,748,500	4,292,102
548 HK	Shenzhen Expressway Company Limited — Class H	5,602,000	3,322,512
107 HK	Sichuan Expressway Co. Limited — Class H	15,126,000	9,730,084
576 HK	Zhejiang Expressway Co., Limited — Class H	4,579,000	4,512,549

			42,654,994

	Telecommunications — 0.53%
CHU	China Unicom (Hong Kong) Limited — ADRˆ	461,835	6,581,149

	U.S. Equity Exchanges — 1.61%
NYX	NYSE Euronextˆ	668,732	20,048,585

	Utilities — 0.77%
BIP	Brookfield Infrastructure Partners LPˆ	65,930	1,387,826
CPN	Calpine Corporation*ˆ	349,889	4,667,519
GEN	GenOn Energy, Inc.*ˆ	937,997	3,573,769

			9,629,114

	TOTAL COMMON STOCKS (cost $906,900,057)		1,202,504,227

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier	ESCROW NOTES — 0.00%	Amount	Value

	Special Purpose Entity — 0.00%
13199ACT6	Calpine Corporation (converted from Capline Corp., 8.750%, 07/15/2008)*+	$200,000	$0
13199ACU3	Calpine Corporation (converted from Capline Corp., 7.875%, 04/01/2008)*+	200,000	0
13199ACV1	Calpine Corporation (converted from Capline Corp., 7.625%, 04/15/2050)*+	100,000	0

	TOTAL ESCROW NOTES (cost $0)		0

	CONVERTIBLE BONDS — 0.41%

	Real Estate — 0.41%
345550AK3	Forest City Enterprises, Inc. 3.625%, 10/15/2014	4,000,000	5,065,000

	TOTAL CONVERTIBLE BONDS (cost $3,110,104)		5,065,000

	CORPORATE BONDS — 0.00%

	Credit Intermediation and Related Activities — 0.00%
317928AA7	FINOVA Group, Inc.
	7.500%, 11/15/2009, Acquired 10/19/2006-3/29/2007 at $7,902,157 (Default Effective 4/29/2005)*	9,503,880	428

	TOTAL CORPORATE BONDS (cost $7,356,219)		428

	WARRANTS — 0.01%	Shares

	Real Estate — 0.01%
879 HK	Henderson Land Development Company Limited
	Expiration Date: 6/01/2011 Strike Price: $58.00*	569,400	131,860

	TOTAL WARRANTS (cost $0)		131,860

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 3.08%	Shares	Value

	Money Market Funds — 3.08%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	38,460,062	$38,460,062

	TOTAL SHORT-TERM INVESTMENTS
	(cost $38,460,062)		38,460,062

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM SECURITIES LENDING — 19.55%

	Investment Companies — 19.55%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.29%[b]	243,932,317	243,932,317

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $243,932,317)		243,932,317

	TOTAL INVESTMENTS — 119.45% (cost $1,199,758,759)		$1,490,093,894

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $230,416,063 at December 31, 2010.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.

ETF —	Exchange Traded Fund.

GDR —	Global Depository Receipt.

REIT —	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 98.43%	Shares	Value

	Ambulatory Health Care Services — 0.01%
AVXT	AVAX Technologies, Inc.*	50,000	$2,200

	Chemical Manufacturing — 3.93%
LONN VX	Lonza Group AG	15,000	1,202,406
MMRF	MMRGlobal Inc.*	43,000	3,913

			1,206,319

	Computer and Electronic Product Manufacturing — 0.01%
TGX	Theragenics Corporation*	2,000	3,020

	Funds, Trusts, and Other Financial Vehicles — 0.00%
IBLTZ	IMPATH Bankruptcy Liquidating Trust — Class A	26,000	1,445

	Pharmaceutical and Biotechnology — 89.36%
ABT	Abbott Laboratories	28,000	1,341,480
ATLN VX	Actelion Ltd.*	10,000	547,594
AEZS	AEterna Zentaris Inc.*ˆ	102,500	176,300
ALKS	Alkermes, Inc.*ˆ	31,000	380,680
AGEN	Antigenics, Inc.*	892	892
ARNA	Arena Pharmaceuticals, Inc.*ˆ	45,000	77,400
AZN	AstraZeneca PLC — ADRˆ	17,000	785,230
ATB CN	Atrium Innovations Inc.*ˆ	4,884	74,761
BIIB	Biogen Idec, Inc.*	37,250	2,497,613
BPAX	BioSante Pharmaceuticals, Inc.*ˆ	13,476	22,101
BMY	Bristol-Myers Squibb Company	48,000	1,271,040
CLDX	Celldex Therapeutics Inc.*ˆ	26,294	108,331
CEPH	Cephalon, Inc.*ˆ	21,000	1,296,120
1093 HK	China Pharmaceutical Group Limited	1,640,000	915,706
CBST	Cubist Pharmaceuticals, Inc.*ˆ	38,000	813,200
DNDN	Dendreon Corporation*ˆ	29,000	1,012,680
LLY	Eli Lilly & Company	36,000	1,261,440
EPCT	EpiCept Corporation*ˆ	680	564
GENZ	Genzyme Corporation*	28,538	2,031,906
GSK	GlaxoSmithKline plc — ADRˆ	37,673	1,477,535
HGSI	Human Genome Sciences, Inc.*ˆ	21,000	501,690
IMGN	ImmunoGen, Inc.*ˆ	14,000	129,640
ISIS	Isis Pharmaceuticals, Inc.*ˆ	27,000	273,240

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Pharmaceutical and Biotechnology (Continued)
ISA CN	Isotechnika Pharma Inc.*	40,000	$10,057
JNJ	Johnson & Johnson	30,000	1,855,500
LIFE	Life Technologies Corporation*	36,000	1,998,000
MAXY	Maxygen, Inc.	30,000	117,900
MYRX	Myrexis Inc.*	63,000	262,080
COX FP	NicOx SA*	41,535	122,108
NVS	Novartis AG — ADRˆ	35,000	2,063,250
ONTY	Oncothyreon, Inc.*ˆ	28,333	92,082
PTIE	Pain Therapeutics, Inc.ˆ	38,000	256,500
PFE	Pfizer, Inc.	56,000	980,560
PGNX	Progenics Pharmaceuticals, Inc.*ˆ	65,200	355,992
SNY	Sanofi-Aventis — ADRˆ	38,000	1,224,740
SCR	Simcere Pharmaceutical Group — ADR*ˆ	58,000	661,780
TGEN	Targeted Genetics Corp.*	1,000	360
TELK	Telik, Inc.*ˆ	116,000	88,160
VICL	Vical Incorporated*	82,500	166,650
VPHM	ViroPharma Incorporated*	10,000	173,200

			27,426,062

	Pharmaceutical and Medicine Manufacturing — 1.76%
4508 JP	Mitsubishi Tanabe Pharma Corporation	32,000	540,362

	Professional, Scientific, and Technical Services — 3.36%
AFFX	Affymetrix, Inc.*ˆ	134,000	674,020
AMRI	Albany Molecular Research, Inc.*	53,000	297,860
CDXS	Codexis, Inc.*	5,611	59,477

			1,031,357

	TOTAL COMMON STOCKS (cost $29,531,253)		30,210,765

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier	ESCROW NOTES — 0.00%	Amount	Value

	Special Purpose Entity — 0.00%
053ESC992	Avigen Inc. Escrow*+	$51,000	$0

	TOTAL ESCROW NOTES (cost $0)		0

Identifier	RIGHTS — 0.01%	Shares	Value

	Funds, Trusts, and Other Financial Vehicles — 0.01%
LGNYZ	Ligand Pharmaceuticals Incorporated General Contingent Value Right*	44,000	924
LGNXZ	Ligand Pharmaceuticals Incorporated Glucagon Contingent Value Right*	44,000	836
LGNDZ	Ligand Pharmaceuticals Incorporated Roche Contingent Value Right	44,000	1,056
LGNZZ	Ligand Pharmaceuticals Incorporated TR Beta Contingent Value Right*	44,000	946

	TOTAL RIGHTS (cost $0)		3,762

	SHORT-TERM INVESTMENTS — 1.58%

	Money Market Funds — 1.58%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	483,789	483,789

	TOTAL SHORT-TERM INVESTMENTS (cost $483,789)		483,789

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

	INVESTMENTS PURCHASED WITH THE
	CASH PROCEEDS FROM SECURITIES
Identifier	LENDING — 35.17%	Shares	Value

	Investment Companies — 35.17%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.29%[b]	10,793,305	$10,793,305

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $10,793,305)		10,793,305

	TOTAL INVESTMENTS — 135.19% (cost $40,808,347)		$41,491,621

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $10,283,709 at December 31, 2010.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 98.68%	Shares	Value

	Air Transportation — 6.76%
CEA	China Eastern Airlines Corporation Limited — ADR*ˆ	59,028	$1,500,492
670 HK	China Eastern Airlines Corporation Limited — Class H*	3,051,000	1,546,539
ZNH	China Southern Airlines Company Limited — ADR*ˆ	68,060	2,076,510
1055 HK	China Southern Airlines Company Limited — Class H*	8,750,000	5,358,430

			10,481,971

	Asset Management — 6.77%
BNBMF	BAM Investments Ltd.*	125,540	2,051,720
CNS	Cohen & Steers, Inc.ˆ	83,623	2,182,560
EV	Eaton Vance Corp.ˆ	16,000	483,680
PZN	Pzena Investment Management, Inc. — Class A	103,410	760,064
SII CN	Sprott, Inc.	1,680	13,619
URB/A CN	Urbana Corp. — Class A*	481,071	595,109
GROW	US Global Investors, Inc. — Class Aˆ	73,940	601,132
806 HK	Value Partners Group Limited	608,000	610,127
WSDT	WisdomTree Investments, Inc.*ˆ	771,080	3,199,982

			10,497,993

	Beverage and Tobacco Product Manufacturing — 4.62%
168 HK	Tsingtao Brewery Co. Limited — Class H	1,370,000	7,173,605

	Commercial Banking — 1.34%
BLBD LI	BLOM Bank s.a.l. — GDR	199,240	2,072,096

	Credit Intermediation and Related Activities — 3.39%
BR	Broadridge Financial Solutions, Inc.	73,300	1,607,469
CATY	Cathay General Bancorpˆ	45,037	752,118
CLFC	Center Financial Corporation*ˆ	85,100	645,058
EWBC	East West Bancorp, Inc.ˆ	31,794	621,573
FBOD	First Bank of Delaware	80,025	134,442
NARA	Nara Bancorp, Inc.*	85,910	843,636
PFBC	Preferred Bank Los Angeles*	46,803	82,373

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Credit Intermediation and Related Activities (Continued)
UCBH	UCBH Holdings, Inc.*	182,396	$766
WIBC	Wilshire Bancorp, Inc.ˆ	75,810	577,672

			5,265,107

	Defense — 1.13%
CACI	CACI International, Inc. — Class A*ˆ	17,988	960,559
MANT	ManTech International Corporation — Class A*	19,275	796,636

			1,757,195

	Food Services and Drinking Places — 0.49%
OCX CN	Onex Corporation	24,860	755,826

	Gaming — 0.74%
200 HK	Melco International Development Limited	1,999,000	1,141,874

	Global Exchanges — 10.31%
JSE SJ	JSE Limited	385,739	4,625,940
8697 JP	Osaka Securities Exchange Co., Ltd.	810	4,085,417
SGX SP	Singapore Exchange Limited	1,111,180	7,290,401

			16,001,758

	Holding Company — 5.82%
IEP	Icahn Enterprises LP	249,700	8,754,482
WSC	Wesco Financial Corporation	746	274,834

			9,029,316

	Insurance Carriers and Related Activities — 2.56%
GLRE	Greenlight Capital Re, Ltd. — Class A*	51,000	1,367,310
MBI	MBIA Inc.*ˆ	217,800	2,611,422

			3,978,732

	Mining (except Oil and Gas) — 7.65%
FNV CN	Franco-Nevada Corporation	183,416	6,135,388
GLW CN	Gold Wheaton Gold Corporation*	40,450	209,105
IMN CN	Inmet Mining Corporation	71,140	5,527,785

			11,872,278

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Motion Picture and Sound Recording Industries — 5.25%
DWA	DreamWorks Animation SKG, Inc. — Class A*	114,144	$3,363,824
WMG	Warner Music Group Corp.*ˆ	847,890	4,773,621

			8,137,445

	Non-Store Retailers — 2.84%
RBA	Ritchie Bros. Auctioneers, Incorporatedˆ	15,077	347,525
BID	Sotheby’sˆ	90,299	4,063,455

			4,410,980

	Oil and Gas Extraction — 1.13%
SEMUF	Siem Industries Inc.*	29,342	1,760,520

	Other Exchanges — 0.75%
FTIS LI	Financial Technologies (India) Ltd. — GDR	208,390	610,583
NZX NZ	NZX Ltd.	462,420	551,285

			1,161,868

	Pharmaceutical and Biotechnology — 0.40%
1093 HK	China Pharmaceutical Group Limited	1,105,000	616,985

	Pipeline Transportation — 2.16%
135 HK	Kunlun Energy Co., Ltd.	911,000	1,413,475
NEGI	National Energy Group, Inc.*	207,595	871,899
PVG	Penn Virginia GP Holdings LP	40,634	1,069,487
SUG	Southern Union Company	1	12

			3,354,873

	Plastics and Rubber Products Manufacturing — 2.83%
JAH	Jarden Corporation	142,210	4,390,023

	Port and Harbor Operations — 0.07%
3382 HK	Tianjin Port Development Holdings Ltd.	460,000	108,892

	Publishing Industries (except Internet) — 1.26%
ROVI	Rovi Corporation*ˆ	29,770	1,846,038
VALU	Value Line, Inc.ˆ	7,615	110,037

			1,956,075

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Rail Transportation — 0.01%
525 HK	Guangshen Railway Company Limited — Class H	58,000	$22,834

	Real Estate — 7.46%
ALX	Alexander’s, Inc.ˆ	6,369	2,625,811
BLMC	Biloxi Marsh Lands Corporation	100	1,310
KEWL	Keweenaw Land Association Ltd.*	190	35,245
823 HK	The Link REIT	626,000	1,944,975
TPL	Texas Pacific Land Trustˆ	190,800	6,960,384

			11,567,725

	Rental and Leasing Services — 0.04%
CDCO	Comdisco Holding Company, Inc.*	7,560	66,150

	Restaurants — 0.53%
WEN	Wendy’s/Arby’s Group, Inc. — Class A	177,496	820,031

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 5.22%
CBOE	CBOE Holdings Inc.ˆ	38,770	886,282
ICE	IntercontinentalExchange Inc.*ˆ	13,010	1,550,142
JEF	Jefferies Group, Inc.ˆ	202,940	5,404,292
LAB	LaBranche & Co. Inc.*	67,582	243,295
RHJI BB	RHJ International*	800	6,628
SWS	SWS Group, Inc.	1,000	5,050

			8,095,689

	Support Activities for Transportation — 11.98%
694 HK	Beijing Capital International Airport Company Limited — Class H	9,014,000	4,812,693
357 HK	Hainan Meilan International Airport Company Limited — Class H	3,265,000	4,158,540
548 HK	Shenzhen Expressway Company Limited — Class H	539,000	319,678
107 HK	Sichuan Expressway Co. Limited — Class H	13,766,100	8,855,303
576 HK	Zhejiang Expressway Co., Limited — Class H	451,000	444,455

			18,590,669

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Telecommunications — 0.04%
CIBY	CIBL, Inc.	18	$9,180
LICT	Lynch Interactive Corporation*	16	42,400
SNSH	Sunshine PCS Corporation — Class A*	208	6,697

			58,277

	Utilities — 2.57%
CPN	Calpine Corporation*	70,320	938,069
GEN	GenOn Energy, Inc.*ˆ	516,630	1,968,360
1071 HK	Huadian Power International Corporation — Class H	800,000	156,443
PICO	PICO Holdings, Inc.*	28,851	917,462

			3,980,334

	Waste Management and Remediation Services — 2.56%
CVA	Covanta Holding Corporationˆ	230,839	3,968,122

	TOTAL COMMON STOCKS (cost $120,406,175)		153,095,243

		Principal
	CORPORATE BONDS — 0.00%	Amount

	Credit Intermediation and Related Activities — 0.00%
317928AA7	FINOVA Group, Inc.
	7.500%, 11/15/2009, Acquired 10/19/2006-5/17/2007 at $741,082 (Default Effective 4/29/2005)*	$2,783,965	125

	TOTAL CORPORATE BONDS
	(cost $1,236,720)		125

	RIGHTS — 0.46%	Shares

	Rental and Leasing Services — 0.46%
CDCOR	Comdisco Holding Company, Inc.
	Expiration Date: 12/31/2050
	Strike Price: $1.00*#	5,634,807	704,351

	TOTAL RIGHTS (cost $1,577,064)		704,351

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier	SHORT-TERM INVESTMENTS — 1.15%	Shares	Value

	Money Market Funds — 1.15%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	1,786,829	$1,786,829

	TOTAL SHORT-TERM INVESTMENTS (cost $1,786,829)		1,786,829

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 25.82%

	Investment Companies — 25.82%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.29%[b]	40,060,947	40,060,947

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $40,060,947)		40,060,947

	TOTAL INVESTMENTS — 126.11% (cost $165,067,735)		$195,647,495

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $38,006,161 at December 31, 2010.

# —	Contingent value right (contingent upon profitability of company).
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.
GDR —	Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 100.52%	Shares	Value

	Asset Management — 20.84%
AB	AllianceBernstein Holding LPˆ	7,172	$167,323
BNBMF	BAM Investments Ltd.*	31,090	508,109
BX	The Blackstone Group LPˆ	68,399	967,846
BAM	Brookfield Asset Management Inc. — Class A	41,875	1,394,019
CNS	Cohen & Steers, Inc.ˆ	47,577	1,241,759
EV	Eaton Vance Corp.	19,120	577,998
BEN	Franklin Resources, Inc.	1,591	176,935
LM	Legg Mason, Inc.	27,870	1,010,845
PZN	Pzena Investment Management, Inc. — Class A	59,820	439,677
SII CN	Sprott, Inc.	43,155	349,823
TROW	T. Rowe Price Group, Inc.	5,979	385,885
URB/A CN	Urbana Corp. — Class A*	356,004	440,395
806 HK	Value Partners Group Limited	1,712,000	1,717,991
WSDT	WisdomTree Investments, Inc.*ˆ	679,007	2,817,879

			12,196,484

	Commercial Banking — 1.12%
3988 HK	Bank of China Ltd. — Class H	394,000	207,827
939 HK	China Construction Bank Corp. — Class H	232,000	208,038
1398 HK	Industrial & Commercial Bank of China — Class H	322,000	239,860

			655,725

	Credit Intermediation and Related Activities — 7.20%
BK	The Bank of New York Mellon Corp.	28,310	854,962
BR	Broadridge Financial Solutions, Inc.	61,501	1,348,717
CATY	Cathay General Bancorpˆ	3,237	54,058
CLFC	Center Financial Corporation*ˆ	5,454	41,341
EWBC	East West Bancorp, Inc.	3,204	62,638
FMCC	Federal Home Loan Mortgage Corporation*ˆ	399,985	121,915
FNMA	Federal National Mortgage Association*ˆ	379,150	113,745
HAFC	Hanmi Financial Corporation*	6,157	7,081
NARA	Nara Bancorp, Inc.*	6,164	60,530
NTRS	Northern Trust Corp.	15,354	850,765
PFBC	Preferred Bank Los Angeles*	2,605	4,585
STT	State Street Corporation	13,865	642,504

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Credit Intermediation and Related Activities (Continued)
UCBH	UCBH Holdings, Inc.*	6,803	$29
WIBC	Wilshire Bancorp, Inc.ˆ	6,341	48,318

			4,211,188

	Data Processor — 6.05%
DST	DST Systems, Inc.	5,020	222,637
FISV	Fiserv, Inc.*	3,606	211,167
MA	Mastercard, Inc. — Class A	5,870	1,315,526
MSCI	MSCI Inc. — Class A*	19,731	768,720
VRSK	Verisk Analytics, Inc. — Class A*ˆ	5,117	174,387
V	Visa, Inc. — Class Aˆ	12,020	845,968

			3,538,405

	European Exchanges — 1.24%
DB1 GR	Deutsche Boerse AG	10,508	727,372

	Food Services and Drinking Places — 1.40%
OCX CN	Onex Corporation	26,930	818,761

	Global Exchanges — 14.23%
388 HK	Hong Kong Exchanges & Clearing Limited	160,850	3,648,345
JSE SJ	JSE Limited	145,400	1,743,696
8697 JP	Osaka Securities Exchange Co., Ltd.	150	756,559
SGX SP	Singapore Exchange Limited	332,727	2,183,007

			8,331,607

	Holding Company — 3.30%
BRK/A	Berkshire Hathaway Inc. — Class A*	10	1,204,500
IEP	Icahn Enterprises LP	20,728	726,724

			1,931,224

	Insurance Carriers and Related Activities — 7.80%
LFC	China Life Insurance Co., Limited — ADRˆ	7,460	456,328
2628 HK	China Life Insurance Co., Limited — Class H	114,000	465,662
MKL	Markel Corporation*	523	197,762
MBI	MBIA Inc.*ˆ	54,600	654,654
2318 HK	Ping An Insurance Group Company of China Limited — Class H	152,000	1,699,362
PWF CN	Power Financial Corporation	35,240	1,089,133

			4,562,901

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Mining (except Oil and Gas) — 6.89%
FNV CN	Franco-Nevada Corporation	120,630	$4,035,154

	Non-Store Retailers — 3.25%
BID	Sotheby’sˆ	42,278	1,902,510

	Other Exchanges — 3.40%
ASX AU	ASX Ltd.	38,080	1,467,566
FTIS LI	Financial Technologies (India) Ltd. — GDR	102,980	301,731
IMAREX NO	IMAREX ASA*	1,850	18,072
NZX NZ	NZX Ltd.	170,954	203,807

			1,991,176

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 18.69%
CBOE	CBOE Holdings Inc.ˆ	106,208	2,427,915
CME	CME Group, Inc.ˆ	10,121	3,256,432
GFIG	GFI Group, Inc.	1,737	8,146
ICE	IntercontinentalExchange Inc.*	26,747	3,186,905
JEF	Jefferies Group, Inc.ˆ	68,020	1,811,373
LSE LN	London Stock Exchange Group plc	16,538	216,072
TLPR LN	Tullett Prebon plc	5,570	33,243

			10,940,086

	Support Activities for Transportation — 0.34%
995 HK	Anhui Expressway Co. Ltd. — Class H	54,000	47,381
177 HK	Jiangsu Expressway Company Ltd. — Class H	27,000	30,915
548 HK	Shenzhen Expressway Company Limited — Class H	24,000	14,234
107 HK	Sichuan Expressway Co. Limited — Class H	114,000	73,333
576 HK	Zhejiang Expressway Co., Limited — Class H	32,000	31,536

			197,399

	Telecommunications — 0.02%
IRDM	Iridium Communications, Inc.*ˆ	1,672	13,794

	U.S. Equity Exchanges — 4.65%
NDAQ	The NASDAQ OMX Group, Inc.*	20,300	481,313
NYX	NYSE Euronext	74,740	2,240,705

			2,722,018

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

Identifier		Shares	Value

	Utilities — 0.10%
BIP	Brookfield Infrastructure Partners LPˆ	2,816	$59,277

	TOTAL COMMON STOCKS (cost $51,600,258)		58,835,081

	SHORT-TERM INVESTMENTS — 0.04%

	Money Market Funds — 0.04%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	20,282	20,282

	TOTAL SHORT-TERM INVESTMENTS (cost $20,282)		20,282

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 25.31%

	Investment Companies — 25.31%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.29%[b]	14,816,293	14,816,293

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $14,816,293)		14,816,293

	TOTAL INVESTMENTS — 125.87% (cost $66,436,833)		$73,671,656

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $13,653,346 at December 31, 2010.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.

ADR —	American Depository Receipt.
GDR —	Global Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 10.36%	Shares	Value

	Administrative and Support Services — 0.27%
TRIT	Tri-Tech Holding Inc.*ˆ	6,000	$64,560

	Machinery Manufacturing — 3.26%
AMN	Ameron International Corporation	5,246	400,637
ARF-U CN	Armtec Infrastructure Income Fund*	12,650	202,288
ERII	Energy Recovery Inc.*ˆ	51,108	187,055

			789,980

	Professional, Scientific, and Technical Services — 1.98%
TTEK	Tetra Tech, Inc.*	19,194	481,002

	Utilities — 4.85%
BRC-U CN	Brookfield Renewable Power Fund	11,250	233,418
CDZI	Cadiz Inc.*ˆ	40,000	497,599
CWCO	Consolidated Water Co., Ltd.ˆ	27,875	255,614
PNH MK	Puncak Niaga Holdings Berhad — EIS	18,972	3,255
UU/ LN	United Utilities Group PLC	20,000	184,596

			1,174,482

	TOTAL COMMON STOCKS (cost $2,466,384)		2,510,024

		Principal
	CONVERTIBLE BONDS — 11.82%	Amount

	Holding Company — 5.35%
451102AB3	Icahn Enterprises LP 4.000%, 08/15/2013	$1,370,000	1,296,363

	Oil and Gas Extraction — 6.47%
165167CB1	Chesapeake Energy Corp. 2.250%, 12/15/2038#	2,000,000	1,567,500

	TOTAL CONVERTIBLE BONDS (cost $2,846,704)		2,863,863

	CORPORATE BONDS — 20.76%

	Fabricated Metal Product Manufacturing — 9.01%
624758AB4	Mueller Water Products, Inc. 7.375%, 06/01/2017#	2,250,000	2,182,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier		Amount	Value

	Utilities — 11.75%
7595554	Veolia Environnement SA 4.875%, 05/28/2013#	$2,000,000	$2,845,547

	TOTAL CORPORATE BONDS (cost $5,028,486)		5,028,047

	WARRANTS — 0.05%	Shares

	Utilities — 0.05%
CHC/WS	China Hydroelectric Corporation
	Expiration Date: 1/25/2014
	Strike Price: $15.00*	40,000	12,000

	TOTAL WARRANTS (cost $48,000)		12,000

	SHORT-TERM INVESTMENTS — 34.72%

	Money Market Funds — 12.43%
FGVXX	First American Government Obligations Fund — Class Y, 0.00%#[b]	726,356	726,356
FIUXX	First American Prime Obligations Fund — Class I, 0.00%#[b]	726,395	726,395
FAIXX	First American Prime Obligations Fund — Class Y, 0.00%#[b]	728,383	728,383
FFCXX	First American Tax Free Obligations Fund — Class Y, 0.00%#[b]	102,625	102,625
FOCXX	First American Treasury Obligations Fund — Class Y, 0.00%#[b]	726,317	726,317

			3,010,076

	U.S. Treasury Obligations — 22.29%
912795X89	United States Treasury Bills 0.095%, 01/20/2011#[c]	5,400,000	5,399,997

	TOTAL SHORT-TERM INVESTMENTS (cost $8,410,073)		8,410,073

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 2.41%	Shares	Value

	Investment Companies — 2.41%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.29%[b]	582,692	$582,692

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $582,692)		582,692

	TOTAL INVESTMENTS — 80.12% (cost $19,382,339)		$19,406,699

Percentages are stated as a percent of net assets.
* — Non-income producing security.

EIS —	Enhanced Income Security. This exchange-traded security is composed of both an issuer’s common shares and its subordinated notes.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $544,028 at December 31, 2010.

# —	All or a portion of the shares have been committed as collateral for written option contracts.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.
c — The rate quoted is the effective yield.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2010

Identifier	COMMON STOCKS — 0.33%	Shares	Value

	Data Processor — 0.33%
V	Visa, Inc. — Class A	200	$14,076

	TOTAL COMMON STOCKS (cost $16,915 )		14,076

		Principal
	CONVERTIBLE BONDS — 33.08%	Amount

	Computer and Electronic Product Manufacturing — 2.39%
502413AW7	L-3 Communications Holdings, Inc.
	3.000%, 08/01/2035	$100,000	$100,750

	Holding Company — 9.22%
451102AB3	Icahn Enterprises LP
	4.000%, 08/15/2013#	410,000	387,962

	Oil and Gas Extraction — 10.19%
165167BW6	Chesapeake Energy Corp.
	2.750%, 11/15/2035	100,000	99,750
165167CB1	Chesapeake Energy Corp.
	2.250%, 12/15/2038	420,000	329,175

			428,925

	Professional, Scientific, and Technical Services — 2.39%
159864AB3	Charles River Laboratories International, Inc.
	2.250%, 06/15/2013	100,000	100,500

	Real Estate — 6.52%
10112RAK0	Boston Properties LP
	2.875%, 02/15/2037	100,000	102,000
345550AH0	Forest City Enterprises, Inc.
	3.625%, 10/15/2011ˆ	175,000	172,550

			274,550

	U.S. Equity Exchanges — 2.37%
631103AA6	The NASDAQ OMX Group, Inc.
	2.500%, 08/15/2013	100,000	99,500

	TOTAL CONVERTIBLE BONDS (cost $1,350,079 )		1,392,187

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier	CORPORATE BONDS — 54.62%	Amount	Value

	Administrative and Support Services — 2.43%
22025YAJ9	Corrections Corp. of America
	6.750%, 01/31/2014#	$100,000	$102,125

	Amusement, Gambling, and Recreation Industries — 4.85%
707569AL3	Penn National Gaming, Inc.
	6.750%, 03/01/2015#	200,000	204,000

	Chemical Manufacturing — 2.32%
785583AC9	Sabine Pass LNG LP
	7.250%, 11/30/2013#	100,000	97,750

	Funds, Trusts, and Other Financial Vehicles — 9.59%
779273AG6	The Rouse Company LP
	5.375%, 11/26/2013#	400,000	403,500

	Mining (except Oil and Gas) — 6.14%
20854PAB5	CONSOL Energy, Inc.
	7.875%, 03/01/2012#	100,000	106,875
704549AD6	Peabody Energy Corp.
	5.875%, 04/15/2016#	150,000	151,500

			258,375

	Non-Metallic Mineral Product Manufacturing — 3.40%
69073TAL7	Owens-Brockway Glass Container
	6.750%, 12/01/2014#	140,000	143,150

	Oil and Gas Extraction — 10.68%
41754WAE1	Harvest Operations Corp.
	7.250%, 09/30/2013#	200,000	206,376
41754WAJ0	Harvest Operations Corp.
	7.500%, 05/31/2015#	230,000	242,885

			449,261

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 1.72%
52107QAC9	Lazard Group LLC
	7.125%, 05/15/2015#	67,000	72,213

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

		Principal
Identifier		Amount	Value

	Telecommunications — 2.45%
27876GAQ1	Echostar DBS Corp.
	6.375%, 10/01/2011#	$100,000	$103,250

	Utilities — 11.04%
13134YAD9	Calpine Construction Finance Company LP
	8.000%, 06/01/2016, Acquired
	10/25/2010 at $108,220#*	100,000	106,750
629377AT9	NRG Energy, Inc.
	7.250%, 02/01/2014#	350,000	357,875

			464,625

	TOTAL CORPORATE BONDS (cost $2,260,793 )		2,298,249

	PUT OPTIONS PURCHASED — 0.00%	Contracts

	Computer and Electronic Product Manufacturing — 0.00%
OOY 110122P00025000	L-3 Communications Holdings, Inc.
	Expiration Date: 1/22/2011,
	Exercise Price: $25.00	18	45

	TOTAL PURCHASED OPTIONS (cost $1,224 )		45

	SHORT-TERM INVESTMENTS — 1.42%	Shares

	Money Market Funds — 1.42%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%#[b]	59,799	59,799

	TOTAL SHORT-TERM INVESTMENTS (cost $59,799 )		59,799

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2010 — (Continued)

	INVESTMENTS PURCHASED
	WITH THE CASH PROCEEDS
	FROM SECURITIES
Identifier	LENDING — 1.82%	Shares	Value

	Investment Companies — 1.82%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.29%[b]	76,500	$76,500

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $76,500)		76,500

	TOTAL INVESTMENTS — 91.27% (cost $3,765,310)		$3,840,856

Percentages are stated as a percent of net assets.

ˆ —	This security or a portion of this security was out on loan at December 31, 2010. Total loaned securities had a market value of $74,539 at December 31, 2010.

# —	All or a portion of the shares have been committed as collateral for written option contracts.
b — The rate quoted is the annualized seven-day yield as of December 31, 2010.
* — Restricted Security restricted to institutional investors (144A Securities).

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010

Identifier	PUT OPTIONS WRITTEN	Contracts	Value

	Administrative and Support Services
ACM 110319P00022500	Aecom Technology Corp.
	Expiration: March 2011, Exercise Price: $22.50	115	$1,725
ACM 110319P00025000	Aecom Technology Corp.
	Expiration: March 2011, Exercise Price: $25.00	170	6,800

			8,525

	Beverage and Tobacco Products
HEK 110319P00005000	Heckmann Corporation
	Expiration: March 2011, Exercise Price: $5.00	300	9,000
HHO 110319P00070000	Puro Water Group, Inc.
	Expiration: March 2011, Exercise Price: $70.00	1	38

			9,038

	Chemical Manufacturing
CCC 110122P00012500	Calgon Carbon Corporation
	Expiration: January 2011, Exercise Price: $12.50	500	2,500
CCC 110416P00012500	Calgon Carbon Corporation
	Expiration: April 2011, Exercise Price: $12.50	100	3,000
NLC 110319P00022500	Nalco Holding Co.
	Expiration: March 2011, Exercise Price: $22.50	200	2,500

			8,000

	Computer and Electronic Product Manufacturing
DHR 110319P00037000	Danaher Corporation
	Expiration: March 2011, Exercise Price: $37.00	145	2,538
DHR 120121P00035000	Danaher Corporation
	Expiration: January 2012, Exercise Price: $35.00	40	4,600

			7,138

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Electrical Equipment, Appliance, and Component Manufacturing
FELE 110319P00030000	Franklin Electric Co., Inc.
	Expiration: March 2011, Exercise Price: $30.00	190	$5,225

	Fabricated Metal Product Manufacturing
CVVT 110319P00010000	China Valves Technology, Inc.
	Expiration: March 2011, Exercise Price: $10.00	200	21,000
INSU 110319P00020000	Insituform Technologies, Inc. — Class A
	Expiration: March 2011, Exercise Price: $20.00	100	1,000
NWPX 110319P00015000	Northwest Pipe Company
	Expiration: March 2011, Exercise Price: $15.00	60	450
NWPX 110319P00017500	Northwest Pipe Company
	Expiration: March 2011, Exercise Price: $17.50	250	5,625
PNR 110219P00030000	Pentair, Inc.
	Expiration: February 2011, Exercise Price: $30.00	244	3,050

			31,125

	Funds, Trusts, and Other Financial Vehicles
PHO 110319P00015000	PowerShares Water Resources ETF
	Expiration: March 2011, Exercise Price: $15.00	580	4,350

	Heavy and Civil Engineering Construction
STRL 110319P00010000	Sterling Construction Company, Inc.
	Expiration: March 2011, Exercise Price: $10.00	165	5,775
STRL 110319P00012500	Sterling Construction Company, Inc.
	Expiration: March 2011, Exercise Price: $12.50	235	16,450

			22,225

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Machinery Manufacturing
AMN 110319P00052000	Ameron International Corporation
	Expiration: March 2011, Exercise Price: $52.00	60	$1,650
AMN 110319P00057000	Ameron International Corporation
	Expiration: March 2011, Exercise Price: $57.00	70	3,150
DCI 110219P00030000	Donaldson Company, Inc.
	Expiration: February 2011, Exercise Price: $30.00	30	150
DCI 110219P00040000	Donaldson Company, Inc.
	Expiration: February 2011, Exercise Price: $40.00	65	325
DCI 110219P00045000	Donaldson Company, Inc.
	Expiration: February 2011, Exercise Price: $45.00	65	488
DGW 110319P00020000	Duoyuan Global Water Inc. — ADR
	Expiration: March 2011, Exercise Price: $20.00	240	175,199
ERII 110219P00005000	Energy Recovery Inc.
	Expiration: February 2011, Exercise Price: $5.00	110	15,125
ESE 110319P00030000	ESCO Technologies, Inc.
	Expiration: March 2011, Exercise Price: $30.00	290	11,600
ITT 110122P00045000	ITT Corporation
	Expiration: January 2011, Exercise Price: $45.00	135	945
LNN 110319P00030000	Lindsay Corporation
	Expiration: March 2011, Exercise Price: $30.00	200	1,500
PLL 110319P00035000	Pall Corporation
	Expiration: March 2011, Exercise Price: $35.00	220	2,200
ROP 110219P00060000	Roper Industries, Inc.
	Expiration: February 2011, Exercise Price: $60.00	100	1,250

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Machinery Manufacturing (Continued)
HEAT 110319P00006000	SmartHeat, Inc.
	Expiration: March 2011, Exercise Price: $6.00	500	$56,249
VMI 110319P00065000	Valmont Industries, Inc.
	Expiration: March 2011, Exercise Price: $65.00	20	800
VMI 110319P00070000	Valmont Industries, Inc.
	Expiration: March 2011, Exercise Price: $70.00	80	5,000

			275,631

	Professional, Scientific, and Technical Services
TTEK 110319P00017500	Tetra Tech, Inc.
	Expiration: March 2011, Exercise Price: $17.50	100	750
TTEK 110319P00020000	Tetra Tech, Inc.
	Expiration: March 2011, Exercise Price: $20.00	100	2,000
URS 110122P00040000	URS Corporation
	Expiration: January 2011, Exercise Price: $40.00	100	4,250
URS 110416P00035000	URS Corporation
	Expiration: April 2011, Exercise Price: $35.00	90	4,950

			11,950

	Utilities
AWK 110319P00020000	American Water Works Co., Inc.
	Expiration: March 2011, Exercise Price: $20.00	355	3,550
WTR 110319P00017500	Aqua America, Inc.
	Expiration: March 2011, Exercise Price: $17.50	170	1,275
WTR 110319P00020000	Aqua America, Inc.
	Expiration: March 2011, Exercise Price: $20.00	150	2,625

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Utilities (Continued)
SBS 110122P00035000	Cia de Saneamento Basico do Estado de Sao Paulo — ADR
	Expiration: January 2011, Exercise Price: $35.00	145	$725
CIG 110319P00015000	Companhia Energetica de Minas Gerais — ADR
	Expiration: March 2011, Exercise Price: $15.00	375	93,749
EDE 110319P00020000	The Empire District Electric Company
	Expiration: March 2011, Exercise Price: $20.00	250	5,250
PICO 110122P00025000	PICO Holdings, Inc.
	Expiration: January 2011, Exercise Price: $25.00	75	375
PICO 110122P00030000	PICO Holdings, Inc.
	Expiration: January 2011, Exercise Price: $30.00	150	3,000
PICO 110416P00025000	PICO Holdings, Inc.
	Expiration: April 2011, Exercise Price: $25.00	30	1,350
VE 110122P00025000	Veolia Environnement — ADR
	Expiration: January 2011, Exercise Price: $25.00	200	500
VE 110122P00030000	Veolia Environnement — ADR
	Expiration: January 2011, Exercise Price: $30.00	100	10,500
VE 110416P00022500	Veolia Environnement — ADR
	Expiration: April 2011, Exercise Price: $22.50	25	563

			123,462

	Waste Management and Remediation Services
CLH 110122P00055000	Clean Harbors, Inc.
	Expiration: January 2011, Exercise Price: $55.00	85	213
CLH 110416P00055000	Clean Harbors, Inc.
	Expiration: April 2011, Exercise Price: $55.00	25	438

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Waste Management and Remediation Services (Continued)
WCN 110319P00023330	Waste Connections, Inc.
	Expiration: March 2011, Exercise Price: $23.33	175	$3,938
WM 110122P00032500	Waste Management, Inc.
	Expiration: January 2011, Exercise Price: $32.50	160	480
WM 120121P00032500	Waste Management, Inc.
	Expiration: January 2012, Exercise Price: $32.50	40	7,600

			12,669

	TOTAL PUT OPTIONS WRITTEN (premiums received ($1,687,618))		$519,338

ADR —	American Depository Receipt.

ETF —	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010

Identifier	PUT OPTIONS WRITTEN	Contracts	Value

	Amusement, Gambling, and Recreation Industries
DIS 110122P00030000	The Walt Disney Company
	Expiration: January 2011, Exercise Price: $30.00	7	$35

	Asset Management
BLK 110416P00155000	BlackRock, Inc.
	Expiration: April 2011, Exercise Price: $155.00	2	425
BEN 110122P00107000	Franklin Resources, Inc.
	Expiration: January 2011, Exercise Price: $107.00	2	250
IVZ 110122P00020000	Invesco Limited
	Expiration: January 2011, Exercise Price: $20.00	14	70
GROW 110618P00007500	US Global Investors, Inc. — Class A
	Expiration: June 2011, Exercise Price: $7.50	10	1,025

			1,770

	Beverage and Tobacco Product Manufacturing
VPM 110122P00020000	Altria Group, Inc.
	Expiration: January 2011, Exercise Price: $20.00	4	8
DEO 110122P00065000	Diageo plc — ADR
	Expiration: January 2011, Exercise Price: $65.00	5	25
DEO 110716P00065000	Diageo plc — ADR
	Expiration: July 2011, Exercise Price: $65.00	4	720

			753

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Building Material and Garden Equipment and Supplies Dealers
ZCR 110122P00075000	The Sherwin-Williams Company
	Expiration: January 2011, Exercise Price: $75.00	2	$15
SHW 120121P00070000	The Sherwin-Williams Company
	Expiration: January 2012, Exercise Price: $70.00	2	720

			735

	Chemical Manufacturing
ZBK 110122P00030000	Cameco Corporation
	Expiration: January 2011, Exercise Price: $30.00	2	5
CCJ 120121P00025000	Cameco Corporation
	Expiration: January 2012, Exercise Price: $25.00	15	1,612
NVS 120121P00050000	Novartis AG — ADR
	Expiration: January 2012, Exercise Price: $50.00	15	4,050
SIAL 110122P00050000	Sigma-Aldrich Corp.
	Expiration: January 2011, Exercise Price: $50.00	3	8
SIAL 110416P00055000	Sigma-Aldrich Corp.
	Expiration: April 2011, Exercise Price: $55.00	3	188

			5,863

	Clothing and Clothing Accessories Stores
VFF 110122P00030000	Tiffany & Co.
	Expiration: January 2011, Exercise Price: $30.00	2	3
VFF 110122P00040000	Tiffany & Co.
	Expiration: January 2011, Exercise Price: $40.00	2	4

			7

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Computer and Electronic Product Manufacturing
COL 110416P00055000	Rockwell Collins, Inc.
	Expiration: April 2011, Exercise Price: $55.00	3	$540

	Couriers and Messengers
FDX 110122P00070000	FedEx Corp.
	Expiration: January 2011, Exercise Price: $70.00	4	20
FDX 120121P00075000	FedEx Corp.
	Expiration: January 2012, Exercise Price: $75.00	2	945
FDX 12012P00080000	FedEx Corp.
	Expiration: January 2012, Exercise Price: $80.00	4	2,420
OPS 110122P00055000	United Parcel Service — Class B
	Expiration: January 2011, Exercise Price: $55.00	2	10
OPS 110122P00065000	United Parcel Service — Class B
	Expiration: January 2011, Exercise Price: $65.00	2	18

			3,413

	Credit Intermediation and Related Activities
VAX 110122P00040000	American Express Company
	Expiration: January 2011, Exercise Price: $40.00	2	50
AXP 120121P00030000	American Express Company
	Expiration: January 2012, Exercise Price: $30.00	10	1,430
BAC 110219P00013000	Bank of America Corporation
	Expiration: February 2011, Exercise Price: $13.00	12	660
BAC 120121P00012500	Bank of America Corporation
	Expiration: January 2012, Exercise Price: $12.50	15	2,535

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Credit Intermediation and Related Activities (Continued)
BK 110122P00024000	The Bank of New York Mellon Corp.
	Expiration: January 2011, Exercise Price: $24.00	4	$12
OUY 110122P00025000	The Bank of New York Mellon Corp.
	Expiration: January 2011, Exercise Price: $25.00	4	16
BK 120121P00025000	The Bank of New York Mellon Corp.
	Expiration: January 2012, Exercise Price: $25.00	6	1,086
BOKF 110319P00045000	BOK Financial Corporation
	Expiration: March 2011, Exercise Price: $45.00	6	1,470
XRF 110122P00012500	Discover Financial Services
	Expiration: January 2011, Exercise Price: $12.50	2	5
EWBC 110122P00015000	East West Bancorp, Inc.
	Expiration: January 2011, Exercise Price: $15.00	10	50
EWBC 110416P00015000	East West Bancorp, Inc.
	Expiration: April 2011, Exercise Price: $15.00	7	175
FIS 110122P00025000	Fidelity National Information Services, Inc.
	Expiration: January 2011, Exercise Price: $25.00	6	33
FIS 120121P00025000	Fidelity National Information Services, Inc.
	Expiration: January 2012, Exercise Price: $25.00	6	984
MTB 120121P00065000	M&T Bank Corporation
	Expiration: January 2012, Exercise Price: $65.00	6	2,550
MTB 120121P00075000	M&T Bank Corporation
	Expiration: January 2012, Exercise Price: $75.00	3	2,175
NARA 110618P00007500	Nara Bancorp, Inc.
	Expiration: June 2011, Exercise Price: $7.50	8	360

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Credit Intermediation and Related Activities (Continued)
XGP 110122P00050000	Northern Trust Corp.
	Expiration: January 2011, Exercise Price: $50.00	2	$50
XGP 110122P00055000	Northern Trust Corp.
	Expiration: January 2011, Exercise Price: $55.00	4	520
STT 110122P00035000	State Street Corporation
	Expiration: January 2011, Exercise Price: $35.00	2	12
OLD 110122P00045000	State Street Corporation
	Expiration: January 2011, Exercise Price: $45.00	3	264
USB 120121P00022500	U.S. Bancorp
	Expiration: January 2012, Exercise Price: $22.50	20	3,480
WFC 110122P00025000	Wells Fargo & Company
	Expiration: January 2011, Exercise Price: $25.00	3	15
ZZH 110122P00017500	The Western Union Company
	Expiration: January 2011, Exercise Price: $17.50	4	40

			17,972

	Data Processor
ZXV 110122P00240000	Mastercard Inc. — Class A
	Expiration: January 2011, Exercise Price: $240.00	1	1,690

	Defense
CACI 110319P00040000	CACI International Inc. — Class A
	Expiration: March 2011, Exercise Price: $40.00	8	80

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Depository Credit Intermediation
HDB 110416P00175000	HDFC Bank Ltd. — ADR
	Expiration: April 2011, Exercise Price: $175.00	1	$1,650
VCD 110122P00030000	ICIC Bank Ltd. — ADR
	Expiration: January 2011, Exercise Price: $30.00	2	3
VCD 110122P00035000	ICIC Bank Ltd. — ADR
	Expiration: January 2011, Exercise Price: $35.00	2	3

			1,656

	Equity Fund
UTH 110219P00090000	Utilities HOLDRs Trust
	Expiration: February 2011, Exercise Price: $90.00	10	300
UTH 110521P00095000	Utilities HOLDRs Trust
	Expiration: May 2011, Exercise Price: $95.00	5	1,375

			1,675

	Fabricated Metal Product Manufacturing
CMC 110122P00015000	Commercial Metals Company
	Expiration: January 2011, Exercise Price: $15.00	12	150
FO 110319P00040000	Fortune Brands, Inc.
	Expiration: March 2011, Exercise Price: $40.00	4	40
FO 110319P00045000	Fortune Brands, Inc.
	Expiration: March 2011, Exercise Price: $45.00	6	75

			265

	Food Manufacturing
ADM 110122P00025000	Archer-Daniels-Midland Company
	Expiration: January 2011, Exercise Price: $25.00	10	25
ADM 120121P00025000	Archer-Daniels-Midland Company
	Expiration: January 2012, Exercise Price: $25.00	4	724

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Food Manufacturing (Continued)
BG 110122P00050000	Bunge Limited
	Expiration: January 2011, Exercise Price: $50.00	3	$15
BG 120121P00050000	Bunge Limited
	Expiration: January 2012, Exercise Price: $50.00	3	1,020
UN 110219P00025000	Unilever NV
	Expiration: February 2011, Exercise Price: $25.00	14	182

			1,966

	Gaming
VEG 110122P00060000	Wynn Resorts Limited
	Expiration: January 2011, Exercise Price: $52.00	1	1

	Holding Company
BRKB 120121P00070000	Berkshire Hathaway, Inc. — Class B
	Expiration: January 2012, Exercise Price: $70.00	5	2,075
OYD 110122P00020000	Leucadia National Corporation
	Expiration: January 2011, Exercise Price: $20.00	2	10

			2,085

	Insurance Carriers and Related Activities
OOE 110122P00070000	China Life Insurance Co., Limited — ADR
	Expiration: January 2011, Exercise Price: $70.00	1	900
LFC 120121P00062500	China Life Insurance Co., Limited — ADR
	Expiration: January 2012, Exercise Price: $62.50	6	5,070

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Insurance Carriers and Related Activities (Continued)
FNF 110618P00012500	Fidelity National Financial, Inc. — Class A
	Expiration: June 2011, Exercise Price: $12.50	12	$780
PGR 110219P00019000	The Progressive Corporation
	Expiration: February 2011, Exercise Price: $19.00	5	100
PGR 110521P00020000	The Progressive Corporation
	Expiration: May 2011, Exercise Price: $20.00	9	787

			7,637

	Leather and Allied Product Manufacturing
VZF 110122P00025000	Coach, Inc.
	Expiration: January 2011, Exercise Price: $25.00	1	2

	Management of Companies and Enterprises
GS 110122P00140000	The Goldman Sachs Group, Inc.
	Expiration: January 2011, Exercise Price: $140.00	1	21
GS 120121P00140000	The Goldman Sachs Group, Inc.
	Expiration: January 2012, Exercise Price: $140.00	1	913
GS 120121P00150000	The Goldman Sachs Group, Inc.
	Expiration: January 2012, Exercise Price: $150.00	1	1,230

			2,164

	Medical Laboratories
LH 110219P00075000	Laboratory Corporation of America Holdings
	Expiration: February 2011, Exercise Price: $75.00	4	90

	Merchant Wholesalers, Durable Goods
TTT 110122P000058600	Terra Nova Royalty Corp.
	Expiration: January 2011, Exercise Price: $5.86	11	55

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Mining (except Oil and Gas)
FCX 110122P00055000	Freeport-McMoRan Copper & Gold Inc.
	Expiration: January 2011, Exercise Price: $55.00	1	$1
OBQ 110122P00080000	Freeport-McMoRan Copper & Gold Inc.
	Expiration: January 2011, Exercise Price: $80.00	3	15
GGP1 120121P00015000	Greatland Gold Plc
	Expiration: January 2012, Exercise Price: $15.00	24	2,892
HWD 110521P00012500	Harry Winston Diamond Corporation
	Expiration: May 2011, Exercise Price: $12.50	25	4,375
VIE 110122P00042500	Newmont Mining Corporation
	Expiration: January 2011, Exercise Price: $42.50	2	2
VIE 110122P00045000	Newmont Mining Corporation
	Expiration: January 2011, Exercise Price: $45.00	2	4
NEM 110122P00047500	Newmont Mining Corporation
	Expiration: January 2011, Exercise Price: $47.50	2	7
VIE 110122P00050000	Newmont Mining Corporation
	Expiration: January 2011, Exercise Price: $50.00	2	12

			7,308

	Miscellaneous Manufacturing
BDX 110319P00070000	Becton, Dickinson and Company
	Expiration: March 2011, Exercise Price: $70.00	5	150
IGT 110122P00014000	International Game Technology
	Expiration: January 2011, Exercise Price: $14.00	13	65

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Miscellaneous Manufacturing (Continued)
VGG 110122P00015000	International Game Technology
	Expiration: January 2011, Exercise Price: $15.00	3	$15
IGT 130119P00012500	International Game Technology
	Expiration: January 2013, Exercise Price: $12.50	12	1,890

			2,120

	Motion Picture and Sound Recording Industries
DWA 110618P00030000	DreamWorks Animation SKG, Inc. — Class A
	Expiration: June 2011, Exercise Price: $30.00	14	4,025

	Non-Store Retailers
AMZN 110122P00095000	Amazon.com, Inc.
	Expiration: January 2011, Exercise Price: $95.00	2	6
EBAY 110122P00017500	eBay, Inc.
	Expiration: January 2011, Exercise Price: $17.50	12	6
EBAY 120121P00020000	eBay, Inc.
	Expiration: January 2012, Exercise Price: $20.00	5	555
BID 110122P00017500	Sotheby’s
	Expiration: January 2011, Exercise Price: $17.50	9	45
BID 110122P00025000	Sotheby’s
	Expiration: January 2011, Exercise Price: $25.00	5	13

			625

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Oil and Gas and Consumable Fuels
ZPJ 110122P00075000	China Petroleum & Chemical Corp. — ADR
	Expiration: January 2011, Exercise Price: $75.00	3	$15
ZPJ 110122P00080000	China Petroleum & Chemical Corp. — ADR
	Expiration: January 2011, Exercise Price: $80.00	1	5
PTR 110122P00100000	PetroChina Company Limited — ADR
	Expiration: January 2011, Exercise Price: $100.00	2	10
PTR 120121P00105000	PetroChina Company Limited — ADR
	Expiration: January 2012, Exercise Price: $105.00	2	1,000

			1,030

	Oil and Gas Extraction
CNQ 110122P00032500	Canadian Natural Resources Ltd.
	Expiration: January 2011, Exercise Price: $32.50	14	105
CEO 110319P00160000	CNOOC Limited — ADR
	Expiration: March 2011, Exercise Price: $160.00	2	40
ZBM 110122P00030000	EnCana Corporation
	Expiration: January 2011, Exercise Price: $30.00	2	240
ECA 110122P00031000	EnCana Corporation
	Expiration: January 2011, Exercise Price: $31.00	4	820
ECA 120121P00030000	EnCana Corporation
	Expiration: January 2012, Exercise Price: $30.00	10	4,300
NXY 110319P00017500	Nexen Inc.
	Expiration: March 2011, Exercise Price: $17.50	7	105

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Oil and Gas Extraction (Continued)
NXY 110319P00020000	Nexen Inc.
	Expiration: March 2011, Exercise Price: $20.00	10	$500
VDW 110122P00040000	Petroleo Brasileiro S.A.
	Expiration: January 2011, Exercise Price: $40.00	3	744
PBR 110416P00034000	Petroleo Brasileiro S.A.
	Expiration: April 2011, Exercise Price: $34.00	6	654
PBR 120121P00030000	Petroleo Brasileiro S.A.
	Expiration: January 2012, Exercise Price: $30.00	6	1,224
STO 110416P00020000	StatoilHydro ASA — ADR
	Expiration: April 2011, Exercise Price: $20.00	15	337
OYX 110122P00035000	Suncor Energy, Inc.
	Expiration: January 2011, Exercise Price: $35.00	6	96
ZDT 110122P00055000	Total SA — ADR
	Expiration: January 2011, Exercise Price: $55.00	2	400
TOT 120121P00045000	Total SA — ADR
	Expiration: January 2012, Exercise Price: $45.00	5	1,550
TOT 120121P00050000	Total SA — ADR
	Expiration: January 2012, Exercise Price: $50.00	3	1,470
XOM1 110122P00045000	XTO Energy, Inc.
	Expiration: January 2011, Exercise Price: $45.00	4	12

			12,597

	Other Investment Pools and Funds
ABX 110122P00041000	Barrick Gold Corporation
	Expiration: January 2011, Exercise Price: $41.00	5	13
ABX 120121P00045000	Barrick Gold Corporation
	Expiration: January 2012, Exercise Price: $45.00	3	1,068

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Other Investment Pools and Funds (Continued)
SKF 110122P00020000	UltraShort Financials ProShares ETF
	Expiration: January 2011, Exercise Price: $20.00	11	$4,758
SRS 110122P00025000	UltraShort Real Estate ProShares ETF
	Expiration: January 2011, Exercise Price: $25.00	2	1,375
SDS 110122P00029000	UltraShort S&P 500 ProShares ETF
	Expiration: January 2011, Exercise Price: $29.00	7	3,675
SDS 110319P00026000	UltraShort S&P 500 ProShares ETF
	Expiration: March 2011, Exercise Price: $26.00	7	2,205

			13,094

	Pharmaceutical & Biotechnology
BIIB 120121P00055000	Biogen Idec Inc.
	Expiration: January 2012, Exercise Price: $55.00	5	1,538

	Pharmaceutical and Medicine Manufacturing
GENZ 110122P00047500	Genzyme Corporation
	Expiration: January 2011, Exercise Price: $47.50	3	29
GENZ 110122P00052500	Genzyme Corporation
	Expiration: January 2011, Exercise Price: $52.50	2	31
MJN 110122P00045000	Mead Johnson Nutrition Company
	Expiration: January 2011, Exercise Price: $45.00	4	10

			70

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Professional, Scientific, and Technical Services
OLJ 110122P00037500	Automatic Data Processing, Inc.
	Expiration: January 2011, Exercise Price: $37.50	1	$3
OLJ 110122P00040000	Automatic Data Processing, Inc.
	Expiration: January 2011, Exercise Price: $40.00	2	5
CRL 110219P00030000	Charles River Laboratories International, Inc.
	Expiration: February 2011, Exercise Price: $30.00	5	150
FCN 120121P00030000	FTI Consulting, Inc.
	Expiration: January 2012, Exercise Price: $30.00	12	2,070
OWC 110122P00025000	Moody’s Corporation
	Expiration: January 2011, Exercise Price: $25.00	1	25

			2,253

	Publishing Industries (except Internet)
MHP 110122P00025000	The McGraw-Hill Companies, Inc.
	Expiration: January 2011, Exercise Price: $25.00	4	20

	Rail Transportation
CP 110319P00055000	Canadian Pacific Railway Limited
	Expiration: March 2011, Exercise Price: $55.00	7	297
OBC 110122P00045000	CSX Corp.
	Expiration: January 2011, Exercise Price: $45.00	3	6
CSX 110219P00045000	CSX Corp.
	Expiration: February 2011, Exercise Price: $45.00	2	19
OGO 110122P00045000	Norfolk Southern Corporation
	Expiration: January 2011, Exercise Price: $45.00	3	8
NSC 110122P00049000	Norfolk Southern Corporation
	Expiration: January 2011, Exercise Price: $49.00	2	5

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Rail Transportation (Continued)
NSC 120121P00050000	Norfolk Southern Corporation
	Expiration: January 2012, Exercise Price: $50.00	3	$885
NSC 120121P00055000	Norfolk Southern Corporation
	Expiration: January 2012, Exercise Price: $55.00	4	1,760
UNP 110122P00065000	Union Pacific Corporation
	Expiration: January 2011, Exercise Price: $65.00	3	18
UNP 120121P00072500	Union Pacific Corporation
	Expiration: January 2012, Exercise Price: $72.50	2	855

			3,853

	Real Estate
PSA 110319P00085000	Public Storage
	Expiration: March 2011, Exercise Price: $85.00	2	170
PSA 110319P00090000	Public Storage
	Expiration: March 2011, Exercise Price: $90.00	2	285
FVJ 110122P00025000	The St. Joe Company
	Expiration: January 2011, Exercise Price: $25.00	2	690
JOE 120121P00022500	The St. Joe Company
	Expiration: January 2012, Exercise Price: $22.50	10	4,200

			5,345

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities
VNB 110122P00070000	Affiliated Managers Group
	Expiration: January 2011, Exercise Price: $70.00	2	$10
CBOE 110319P00020000	CBOE Holdings Inc.
	Expiration: March 2011, Exercise Price: $20.00	16	1,000
FII 110416P00022500	Federated Investors, Inc. — Class B
	Expiration: April 2011, Exercise Price: $22.50	8	360
FII 110716P00025000	Federated Investors, Inc. — Class B
	Expiration: July 2011, Exercise Price: $25.00	8	1,320
GHL 110319P00060000	Greenhill & Co., Inc.
	Expiration: March 2011, Exercise Price: $60.00	4	120
GHL 110319P00070000	Greenhill & Co., Inc.
	Expiration: March 2011, Exercise Price: $70.00	5	488

			3,298

	Telecommunications
CHU 110122P00012500	China Unicom (Hong Kong) Limited — ADR
	Expiration: January 2011, Exercise Price: $12.50	7	35
CHU 110416P00013000	China Unicom (Hong Kong) Limited — ADR
	Expiration: April 2011, Exercise Price: $13.00	3	127

			162

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Transportation Equipment Manufacturing
VBO 110122P00045000	Boeing Co.
	Expiration: January 2011, Exercise Price: $45.00	1	$1
VBO 110122P00050000	Boeing Co.
	Expiration: January 2011, Exercise Price: $50.00	1	3
GD 110122P00070000	General Dynamics Corporation
	Expiration: January 2011, Exercise Price: $70.00	3	300
VOJ 110122P00045000	Northrop Grumman Corporation
	Expiration: January 2011, Exercise Price: $45.00	1	2
TM 120121P00070000	Toyota Motor Corporation — ADR
	Expiration: January 2012, Exercise Price: $70.00	5	2,025

			2,331

	U.S. Equity Exchanges
NYX 120121P00025000	NYSE Euronext
	Expiration: January 2012, Exercise Price: $25.00	12	2,388
XGV 110122P00020000	The NASDAQ OMX Group
	Expiration: January 2011, Exercise Price: $20.00	5	25
NDAQ 120121P00017500	The NASDAQ OMX Group
	Expiration: January 2012, Exercise Price: $17.50	10	875

			3,288

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Utilities
AYE 110416P00022500	Allegheny Energy, Inc.
	Expiration: April 2011, Exercise Price: $22.50	15	$563
AWK 110319P00020000	American Water Works Co., Inc.
	Expiration: March 2011, Exercise Price: $20.00	6	60
CPN 110122P00012500	Calpine Corp.
	Expiration: January 2011, Exercise Price: $12.50	20	200
GXP 110319P00017500	Great Plains Energy Incorporated
	Expiration: March 2011, Exercise Price: $17.50	10	200
HNP 110219P00022500	Huaneng Power International, Inc. — ADR
	Expiration: February 2011, Exercise Price: $22.50	8	1,220
HNP 110521P00020000	Huaneng Power International, Inc. — ADR
	Expiration: May 2011, Exercise Price: $20.00	9	990
HNP 110521P00022500	Huaneng Power International, Inc. — ADR
	Expiration: May 2011, Exercise Price: $22.50	7	1,890
KEP 110319P00012500	Korea Electric Power Corporation — ADR
	Expiration: March 2011, Exercise Price: $12.50	12	480
KEP 110319P00015000	Korea Electric Power Corporation — ADR
	Expiration: March 2011, Exercise Price: $15.00	10	1,800
KEP 110618P00012500	Korea Electric Power Corporation — ADR
	Expiration: June 2011, Exercise Price: $12.50	9	652
GEN1 110122P00012500	Mirant Corporation
	Expiration: January 2011, Exercise Price: $12.50	8	1,380

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2010 — (Continued)

Identifier		Contracts	Value

	Utilities (Continued)
OBD 110122P00025000	NRG Energy, Inc.
	Expiration: January 2011, Exercise Price: $25.00	6	$3,300
PICO 110122P00030000	PICO Holdings, Inc.
	Expiration: January 2011, Exercise Price: $30.00	10	200
PICO 110716P00030000	PICO Holdings, Inc.
	Expiration: July 2011, Exercise Price: $30.00	3	585
UNS 110319P00030000	Unisource Energy Corporation
	Expiration: March 2011, Exercise Price: $30.00	10	2,500
VE 110416P00022500	Veolia Environnement — ADR
	Expiration: April 2011, Exercise Price: $22.50	10	225
VE 110416P00025000	Veolia Environnement — ADR
	Expiration: April 2011, Exercise Price: $25.00	4	180

			16,425

	Wireless Telecommunications Carriers (except Satellite)
VUX 110122P00020000	Vodafone Group PLC — ADR
	Expiration: January 2011, Exercise Price: $20.00	11	27

	TOTAL PUT OPTIONS WRITTEN (premiums received ($300,469))		$129,863

ADR —	American Depository Receipt.

ETF —	Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2010

	The Internet	The Global
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$153,762,065	$5,841,313
Foreign currencies, at value(3)	—	1,332
Receivable for contributed capital	10,918	3,850
Receivable for investments sold	—	80,500
Dividends and interest receivable	57,814	5,757
Other accounts receivable	99,877	—
Other assets	9,290	107

Total assets	153,939,964	5,932,859

LIABILITIES:
Payable to Adviser	122,827	5,523
Payable to Broker	870,731	—
Payable to Custodian	—	16,678
Payable to Trustees and Officers	1,273	52
Payable for securities purchased	—	43,561
Payable for collateral received for securities loaned	37,416,974	551,370
Payable for withdrawn capital	233,977	—
Accrued expenses and other liabilities	27,229	12,841

Total liabilities	38,673,011	630,025

Net assets	$115,266,953	$5,302,834

(1)Cost of investments	$107,188,066	$5,273,135

(2)Includes loaned securities with a market value of	$35,839,537	$533,095

(3)Cost of foreign currencies	$—	$1,321

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2010

	The	The
	Paradigm	Medical
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$1,490,093,894	$41,491,621
Foreign currencies, at value(3)	36,545	—
Deposit at brokers for written options	79,730	40,986
Cash	42,640	—
Receivable for contributed capital	2,143,090	5,589
Receivable for investments sold	1,165,367	—
Dividends and interest receivable	1,618,743	19,114
Other assets	129,303	2,587

Total assets	1,495,309,312	41,559,897

LIABILITIES:
Payable to Adviser	1,311,050	32,617
Payable to Trustees and Officers	14,579	355
Payable for collateral received for securities loaned	243,932,317	10,793,305
Payable for withdrawn capital	2,425,961	27,244
Accrued expenses and other liabilities	174,623	14,196

Total liabilities	247,858,530	10,867,717

Net assets	$1,247,450,782	$30,692,180

(1)Cost of investments	$1,199,758,759	$40,808,347

(2)Includes loaned securities with a market value of	$230,416,063	$10,283,709

(3)Cost of foreign currencies	$36,339	$—

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2010

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$195,647,495	$73,671,656
Receivable for contributed capital	44,761	13,110
Receivable for investments sold	12,705	—
Dividends and interest receivable	69,167	28,626
Other assets	35,745	11,359

Total assets	195,809,873	73,724,751

LIABILITIES:
Payable to Adviser	166,205	62,497
Payable to Broker	12,258	—
Payable to Custodian	—	203,534
Payable to Trustees and Officers	1,894	685
Payable for collateral received for securities loaned	40,060,947	14,816,293
Payable for withdrawn capital	385,616	92,000
Accrued expenses and other liabilities	38,801	20,490

Total liabilities	40,665,721	15,195,499

Net assets	$155,144,152	$58,529,252

(1)Cost of investments	$165,067,735	$66,436,833

(2)Includes loaned securities with a market value of	$38,006,161	$13,653,346

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2010

	The Water	The Multi-
	Infrastructure	Disciplinary
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$19,406,699	$3,840,856
Foreign currencies, at value(3)	16	—
Deposit at brokers for written options	5,980,900	549,032
Receivable for contributed capital	80,528	8,000
Receivable for investments sold	1,169	9,398
Dividends and interest receivable	124,121	42,952
Other assets	1,004	33

Total assets	25,594,437	4,450,271

LIABILITIES:
Written options, at value(4)	519,338	129,863
Payable to Adviser	26,057	4,142
Payable to Trustees and Officers	292	18
Payable for securities purchased	—	18,025
Payable for collateral received for securities loaned	582,692	76,500
Payable for withdrawn capital	227,043	—
Accrued expenses and other liabilities	15,928	13,674

Total liabilities	1,371,350	242,222

Net assets	$24,223,087	$4,208,049

(1)Cost of investments	$19,382,339	$3,765,310

(2)Includes loaned securities with a market value of	$544,028	$74,539

(3)Cost of foreign currencies	$15	$—

(4)Premiums received	$1,687,618	$300,469

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2010

	The Internet	The Global
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$850,909	$92,506
Interest	54,680	1
Income from securities lending	106,245	2,045
Other income	99,877	—

Total investment income	1,111,711	94,552

EXPENSES:
Investment advisory fees	1,337,259	61,608
Administration fees	46,329	2,083
Professional fees	16,393	7,588
Fund accounting fees	24,701	11,495
Trustee and Officers’ fees and expenses	7,957	355
Custodian fees and expenses	24,115	36,159
Other expenses	5,220	235

Total expenses	1,461,974	119,523

Net investment loss	(350,263)	(24,971)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	3,608,489	621,908
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	18,110,430	246,931
Written option contracts	(5,404)	—

Net gain on investments	21,713,515	868,839

Net increase in net assets resulting from operations	$21,363,252	$843,868

† Net of Foreign Taxes Withheld of:	$33,824	$10,413

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2010

	The	The
	Paradigm	Medical
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$23,793,585	$582,043
Interest	1,728,632	58
Income from securities lending	2,138,549	24,159

Total investment income	27,660,766	606,260

EXPENSES:
Investment advisory fees	15,754,346	390,729
Administration fees	545,236	13,644
Professional fees	65,981	11,098
Fund accounting fees	223,168	8,922
Trustee and Officers’ fees and expenses	94,234	2,357
Custodian fees and expenses	413,729	6,766
Other expenses	73,834	1,340

Total expenses	17,170,528	434,856

Net investment income	10,490,238	171,404

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(109,064,403)	(219,849)
Net change in unrealized appreciation of:
Investments and foreign currency	286,372,800	1,376,880

Net gain on investments	177,308,397	1,157,031

Net increase in net assets resulting from operations	$187,798,635	$1,328,435

† Net of Foreign Taxes Withheld of:	$1,227,003	$28,236

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2010

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$2,249,899	$1,090,864
Interest	—	36
Income from securities lending	100,669	81,154
Other income	20,977	—

Total investment income	2,371,545	1,172,054

EXPENSES:
Investment advisory fees	2,057,923	739,565
Administration fees	71,053	25,496
Professional fees	20,704	13,155
Fund accounting fees	35,098	16,763
Trustee and Officers’ fees and expenses	12,092	4,434
Custodian fees and expenses	129,972	38,551
Other expenses	10,370	3,355

Total expenses	2,337,212	841,319

Net investment income	34,333	330,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(589,161)	(336,199)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	20,474,498	6,206,744
Written option contracts	—	(37,827)

Net gain on investments	19,885,337	5,832,718

Net increase in net assets resulting from operations	$19,919,670	$6,163,453

† Net of Foreign Taxes Withheld of:	$66,139	$39,963

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2010

	The Water	The Multi-
	Infrastructure	Disciplinary
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$424,723	$90
Interest	174,364	116,202
Income from securities lending	52,714	56

Total investment income	651,801	116,348

EXPENSES:
Investment advisory fees	325,221	29,141
Administration fees	11,403	3,963
Professional fees	10,535	9,460
Fund accounting fees	9,788	9,087
Trustee and Officers’ fees and expenses	1,972	150
Custodian fees and expenses	21,477	4,207
Other expenses	1,155	80

Total expenses	381,551	56,088

Net investment income	270,250	60,260

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(2,165,582)	9,909
Written option contracts expired or closed	(297,569)	101,093
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(362,117)	39,125
Written option contracts	1,168,280	115,518

Net gain (loss) on investments	(1,656,988)	265,645

Net increase (decrease) in net assets resulting from operations	$(1,386,738)	$325,905

† Net of Foreign Taxes Withheld of:	$31,520	$—

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment loss	$(350,263)	$(33,060)	$(24,971)	$(24,484)
Net realized gain (loss) on sale of investments, foreign currency and written options	3,608,489	3,597,819	621,908	(420,269)
Net change in unrealized appreciation of investments, foreign currency and written options	18,105,026	32,092,041	246,931	1,903,249

Net increase in net assets resulting from operations	21,363,252	35,656,800	843,868	1,458,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	1,346,460	2,234,532	1,327,460	3,020,852
Withdrawals	(13,061,708)	(7,912,207)	(1,636,790)	(1,672,795)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(11,715,248)	(5,677,675)	(309,330)	1,348,057

Total increase in net assets	9,648,004	29,979,125	534,538	2,806,553
NET ASSETS:
Beginning of year	105,618,949	75,639,824	4,768,296	1,961,743

End of year	$115,266,953	$105,618,949	$5,302,834	$4,768,296

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Paradigm Portfolio		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income	$10,490,238	$14,996,508	$171,404	$239,675
Net realized loss on sale of investments, foreign currency and written options	(109,064,403)	(282,409,570)	(219,849)	(152,408)
Net change in unrealized appreciation of investments, foreign currency and written options	286,372,800	696,152,858	1,376,880	4,228,652

Net increase in net assets resulting from operations	187,798,635	428,739,796	1,328,435	4,315,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	12,611,540	78,038,515	8,554,289	7,401,998
Withdrawals	(358,281,150)	(393,931,544)	(5,133,179)	(4,767,975)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(345,669,610)	(315,893,029)	3,421,110	2,634,023

Total increase (decrease) in net assets	(157,870,975)	112,846,767	4,749,545	6,949,942
NET ASSETS:
Beginning of year	1,405,321,757	1,292,474,990	25,942,635	18,992,693

End of year	$1,247,450,782	$1,405,321,757	$30,692,180	$25,942,635

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Small Cap Opportunities Portfolio		The Market Opportunities Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$34,333	$(97,708)	$330,735	$153,008
Net realized loss on sale of investments, foreign currency and written options	(589,161)	(45,656,070)	(336,199)	(7,399,123)
Net change in unrealized appreciation of investments, foreign currency and written options	20,474,498	143,860,495	6,168,917	30,080,757

Net increase in net assets resulting from operations	19,919,670	98,106,717	6,163,453	22,834,642

NET DECREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	8,900,395	19,485,826	1,707,965	7,456,809
Withdrawals	(73,460,711)	(128,333,657)	(15,461,186)	(21,721,577)

Net decrease in net assets resulting from beneficial interest transactions	(64,560,316)	(108,847,831)	(13,753,221)	(14,264,768)

Total increase (decrease) in net assets	(44,640,646)	(10,741,114)	(7,589,768)	8,569,874
NET ASSETS:
Beginning of year	199,784,798	210,525,912	66,119,020	57,549,146

End of year	$155,144,152	$199,784,798	$58,529,252	$66,119,020

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

			The Multi-Disciplinary
	The Water Infrastructure Portfolio		Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$270,250	$107,684	$60,260	$(10,867)
Net realized gain (loss) on sale of investments, foreign currency and written options	(2,463,151)	(1,421,220)	111,002	105,539
Net change in unrealized appreciation of investments, foreign currency and written options	806,163	3,696,782	154,643	109,924

Net increase (decrease) in net assets resulting from operations	(1,386,738)	2,383,246	325,905	204,596

NET INCREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	10,339,696	11,818,237	3,080,316	788,927
Withdrawals	(7,936,060)	(7,147,014)	(520,802)	(89,179)

Net increase in net assets resulting from beneficial interest transactions	2,403,636	4,671,223	2,559,514	699,748

Total increase in net assets	1,016,898	7,054,469	2,885,419	904,344
NET ASSETS:
Beginning of year	23,206,189	16,151,720	1,322,630	418,286

End of year	$24,223,087	$23,206,189	$4,208,049	$1,322,630

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2010

1.  Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non-diversified” series of the Trust. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Water Infrastructure Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for the Multi-Disciplinary Portfolio, seeks to provide investors with long-term capital growth. The Multi-Disciplinary Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Water Infrastructure Portfolio invests primarily in securities and derivatives issued by U.S. and foreign companies engaged in water infrastructure and natural resources with a specific water theme and related activities. The Multi-Disciplinary Portfolio utilizes a two-part investment strategy, which includes fixed income and derivatives components.

2.  Significant Accounting Policies

Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined. Purchased non-exchange traded options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2010, 0.00%, 0.00%, and 0.00% of

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

the net assets of The Internet Portfolio, The Paradigm Portfolio, and The Medical Portfolio, respectively, were fair valued securities.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the exchange rate of such

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2010 the following Master Portfolio held securities restricted to institutional investors (144A Securities):

		Percentage
Restricted Securities	Market Value	of Net Assets

The Multi-Disciplinary Portfolio	$106,750	2.54%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2010, the following Master Portfolios held illiquid securities:

		Percentage
Illiquid Securities	Market Value	of Net Assets

The Internet Portfolio	$502	0.00%
The Paradigm Portfolio	0	0.00
The Medical Portfolio	0	0.00

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2010, open tax years include the tax years ended December 31, 2007 through 2010. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Sub-Adviser to The Water Infrastructure Portfolio, Brennan Investment Partners, LLC, received its compensation from the Adviser at the annual rate of 0.35% of the average daily net assets of The Water Infrastructure Portfolio. On July 16, 2010, Brennan Investment Partners, LLC ceased serving as sub-adviser for The Water Infrastructure Portfolio.

For the year ended December 31, 2010, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio incurred expenses of $1,337,259, $61,608, $15,754,346, $390,729, $2,057,923, $739,565, $325,221 and $29,141, respectively, pursuant to the Agreements.

For the year ended December 31, 2010, the Trust was allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

4. Securities Transactions

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other

The Internet Portfolio	$—	$12,467,411	$—	$23,317,997
The Global Portfolio	—	5,870,035	—	6,126,927
The Paradigm Portfolio	—	90,826,091	—	463,111,095
The Medical Portfolio	—	5,461,875	—	753,454
The Small Cap Opportunities Portfolio	—	5,743,539	—	71,270,403
The Market Opportunities Portfolio	—	7,178,580	—	19,299,186
The Water Infrastructure Portfolio	—	20,157,995	—	28,093,151
The Multi-Disciplinary Portfolio	—	3,503,330	—	739,999

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

As of December 31, 2010, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Net
	Unrealized
	Appreciation	Unrealized	Unrealized	Tax Cost of
	(Depreciation)	Appreciation	Depreciation	Investments

The Internet Portfolio	$45,780,455	$55,045,628	$(9,265,173)	$107,981,610
The Global Portfolio	514,949	626,963	(112,014)	5,326,364
The Paradigm Portfolio	228,453,024	360,791,025	(132,338,001)	1,261,640,870
The Medical Portfolio	527,740	5,989,204	(5,461,464)	40,963,881
The Small Cap Opportunities Portfolio	22,538,214	48,513,109	(25,974,895)	173,109,281
The Market Opportunities Portfolio	4,483,119	12,417,832	(7,934,713)	69,188,537
The Water Infrastructure Portfolio	2,163	551,721	(549,558)	19,404,536
The Multi-Disciplinary Portfolio	62,862	104,758	(41,896)	3,777,994

For the year ended December 31, 2010, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount

The Internet Portfolio
Outstanding at the Beginning of Year	2	$18,054
Options Exercised	(2)	(18,054)

Outstanding at December 31, 2010	—	$—

The Market Opportunities Portfolio
Outstanding at the Beginning of Year	14	$126,377
Options Exercised	(14)	(126,377)

Outstanding at December 31, 2010	—	$—

The Water Infrastructure Portfolio
Outstanding at the Beginning of Year	—	$—
Options Written	9,230	1,837,464
Options Expired	(150)	(29,603)
Options Closed	(400)	(120,243)

Outstanding at December 31, 2010	8,680	$1,687,618

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

	Number	Premium
	of Contracts	Amount

The Multi-Disciplinary Portfolio
Outstanding at the Beginning of Year	327	$114,271
Options Written	1,211	320,281
Options Split	7	—
Options Exercised	(147)	(32,055)
Options Expired	(368)	(97,859)
Options Closed	(3)	(4,169)

Outstanding at December 31, 2010	1,027	$300,469

5. Portfolio Securities Loaned

As of December 31, 2010, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2010, were as follows:

	Securities	Collateral

The Internet Portfolio	$35,839,537	$37,416,974
The Global Portfolio	533,095	551,370
The Paradigm Portfolio	230,416,063	243,932,317
The Medical Portfolio	10,283,709	10,793,305
The Small Cap Opportunities Portfolio	38,006,161	40,060,947
The Market Opportunities Portfolio	13,653,346	14,816,293
The Water Infrastructure Portfolio	544,028	582,692
The Multi-Disciplinary Portfolio	74,539	76,500

6. Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.37%	1.37%	1.34%	1.34%	1.39%
After expense reduction	1.37%	1.37%	1.34%	1.33%	1.33%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

	The Internet Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.33)%	(0.04)%	1.59%	1.58%	0.17%
After expense reduction	(0.33)%	(0.04)%	1.59%	1.59%	0.23%
Portfolio turnover rate	12%	14%	19%	15%	11%

	The Global Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	2.43%	2.81%	2.46%	1.99%	1.62%
After expense reduction	2.43%	2.81%	2.46%	1.98%	1.46%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.51)%	(0.74)%	0.83%	3.73%	2.78%
After expense reduction	(0.51)%	(0.74)%	0.83%	3.74%	2.94%
Portfolio turnover rate	122%	53%	98%	22%	10%

	The Paradigm Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.36%	1.36%	1.33%	1.33%	1.40%
After expense reduction	1.36%	1.36%	1.33%	1.33%	1.32%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	0.83%	1.15%	0.86%	0.75%	0.85%
After expense reduction	0.83%	1.15%	0.86%	0.75%	0.93%
Portfolio turnover rate	7%	15%	34%	8%	3%

	The Medical Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.39%	1.43%	1.42%	1.49%	1.44%
After expense reduction	1.39%	1.43%	1.42%	1.40%	1.34%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	0.55%	1.14%	1.02%	0.42%	0.33%
After expense reduction	0.55%	1.14%	1.02%	0.51%	0.43%
Portfolio turnover rate	3%	13%	28%	38%	20%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

	The Small Cap Opportunities Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.42%	1.36%	1.34%	1.40%
After expense reduction	1.42%	1.42%	1.36%	1.31%	1.27%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	0.02%	(0.05)%	0.51%	0.38%	0.30%
After expense reduction	0.02%	(0.05)%	0.51%	0.41%	0.43%
Portfolio turnover rate	4%	4%	16%	17%	6%

	The Market Opportunities Portfolio
	For the	For the	For the	For the	January 31,
	Year Ended	Year Ended	Year Ended	Year Ended	2006ˆ through
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.42%	1.36%	1.44%	1.81	%(1)
After expense reduction	1.42%	1.42%	1.36%	1.44%	1.61	%(1)
Ratio of net investment income to average net assets:
Before expense reduction	0.56%	0.26%	1.25%	0.61%	0.16	%(1)
After expense reduction	0.56%	0.26%	1.25%	0.61%	0.36	%(1)
Portfolio turnover rate	12%	14%	77%	14%	0%

ˆ	Commencement of operations.

(1)	Annualized.

	The Water Infrastructure Portfolio
	For the	For the	For the	June 29,
	Year Ended	Year Ended	Year Ended	2007ˆ through
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007

Ratio of expenses to average net assets:
Before expense reduction	1.47%	1.49%	1.49%	2.01	%(1)
After expense reduction	1.47%	1.49%	1.49%	2.01	%(1)
Ratio of net investment income to average net assets:
Before expense reduction	1.04%	0.63%	1.27%	0.96	%(1)
After expense reduction	1.04%	0.63%	1.27%	0.96	%(1)
Portfolio turnover rate	111%	45%	66%	7%

ˆ	Commencement of operations.

(1)	Annualized.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

	The Multi-Disciplinary Portfolio
			February 11,
	For the	For the	2008ˆ
	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,
	2010	2009	2008

Ratio of expenses to average net assets:
Before expense reduction	2.41%	3.66%	5.09	%(1)
After expense reduction	2.41%	3.66%	5.09	%(1)
Ratio of net investment income (loss) to average net assets:
Before expense reduction	2.58%	(1.20)%	(3.49	)%(1)
After expense reduction	2.58%	(1.20)%	(3.49	)%(1)
Portfolio turnover rate	38%	77%	N/A(2)

ˆ	Commencement of operations.

(1)	Annualized.
(2)	The Portfolio did not hold any long-term securities during the period, therefore the portfolio turnover is not applicable.

7. Summary of Fair Value Exposure

Various inputs are used in determining the value of the Master Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2		Level 3		Total

Common Stocks	$112,508,084	$1,705,798	(1)	$502	(2)	$114,214,384
Escrow Notes	—	—		—	*	—	*
Rights	1,530,087	—		—		1,530,087
Short-Term Investments	600,620	—		—		600,620
Investments Purchased with the Cash
Proceeds from Securities Lending	37,416,974	—		—		37,416,974

Total Investments in Securities	$152,055,765	$1,705,798		$502		$153,762,065

*	The amount is less than $0.50

See portfolio of Investments for breakout of common stocks by industry classification.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Rental and Leasing Services	$1,701,000
Telecommunications	4,798

$1,705,798

(2)	The Common Stocks Level 3 balance consists of the market values of the associated Level 3 investments in the following industry:

Special Purpose Entity	$502

Transfers into Level 2	1,705,798
Transfers out of Level 2	—

Net transfers in and/or out of Level 2	$1,705,798

Transfers were made into Level 2 due to a lack of market activity.

Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2009	$— *
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	502
Net purchases (sales)	—
Transfer in and/or out of Level 3	—

Balance as of December 31, 2010	$502

*	The amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

The Global Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2		Level 3	Total

Common Stocks	$5,251,369	$38,343	(1)	$—	$5,289,712
Warrants	231	—		—	231
Investments Purchased with the Cash Proceeds from Securities Lending	551,370	—		—	551,370

Total Investments in Securities	$5,802,970	$38,343		$—	$5,841,313

See Portfolio of Investments for breakout of common stocks by industry classification.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Data Processing, Hosting and Related Services	$38,343

The Paradigm Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2		Level 3		Total

Common Stocks	$1,195,696,931	$6,807,296	(1)	$—		$1,202,504,227
Escrow Notes	—	—		—	*	—	*
Convertible Bonds	—	5,065,000		—		5,065,000
Corporate Bonds	—	428		—		428
Warrants	131,860	—		—		131,860
Short-Term Investments	38,460,062	—		—		38,460,062
Proceeds from Securities Lending	243,932,317	—		—		243,932,317

Total Investments in Securities	$1,478,221,170	$11,872,724		—	*	$1,490,093,894

*	Amount is less than $0.50.

See Portfolio of Investments for breakout of common stocks by industry classification.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Credit Intermediation and Related Activities	$6,807,296
Transfers into Level 2	$6,807,296
Transfers out of Level 2	—

Net transfers in and/or out of Level 2	6,807,296

Transfers were made into and out of Level 2 due to a lack of market activity.

Transfers between levels are recognized at the end of the reporting period.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2009	$2,620,751
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(2,620,751)
Transfer in and/or out of Level 3	—

Balance as of December 31, 2010	$— *

*	Amount is less than $0.50.

The Medical Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3		Total

Common Stocks	$30,210,765	$—	$—		$30,210,765
Escrow Notes	—	—	—	*	—	*
Rights	3,762	—	—		3,762
Short-Term Investments	483,789	—	—		483,789
Investments Purchased with the Cash
Proceeds from Securities Lending	10,793,305	—	—		10,793,305

Total Investment in Securities	$41,491,621	$—	$—	*	$41,491,621

*	Amount is less than $0.50.

See Portfolio of Investments for breakout of common stocks by industry classification.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2009	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—	*
Net purchases (sales)	—	*
Transfer in and/or out of Level 3	—

Balance as of December 31, 2010	$—	*

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

The Small Cap Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2		Level 3	Total

Common Stocks	$150,960,186ˆ	$2,135,057	(1)	$—	$153,095,243
Corporate Bonds	—	—		125	125
Rights	704,351	—		—	704,351
Short-Term Investments	1,786,829	—		—	1,786,829
Investments Purchased with the Cash
Proceeds from Securities Lending	40,060,947	—		—	40,060,947

Total Investments in Securities	$193,512,313	$2,135,057		$125	$195,647,495

ˆ	See Portfolio of Investments for breakout of common stocks by industry classification.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Asset Management	$2,051,720
Real Estate	1,310
Rental and Leasing Services	66,150
Telecommunications	15,877

$2,135,057

Transfers into Level 2	$2,135,057
Transfers out of Level 2	(170,518)

Net transfers in and/or out of Level 2	$1,964,539

Transfers were made into Level 2 due to a lack of market activity. Transfers were made out of Level 2 and into Level 3 due to security becoming fair valued in accordance with procedures adopted by the Trust’s Board of Trustees.

Transfers between Levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2009	$— *
Accrued discounts/premiums	—
Realized gain (loss)	1,213,355
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(1,213,355)
Transfer in and/or out of Level 3	—

Balance as of December 31, 2010	$—

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

The Market Opportunities Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1		Level 2		Level 3	Total

Common Stocks	$58,326,972	ˆ	$508,109	(1)	$—	$58,835,081
Short-Term Investments	20,282		—		—	20,282
Investments Purchased with the Cash
Proceeds from Securities Lending	14,816,293		—		—	14,816,293

Total Investment in Securities	$73,163,547		$508,109		$—	$73,671,656

ˆ	See Portfolio of Investments for breakout of common stocks by industry classification.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Asset Management	$508,109

Transfers into Level 2	$508,109
Transfers out of Level 2	—

Net transfers in and/or out of Level 2	$508,109

Transfers were made into Level 2 due to a lack of market activity.

Transfers between levels are recognized at the end of the reporting period.

The Water Infrastructure Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1		Level 2	Level 3	Total

Common Stocks	$2,510,024	ˆ	$—	$—	$2,510,024
Convertible Bonds	—		2,863,863	—	2,863,863
Corporate Bonds	—		5,028,047	—	5,028,047
Warrants	—		12,000	—	12,000
Short-Term Investments	3,010,076		5,399,997	—	8,410,073
Investments Purchased with the Cash
Proceeds from Securities Lending	582,692		—	—	582,692

Total Investments in Securities	$6,102,792		$13,303,907	$—	$19,406,699

Put Options Written	$—		$(519,338)	$—	$(519,338)

ˆ	See Portfolio of Investments for breakout of common stocks by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

The Multi-Disciplinary Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1		Level 2	Level 3	Total

Common Stocks	$14,076	ˆ	$—	$—	$14,076
Convertible Bonds	—		1,392,187	—	1,392,187
Corporate Bonds	—		2,298,249	—	2,298,249
Put Options Purchased	—		45	—	45
Short-Term Investments	59,799		—	—	59,799
Investments Purchased with the Cash
Proceeds from Securities Lending	76,500		—	—	76,500

Total Investments in Securities	$150,375		$3,690,481	$—	$3,840,856

Put Options Written	$—		$(129,863)	$—	$(129,863)

ˆ	See Portfolio of Investments for breakout of common stocks by industry classification.

8. Disclosures about Derivative Instruments and Hedging Activities

The Master Portfolios have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.

The Internet Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2010:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
Written Options
Written option			contracts, at value	$—

Total		$—		$—

*	Purchased options are included in investments with other long positions.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	—

Total	$—

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$—	***
Written Options	(5,404	)+

Total	$(5,404)

***	Purchased options are included with investments.

+	This change is a result of options being opened in a previous period and then held during the current period.

The Internet Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2010: no long option contracts were purchased and $0 premiums were paid, no written option contracts were opened and $0 premiums were received during the period.

The Market Opportunities Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2010:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
Written option
Written Options			contracts, at value	$—

Total		$—		$—

*	Purchased options are included in investments with other long positions.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	—

Total	$—

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$—	***
Written Options	(37,827	)+

Total	$(37,827)

***	Purchased options are included with investments.

+	This change is a result of options being opened in a previous period and then held through the current period.

The Market Opportunities Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2010: no long option contracts were purchased and $0 premiums were paid, no written option contracts were opened and $0 premiums were received during the period.

The Water Infrastructure Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2010:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

			Written option
Written Options			contracts, at value	$519,338

Total		$—		$519,338

*	Purchased options are included in investments with other long positions.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Written Options	$(297,569)

Total	$(297,569)

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Written Options	$1,168,280

Total	$1,168,280

The Water Infrastructure Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2010: no long option contracts were purchased and $0 premiums were paid, written option contracts (9,230 contracts) were opened and $1,837,464 premiums were received during the period.

The Multi-Disciplinary Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2010:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$45
			Written option
Written Options			contracts, at value	$129,863

Total		$45		$129,863

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	101,093

Total	$101,093

**	Purchased options are included with investments.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$(90	)***
Written Options	115,518

Total	$115,428

***	Purchased options are included with investments.

The Multi-Disciplinary Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2010: no long option contracts were purchased and $0 premiums were paid, written option contracts (1,211 contracts) were opened and $320,281 premiums were received during the period.

9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the update will have on its financial statement disclosures.

10. Subsequent Events

In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Portfolios’ financial statements.

11. Tax Information (Unaudited)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Master Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Master Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Master Portfolios, if any, will be

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2010

contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

12. Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Portfolios Trust votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13. Information about the Portfolio Holdings (Unaudited)

The Kinetics Portfolios Trust file its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm

To the Shareholders of and Board of Trustees
Kinetics Portfolios Trust
Elmsford, New York

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio, and The Multi-Disciplinary Portfolio, each a series of shares of Kinetics Portfolios Trust (the “Trust”), as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Portfolios as of December 31, 2010, the results of their operations, the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2011

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KINETICS PORTFOLIOS TRUST
Management of the Funds and the Master Portfolios

The management and affairs of the Funds and the Master Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Master Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Master Portfolios and appoints the officers who conduct the daily business of the Funds and the Master Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Master Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Master Portfolios — (Continued)

Board of Directors/Board of Trustees

Independent Directors/Trustees

			Number of
			Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director

Steven T. Russell Year Born: 1963 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	17
Douglas Cohen, C.P.A Year Born: 1961 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	17
William J. Graham Year Born: 1962 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	17
Joseph E. Breslin Year Born: 1953 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	17
James M. Breen Year Born: 1959 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2008	17

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director

Attorney and Counselor at Law, Partner, Law Firm of Russell and Fig (2002-2010); Steven Russell Law Firm (1994 to 2002); Professor of Business Law, Suffolk County Community College (1997 to Present).	N/A
Sunrise Credit Services, Inc. (2005 to Present); Wagner & Zwerman, LLP Certified Public Accountant (1997 to 2005).	Director, The Kinetics Fund (a private investment company).
Attorney, William J. Graham, PC (2001 to Present); Bracken & Margolin, LLP (1997 to 2001).	N/A
Chief Operating Officer, Central Park Credit Holdings, (2007-2009) Chief Operating Officer, Aladdin Capital Management (2005-2007); Independent Consultant, Independence Community Bank (2003-2004); Senior Managing Director of Whitehall Asset Management (1999-2003).	Trustee, Hatteras Alternative Mutual Funds Trust (2 portfolios); Trustee, Underlying Funds Trust (4 portfolios).
Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to Present); Immigration & Customs Enforcement Representative, Athens, Greece (2006 to 2008); U.S. Homeland Security Office of Investigations, Senior Special Agent, Miami, FL (2000 to 2008).	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Master Portfolios — (Continued)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

			Number of
			Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director

Murray Stahl* Year Born: 1953 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Secretary	Indefinite/ Since 2000	17
Peter B. Doyle* Year Born: 1962 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee, President and Chairman of the Board	Indefinite/ Since 2002	17
Leonid Polyakov* Year Born: 1959 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Treasurer	Indefinite/ Since 2002	17

*	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser.

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director

Chairman, The FRMO Corp. (2001 to Present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman, Horizon Asset Management, an investment adviser (1994 to Present); Director of Research, Kinetics Asset Management and Kinetics Mutual Funds, Inc. (2002 to Present).	Chairman of Horizon Asset Management; Chairman of FRMO Corporation.
President, Kinetics Asset Management, Inc. (2002 to Present); Director, Kinetics Advisers, LLC (2000 to Present); Director and Officer, Horizon Asset Management, Inc. (1994 to Present); Chief Investment Strategist, Kinetics Asset Management and Kinetics Mutual Funds, Inc. (1998 to Present).	Director, The Kinetics Fund (a private investment company); Director and Officer of FRMO Corporation.
CFO, Kinetics Asset Management, Inc. (2000 to Present); President, Kinetics Funds Distributor, Inc. (2002 to Present); Director, Kinetics Advisers, LLC (2000 to Present); formerly CFO, KBD Securities, LLC (2000 to 2010).	Director, The Kinetics Fund (a private investment company).

**	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Kinetics Mutual
Funds, Inc.
615 East Michigan Street
Milwaukee, WI 53202
INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Kinetics Asset Management, Inc.
555 Taxter Road
Suite 175
Elmsford, NY 10523
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103
DISTRIBUTOR
Kinetics Funds Distributor, Inc.
555 Taxter Road
Suite 175
Elmsford, NY 10523
ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2010	FYE 12/31/2009	FYE 12/31/2009
	Kinetics Portfolios	Kinetics Mutual	Kinetics Portfolios	Kinetics Mutual
	Trust	Funds	Trust	Funds

Audit Fees	78,250	78,250	76,000	76,000
Audit-Related Fees	0	0	0	0
Tax Fees	20,941	23,559	21,500	21,500
All Other Fees	0	0	0	0
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009

Registrant	0	0
Registrant’s Investment Adviser	0	0
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.
1.	To approve the liquidation and termination of the Kinetics Government Money Market Fund as set forth in a Plan of Liquidation and Termination adopted by the Board of Directors of the Company.

	No. of Shares	% of Outstanding Shares	% of Shares voted
Affirmative	1,391,666.290	55.477%	99.918%
Against	1,142.770	0.045%	0.082%
Abstain	.000	0.000%	0.000%
TOTAL	1,392,809.060	55.522%	100.000%
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Code of Ethics is filed herewith.
(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 10, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 10, 2011

By (Signature and Title)*	/s/ Leonid Polyakov
Leonid Polyakov, Treasurer

Date March 9, 2011

*	Print the name and title of each signing officer under his or her signature.

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